UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Letter from the Chairman of the Board

Dear Fellow Stockholders,

On behalf of ADT’s Board of Directors, I look forward to welcoming you to our 2023 annual meeting.

Over the last several years, the team at ADT has transformed and reshaped the company, while creating a diversified, scaled business that is well-positioned to accelerate growth. Working closely with management, the Board continued to exercise its role in overseeing the execution and refinement of the company’s strategy. In nearly every Board meeting, we discuss the company’s long-term strategy and progress against strategic objectives, allowing us to debate assumptions and offer additional perspectives.

We continue to evaluate our own performance and composition regularly, remaining mindful of the need for the Board to possess a wide range of skills, qualifications, backgrounds and tenure. Across these aspects and others, we look to enhance diversity in the boardroom and in the past year we were pleased to welcome two new members to our Board – Bill Lewis, a designee of Apollo, and Paul Smith, an independent director and designee of State Farm.

As we look forward to 2023, the Board welcomes your engagement. We encourage you to share suggestions and concerns with us. In particular, we encourage you to review this proxy statement and vote in the upcoming meeting.

As always, we deeply appreciate your support of our company.

Sincerely,

Marc Becker

Our foundation of good governance practices has served us well and will continue to do so into the future.

Letter from the President and Chief Executive Officer

Dear Fellow Stockholders,

It’s an extraordinary time for all of us at ADT – 2022 was one of the best years in the company’s history as we strengthened our foundation and advanced the transformation of our company from a traditional security company towards an innovative business poised to accelerate growth in new markets. Our strong customer focus allowed us to deliver full year results in line with or exceeding our initial financial outlook while setting records in customer retention, recurring monthly revenue balance and revenue payback.

Our business is centered on the foundational belief that everyone deserves to feel safe. Every day we are bringing peace of mind to our customers through our unrivaled safety, premium experience and innovative offerings as we deliver on our mission of Safe, Smart, and Sustainable.

Safe: We protect what matters most

Smart: We deliver customer-focused products, technologies, and services

Sustainable: We make life better for the customers and communities we serve

As we look to 2023 and beyond, our top objective is to delight and protect our customers through our offerings in smart home and residential security, commercial security, and residential solar. We remain obsessively focused on customer satisfaction to drive strong brand loyalty and increased customer retention. Customer response to our new offerings of Google Nest products has been strong and we continue to deepen our partnership with Google. And through a ground-breaking new partnership with State Farm, we are looking to improve the homeowner experience by leveraging ADT’s smart home security expertise to predict and prevent common household perils.

Our mission is designed to deliver superior results for all stakeholders – our stockholders, our employees and the customers and communities we serve. We’re excited for the next chapters in the story of this iconic 148-year old company.

Sincerely,

Jim DeVries

2023 PROXY STATEMENT

2023 PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Notice of Annual Meeting of Stockholders

Meeting Agenda
➊ Election of directors.	➋ Advisory vote to approve the compensation of our named executive officers.	➌ Ratification of appointment of independent registered public accounting firm.

In addition, to transact such other business as may properly come before ADT Inc. (the “Company”) at its Annual Meeting of Stockholders, or any postponement or adjournment thereof (the “Annual Meeting”).

When

Wednesday, May 24, 2023

8:30 a.m. EDT

Where

Virtual Meeting

Who Can Vote at the Annual Meeting

All stockholders of record at the close of business on March 29, 2023, the record date for this year’s Annual Meeting, are entitled to attend and to vote on all items properly presented at the Annual Meeting. We refer to the holders of our Common Stock (the “Common Stock”) as our Common Stockholders. We refer to the holders of our Class B Common Stock as our Class B Common Stockholders. We refer to all of the holders of our Common Stock and Class B Common Stock together as “stockholders” in our proxy materials. Class B Common Stockholders are not entitled to vote on the election of directors.

Date of Mailing

We are mailing a notice of the Annual Meeting (and, for those who request it, a paper copy of this proxy statement and the enclosed form of proxy) to our stockholders on or about April 11, 2023.

Record Date

Close of business, March 29, 2023.

How to Vote

If you are a stockholder on the record date, you may vote by following the instructions for voting in the Notice. If you receive paper copies of these proxy materials, you can vote by completing, signing and dating the proxy card you received from us and returning it in the enclosed envelope.

You may also vote via the Internet by following the instructions for voting in the Notice. If you vote online, by phone or by mailing in a proxy card, you or your legally appointed proxy may still attend the Annual Meeting.

We are pleased to announce that the Company will conduct its Annual Meeting on the above date and time by live audio webcast in lieu of an in-person meeting. The Company’s Board of Directors (the “Board of Directors” or the “Board”) believes this meeting format will enhance and facilitate attendance by providing convenient access for all of our stockholders. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting https://www.proxydocs.com/ADT and submit online voting by visiting https://www.proxypush.com/ADT.

We have planned and designed the meeting to encourage stockholder participation, protect stockholder rights, and promote transparency.

Dated: April 11, 2023

By order of the Board of Directors

David W. Smail

Executive Vice President, Chief Legal Officer and Secretary

By Telephone In the U.S. or Canada, you can vote your shares toll-free by calling 1-866-390-9971.
By Mail You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the postage-paid envelope.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 24, 2023

The Notice of 2023 Annual Meeting (the “Notice”), Proxy Statement, and 2022 Annual Report and the means to vote by Internet are available at www.proxypush.com/ADT.

By Internet You can vote your shares online at www.proxypush.com/ADT.
By Tablet or Smartphone You can vote your shares with your tablet or smartphone by scanning the QR code.

2023 PROXY STATEMENT	1

PROPOSAL 1 — ELECTION OF DIRECTORS

PROPOSAL 1 Election of Directors

Directors of the Company hold office until the third succeeding annual meeting of stockholders following their election and until the election and qualification of their successors. Under the Company’s amended and restated bylaws (the “Bylaws”) and amended and restated certificate of incorporation (the “Certificate of Incorporation”), the Board of Directors can change the number of directors comprising the entire Board of Directors so long as the number is not more than 15. The Board of Directors currently consists of 12 directors.

All of the nominees are members of the current Board of Directors. If any nominee for election to the Board of Directors should be unable to accept their nomination or election as a director, which is not expected, your proxy may be voted for a substitute or substitutes designated by the Board of Directors, or the number of directors constituting the Board of Directors may be reduced in accordance with the Company’s Bylaws and Certificate of Incorporation.

Directors will be elected by the holders of a plurality of the voting power of the holders of our common stock (the “Common Stock”) of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions and broker non-votes will not be counted for purposes of the election of directors. Under our Certificate of Incorporation, holders of Class B Common Stock are not entitled to vote for the election of directors.

2	2023 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS

DIRECTOR SKILLS, BACKGROUND AND EXPERIENCE

Skills and Qualifications

Executive Experience: Directors who have held leadership positions in public companies provide insight into the best practices and challenges of leading complex organizations.	●	●	●	●		●	●	●	●	●	●	●	11

Public Company Board Experience: Directors with previous public company board experience help to enhance the Board’s corporate governance practices.	●	●	●	●	●	●	●	●		●	●	●	11

Human Capital Experience: Directors who have experience in human capital management assist in reviewing our efforts to recruit, retain and develop top talent.		●		●		●			●	●	●	●	7

Sales/ Marketing/ Brand Management Experience: Directors with experience in sales, marketing and brand management provide insights into the Company’s sales and marketing process and ways to increase the value of our brand in the marketplace.		●		●					●		●		4

Technology/ Cybersecurity Experience: Directors who have expertise in technology fields are particularly important given the Company’s focus on technology innovation and data privacy.									●			●	2

Finance & Accounting Experience: Directors with advanced understanding of finance and accounting provide meaningful oversight of the Company’s financial reporting and control environment, and assessment of its financial performance and stockholder return.	●	●	●	●	●	●	●	●	●	●	●	●	12

M&A and Corporate Strategy Experience: Directors who have expertise in M&A and corporate strategy provide insight into assessing M&A opportunities for a strategic fit, strong value creation potential and clear execution capacity.	●	●	●	●	●	●	●	●	●	●	●	●	12

Background

Director Since	2016	2018	2017	2018	2022	2022	2016	2016	2022	2016	2018	2021

Independent				●					●		●	●

Age	50	60	50	58	34	66	57	36	60	51	66	59

Gender	M	M	F	F	M	M	M	M	M	M	M	F

Race/ethnicity

African American				●		●

White/Caucasian	●	●	●		●		●	●	●	●	●	●

Committee Composition

Audit Committee				●							Chair	●

Compensation Committee	Chair			●				●

Executive Committee	Chair	●						●

Nominating and Corporate Governance Committee	Chair	●					●

2023 PROXY STATEMENT	3

PROPOSAL 1 — ELECTION OF DIRECTORS

The Board of Directors recommends that the Common Stockholders vote FOR the election of the nominees for Class III directors listed below.

Class III Directors

The term of the following four Class III directors will expire at the Annual Meeting. Messrs. Becker and Rayman, and Mses. Drescher and Zarmi are the only nominees for election at the Annual Meeting for a term that will expire at the 2026 Annual Meeting of Stockholders and until each of their successors has been duly elected and qualified.

Marc E. Becker
Age: 50 Director Since: 2016 Committees: • Compensation (Chair) • Executive (Chair) • Nominating and Corporate Governance (Chair)

Marc E. Becker is the chairman of our Board of Directors (the “Chairman”) and a designee of funds managed by affiliates of Apollo Global Management, Inc. (together with its subsidiaries and affiliates, “Apollo” or the “Sponsor”). Mr. Becker joined Apollo in 1996 and is a Partner based in New York. Prior to joining Apollo in 1996, Mr. Becker was employed by Smith Barney Inc. within its Investment Banking division. Mr. Becker is actively involved in a number of non-profit organizations and serves as a Board member of Reno de Medici S.p.A., SHC Services, Inc. (d/b/a Supplemental Health Care), Chairman Emeritus of the board of directors of the TEAK Fellowship, Honorary Chairman of the board of directors of Park Avenue Synagogue and is a member of the Board of Trustees of The Jewish Museum. Previously, Mr. Becker has also served on the board of directors of OneMain Holdings Inc. and Sun Country Airlines Holdings, Inc. Mr. Becker graduated cum laude with a BS in Economics from the University of Pennsylvania’s Wharton School of Business.

Stephanie Drescher
Age: 50 Director Since: 2017

Stephanie Drescher is a member of our Board of Directors and a designee of Apollo. Ms. Drescher is the Chief Client and Product Development Officer at Apollo and is a member of the firm’s Management Committee. Prior to joining Apollo in 2004, Ms. Drescher was employed by JP Morgan for ten years, primarily in its Alternative Investment group. Ms. Drescher has served on the board of directors of the JP Morgan Venture Capital Funds I and II, JP Morgan Corporate Finance Funds I and II, JP Morgan Private Investments Inc., and Allied Waste. Ms. Drescher is currently on the board of directors of Daphne Tech Holdings LLC, The Student Leadership Network and the board of observers of iCapital. Ms. Drescher graduated summa cum laude, Phi Beta Kappa from Barnard College of Columbia University and earned her MBA from Columbia Business School.

4	2023 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS

Reed B. Rayman
Age: 36 Director Since: 2016 Committees • Compensation • Executive

Reed B. Rayman is a member of our Board of Directors and a designee of Apollo. Mr. Rayman is a Partner at Apollo, focused on private equity investing in the technology, media and security services sectors. Mr. Rayman serves on the board of directors of College Parent Holdings GP, LLC (parent of Yahoo), Western Digital Corporation, Edgio, Inc., Shutterfly Holdings, Inc. (parent of Shutterfly), Aspen Holdco, LLC (parent of Coinstar), ecoATM Parent, LLC, and Camaro Parent, LLC (parent of CareerBuilder). He previously served on the board of directors of Redbox Entertainment Inc. Prior to joining Apollo in 2010, Mr. Rayman was a member of the Principal Strategies Group at Goldman Sachs and previously was a member of the Industrials Investment Banking group at Goldman Sachs. Mr. Rayman is actively involved with the TEAK Fellowship as a mentor and serves on the Young Professionals Board; he also serves on the Private Equity Executive Council of the UJA Federation of New York. Mr. Rayman graduated cum laude from Harvard with an AB in Economics.

Sigal Zarmi
Age: 59 Director Since: 2021 INDEPENDENT Committees • Audit

Sigal Zarmi is a member of our Board of Directors. Ms. Zarmi has over 30 years of experience in large scale digital transformation, technology operations, strategic planning, leadership and talent development. She is currently a Senior Advisor at the Boston Consulting Group, Inc., a global management consulting firm. Prior to that, she served as International CIO and Global Head of Transformation for Morgan Stanley. Prior to Morgan Stanley, Ms. Zarmi was Vice Chairman—Global and US CIO of PwC, and before that, CIO of GE Capital, Americas, where she spent 18 years in various executive technology and operations leadership positions. Ms. Zarmi also serves on the board of directors of Hashicorp, Inc., an infrastructure software company, Global Atlantic Financial Group, a life insurance and reinsurance company, and GoDaddy, Inc., a domain registrant. Ms. Zarmi was inducted into The CIO Hall of Fame in 2021 for her contributions and her leadership in digital transformation and advancing diversity in STEM. Under her leadership Morgan Stanley was named to Fast Company Best Workplaces for Innovators three years in a row. Ms. Zarmi holds an MBA from Columbia University in New York City and a B.S. in Engineering from the Technion—Israel Institute of Technology in Haifa, Israel.

2023 PROXY STATEMENT	5

PROPOSAL 1 — ELECTION OF DIRECTORS

Class I Directors

The term of the following four Class I directors will expire at the 2024 Annual Meeting of Stockholders.

James D. DeVries
Age: 60 Director Since: 2018 President and Chief Executive Officer Committees: • Executive • Nominating and Corporate Governance

James D. DeVries is a member of our Board of Directors and President and Chief Executive Officer (“CEO”) of ADT. Mr. DeVries joined the Company in 2016 as Executive Vice President and Chief Operating Officer and was appointed as our President in September 2017 and as our CEO in December 2018. Prior to joining ADT, he spent nearly a decade at Allstate Insurance Company, serving as Executive Vice President of Operations as well as Executive Vice President and Chief Administrative Officer, with responsibility for real estate and administration, human resources, and procurement. Mr. DeVries has also held various executive and management roles at Principal Financial Group, Ameritech, Quaker Oats Company, and Andrew Corporation.

Currently, Mr. DeVries serves on the boards of ABM, a leading provider of integrated facility services and solutions, and Amsted Industries Inc., a diversified global manufacturer of industrial components. He is a past board member of the Human Resources Management Association of Chicago, the Chicago Public Library Foundation, and the Boys & Girls Clubs of Central Iowa. Mr. DeVries holds a bachelor’s degree from Trinity International University, a master’s degree from Loyola University, and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

Tracey R. Griffin
Age: 58 Director Since: 2018 INDEPENDENT Committees • Audit • Compensation

Tracey R. Griffin is a member of our Board of Directors. Ms. Griffin is the former Chief Financial Officer and Chief Operating Officer of Framebridge, Inc., an online and retail custom framing brand. Prior to her position at Framebridge, Ms. Griffin served as Chief Financial Officer of Austin-based lifestyle retail brand Kendra Scott, from September 2018 to November 2019. Prior to that, Ms. Griffin served as Chief Financial Officer of PANDORA Americas, a global affordable jewelry brand, from February 2016 to September 2018, following her tenure as Chief Operating Officer from October 2014 to February 2016. In these roles at PANDORA, Ms. Griffin was responsible for implementing and overseeing strategic growth initiatives across the company, including its expansion into Latin America. Prior to that, she served as a Senior Partner at McKinsey & Company, a global management consulting firm, where she focused on retail and consumer goods clients. Ms. Griffin currently serves on the board of directors of The Children’s Place, a specialty, mall-based retailer, where she also sits on the Human Capital Committee. In addition, Ms. Griffin sits on the non-profit organization Partnership for a Healthier America, where she is the Chairman of the Finance and Audit Committee and has previously served on the Board and Strategy Committee of the United Negro College Fund (UNCF). Ms. Griffin received her BS in Finance from Georgetown University and an MBA from the Stanford Graduate School of Business.

6	2023 PROXY STATEMENT

PROPOSAL 1 — ELECTION OF DIRECTORS

Benjamin Honig
Age: 34 Director Since: 2022

Benjamin Honig is a member of our Board of Directors and a board designee of certain investors (the “Co-Investors”) in our indirect parent entities other than Apollo and was designated by an affiliate of Temasek International (USA) LLC (“Temasek”). Mr. Honig has worked at Temasek, a global investment company, since 2013, investing in technology, media, healthcare, and business services companies. In his role at Temasek, Mr. Honig currently serves as a member of the board of directors of Horizon Media Holdings, LLC, a media agency, and as a board observer of Creative Artists Agency (CAA) Holdings, LLC, a talent agency, and National Veterinary Associates (NVA), a global pet care organization. He was also closely involved in investments made by Temasek including Virtu Financial, Inc., EMC Corp., VMware, Inc., Dell Technologies, Inc., and Harry’s, Inc. From 2010 to 2013, Mr. Honig was employed by Credit Suisse as an investment banker in the Mergers & Acquisitions department. Mr. Honig graduated magna cum laude with a BA in Economics from Cornell University.

Lee J. Solomon
Age: 51 Director Since: 2016

Lee J. Solomon is a member of our Board of Directors and a designee of Apollo. Mr. Solomon is a Partner at Apollo Private Equity having joined in 2009. Previously, Mr. Solomon was an executive in the media industry, and prior to that, he served as a Principal at Grosvenor Park, which was a joint venture with Fortress Investment Group. Prior to that, he was the Executive Vice President of Business Affairs for Helkon Media. Mr. Solomon serves on the board of directors of Legend Pictures, LLC, CMG Holdings, Inc. (d/b/a Cox Media Group), Aspen Holdco, LLC (parent of Coinstar), ecoATM Parent, LLC, College Parent Holdings GP, LLC (parent of Yahoo!) and Colonnade Acquisition Corp. II. He previously served on the board of directors of AP NMT JV Newco B.V. (parent of Endemol Shine Group), Redbox Entertainment Inc., Terrier Gamut Holdings, Inc. and Mood Media Corporation. Mr. Solomon received his MBA from The Stern School of Business at New York University and graduated from the University of Rochester with a BA in Economics and Political Science.

Class II Directors

The term of the following four Class II directors will expire at the 2025 Annual Meeting of Stockholders.

William M. Lewis, Jr.
Age: 66 Director Since: 2022

William M. Lewis, Jr. is a member of our Board of Directors and a designee of Apollo. Mr. Lewis joined Apollo Global Management in November 2021 as a Partner and member of the Management Committee. Prior to joining Apollo, Mr. Lewis was a Managing Director and Chairman of Investment Banking at Lazard Ltd. which he joined in 2004. At Lazard, Mr. Lewis advised corporations on corporate and financial matters, including leveraged buyouts and other M&A activity. In addition, Mr. Lewis chaired the Firm’s Global Investment Banking Managing Director Promotion Committee. Mr. Lewis serves on the board of Ariel Alternatives, LLC and formerly served on the boards of Freddie Mac, Darden Restaurants and Lazard Ltd. He graduated with honors from Harvard College with an AB in Economics and he obtained an MBA from Harvard Business School.

2023 PROXY STATEMENT	7

PROPOSAL 1 — ELECTION OF DIRECTORS

Eric L. Press
Age: 57 Director Since: 2016 Committees • Nominating and Corporate Governance

Eric L. Press is a member of our Board of Directors and a designee of Apollo. Mr. Press is a Partner at Apollo, having joined in 1998. In his time with Apollo, he has been involved in many of the firm’s investments in basic industrials, metals, lodging/gaming/leisure and financial services. Prior to joining Apollo, Mr. Press worked at the law firm of Wachtell, Lipton, Rosen & Katz, specializing in mergers, acquisitions, restructurings and related financing transactions. Prior thereto, Mr. Press was a consultant with The Boston Consulting Group, a management consulting firm focused on corporate strategy. Mr. Press serves on the board of directors of Apollo Commercial Real Estate Finance, Inc., Knight Health Holdings, LLC d/b/a ScionHealth and DSB Parent L.P. (parent of LifePoint Health Inc.). He previously served on the board of directors of Lottomatica S.p.A (f/k/a Gamenet Group S.p.A), Princimar Chemical Holdings, LLC, PlayAGS, Inc., Triton Maritime III Corp., Triton Maritime IV Corp, Rodeph Sholom School and Constellis Holdings, Inc. He graduated magna cum laude from Harvard College with an AB in Economics and Yale Law School, where he was a Senior Editor of the Yale Law Journal.

Paul J. Smith
Age: 60 INDEPENDENT Director Since: 2022

Paul J. Smith is a member of our Board of Directors and a designee of State Farm Fire & Casualty Company (“State Farm”). Mr. Smith is Executive Vice President and Chief Operating Officer of State Farm with responsibility for the Property & Casualty and Life product lines along with Enterprise Technology. Currently, he also leads enterprise transformation efforts work to position State Farm for future growth. Mr. Smith joined State Farm in 1988 working in a variety of finance and operational positions. Since 2009, Mr. Smith has been a member of senior leadership, serving in various roles as Chief Financial Officer, EVP, Property and Casualty and EVP, Technology and Innovation. Mr. Smith is also a director of State Farm Investment Management Corp. and State Farm VP Management Corp. Mr. Smith received a bachelor’s degree in Accounting from the University of Wisconsin at Eau Claire and is a graduate of The General Managers Program at Harvard Business School.

Matthew E. Winter
Age: 66 Director Since: 2018 INDEPENDENT Committees • Audit (Chair)

Matthew E. Winter is a member of our Board of Directors. Mr. Winter was the President of The Allstate Corporation from January 2015 to February 2018, and prior to that, served as the President, Allstate Personal Lines for The Allstate Corporation from January 2013 to January 2015. Mr. Winter joined The Allstate Corporation in 2009 as President and Chief Executive Officer of Allstate Financial. Mr. Winter also serves on the board of directors and the Audit and Compensation Committees of H&R Block Inc., a tax preparation company, and on the board of directors and Compensation Committee and Finance, Investment & Risk Management Committee of the Hartford Financial Services Group, an investment and insurance company. Mr. Winter holds a Bachelor of Science degree from the University of Michigan, a Juris Doctor degree from the Albany Law School of Union University, and a Master of Laws degree from the University of Virginia School of Law.

8	2023 PROXY STATEMENT

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Controlled Company

Our Common Stock is listed on the New York Stock Exchange (“NYSE”). As Apollo controls more than 50% of the combined voting power of the Company, we are considered a “controlled company” for the purposes of that exchange’s rules and corporate governance standards. We have availed ourselves of the “controlled company” exception under the NYSE rules, which exempts us from certain requirements, including the requirements that we have a majority of independent directors on our Board of Directors and that the Compensation Committee of our Board of Directors (the “Compensation Committee”) and Nominating and Corporate Governance Committee of our Board of Directors (the “Nominating and Corporate Governance Committee”) be comprised entirely of independent directors. The Audit Committee of our Board of Directors (the “Audit Committee”) is comprised entirely of independent members.

If at any time we cease to be a “controlled company” under the NYSE rules, the Board of Directors will take all action necessary to comply with the applicable NYSE rules, including appointing a majority of independent directors to the Board of Directors and ensuring that our Compensation Committee and our Nominating and Corporate Governance Committee are comprised entirely of independent directors, subject to a permitted “phase-in” period.

Director Independence

We have availed ourselves of the “controlled company” exception under the NYSE rules, which exempts us from certain requirements, including that we have a majority of independent directors on our Board of Directors (see “Corporate Governance—Controlled Company”). No director qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). The Board of Directors broadly considers all relevant facts and circumstances relative to independence and considers the issue not merely from the standpoint of the director, but also from the viewpoint of persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others). In accordance with the NYSE listing standards, the Board of Directors considers the following categorical standards of director independence, according to which independent directors:

•

Are not, nor have been within the last three years, an employee of the listed company, nor is an immediate family member of such director currently, nor has been within the last three years, an executive officer, of the listed company;

•

Have not received, nor has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•

(a) Are not a current partner or employee of a firm that is the listed company’s internal or external auditor; (b) does not have an immediate family member who is a current partner of such a firm; (c) does not have an immediate family member who is a current employee of such a firm and personally works on the listed company’s audit; or (d) were not, and do not have an immediate family member who was, within the last three years, a partner or employee of such a firm and personally worked on the listed company’s audit within that time;

•

Are not, and do not have an immediate family member who is, or have been within the last three years, employed as an executive officer of another company where any of the listed company’s present executive officers at the same time serves or served on that company’s compensation committee;

•

Are not a current employee, or an immediate family member is not a current executive officer, of a company that has made payments to, or received payments from, the listed company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues; and

2023 PROXY STATEMENT	9

CORPORATE GOVERNANCE

•	Do not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof.

The listing standards of the NYSE and the rules of the Securities and Exchange Commission (the “SEC”) require the members of a company’s audit committee to be independent. As a “controlled company,” the majority of our Board of Directors is not required to be independent.

The Board of Directors has determined that Ms. Griffin, Mr. Smith, Mr. Winter and Ms. Zarmi are our independent directors, as such term is defined by the applicable rules and regulations of the NYSE and that Ms. Griffin, Mr. Winter and Ms. Zarmi are also independent as defined by the applicable rules and regulations of the SEC and the NYSE for service on the various committees of the Board on which they currently serve. In considering Mr. Smith’s independence, the Audit Committee and the Board of Directors considered the relationship between the Company and State Farm. Our Audit Committee is comprised of Ms. Griffin, Mr. Winter, who serves as chair, and Ms. Zarmi.

Board of Directors Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has an oversight role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with each, and takes an active role at the Board level in reviewing our enterprise risk management (“ERM”) process. The Board’s evaluation of the Company’s ERM practices is a continual process, with a formal review conducted with management on an annual basis. In order to provide the Board with an appropriate ERM overview, management interviews senior executives from all functions and segments of the Company, undertakes desktop research, utilizes consulting services provided by Gartner Enterprise Risk Management, and follows the 2017 COSO ERM framework structure and procedures. The Board has designated the Audit Committee as being responsible for direct oversight of the ERM process. The Company’s Vice President of Risk, Governance, and Internal Audit provides a quarterly update to the Audit Committee on program progress and any material changes that have occurred in the Company’s risk environment and the Chair of the Audit Committee reports any significant updates to the full Board quarterly. The Audit Committee and then the full Board also review, on an annual basis, a formal ERM report, including a comprehensive risk register of risks faced across the Company’s operations, a Risk Appetite Statement, and actions to mitigate top risks facing the Company. In addition, as one component of the Company’s disclosure controls, management discusses risk with and receives updates from the leadership team on a quarterly basis regarding any new risks that have been identified.

The Compensation Committee is responsible for overseeing the management of risks relating to employee compensation plans and arrangements, and the Audit Committee is responsible for overseeing the management of financial risks, which also more broadly encompasses enterprise risk management, including compliance, cybersecurity, privacy and related risks, as well as the Company’s environmental, social, and governance (“ESG”) strategies, policies and public disclosures. While each committee is responsible for evaluating certain risks, and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks. The Company also has a designated Chief Compliance Officer who reports to the Executive Vice President, Chief Legal Officer and Secretary of the Company. The Chief Compliance Officer provides quarterly reports to the Audit Committee.

The Chairman of our Board of Directors and our CEO are currently separate. Our Board of Directors does not currently have a policy as to whether the role of Chairman of our Board of Directors and the CEO should be separate. Our Board of Directors believes that the Company and its stockholders are best served by maintaining the flexibility to determine whether the Chairman and CEO positions should be separated or combined at a given point in time in order to provide appropriate leadership for us at that time. In addition, our Board of Directors does not currently have a policy as to whether an independent director may be appointed as lead director.

The Board of Directors understands that no single approach to board leadership is universally accepted and that the appropriate leadership structure may vary based on several factors, such as a company’s size, industry, operations, history and culture. Accordingly, our Board of Directors, with the assistance of the Nominating and Corporate Governance Committee, assesses its leadership structure in light of these factors and the current environment to achieve the optimal model for us and for our stockholders.

10	2023 PROXY STATEMENT

CORPORATE GOVERNANCE

We believe that our current Board of Directors leadership structure is appropriate and serves the interests of the Company and its stockholders based on the Company’s specific facts and circumstances at this time. In reaching this conclusion, we considered, among other things, the composition and diverse skillset of the Board of Directors, the tenure of the directors with the Company and their overall experience in the business and working with the Chairman and the executive management group, and the ability of the Board, as currently constituted and managed, to ask challenging questions and further develop the Company’s strategic vision. We also considered the Company’s risk oversight policies and practices to promote more focused and sustained attention to critical areas. These policies and procedures permit and encourage each member to take an active role in all discussions, while also being designed to ensure that different committees develop specific subject matter risk expertise and have focused oversight responsibilities and the ability to act quickly if necessary in their corresponding areas. Our Chairman currently serves on all committees other than the Audit Committee and provides an important connection and integration across various aspects of the Board and the Company. This structure of developing focused expertise that feeds up to an informed and engaged full Board is reflected in the Company’s disclosure controls and procedures as well, particularly, although not exclusively, with regard to the Company’s disclosures around risks, trends and uncertainties. Specific disclosures are produced or reviewed and updated by subject matter experts at the Company before being considered by our internal legal and SEC reporting teams, with those inputs then being communicated to our management disclosure committee. Each of our Board committees is authorized by its charter to consult at its discretion with any experts or advisors that it feels would be helpful, and similarly our disclosure committee led by the Company’s Vice President, Chief Accounting Officer and Controller, may consult with internal or external advisors as it deems appropriate in seeking to ensure that our senior management, including our CEO and Chief Financial Officer, receive the information they need to make timely decisions about the Company’s required disclosures. To ensure full information and robust communication, our Audit Committee receives regular reports about the Company’s disclosures from our Chief Financial Officer and from our Chief Accounting Officer.

We will continue to review the appropriateness of these Board and risk oversight systems and structures. In case we determine that we should change our leadership structure, we will provide prompt notice to our stockholders, as required under the circumstances.

Board of Directors Meetings and Committees

In fiscal 2022, the Board of Directors held eight meetings. During the past fiscal year, all directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served.

Recent representative discussion topics of the Board of Directors included:

•	The Company’s mission, strategic imperatives and vision, as well as short-term and long-term objectives in light of such mission, strategy and vision.

•

The Company’s strategic initiatives, including with respect to the acceleration of capital efficient growth, maintaining a market leadership position, brand management, go-to-market initiatives, innovation in products and offerings and the development of the Company’s ADT+ platform, and prioritizing the customer experience.

•	The Company’s Investor Day presentation and the introduction of multi-year goals.

•	Budget in light of key strategic investment areas, product innovation, information technology infrastructure transformation, and progress toward the Company’s multi-year goals.

•

M&A and strategic partnership activity, including the Company’s ongoing strategic relationship with Google and its more recent investment by and strategic partnership with State Farm, the Company’s prior acquisition of Sunpro Solar and related integration activities, and various strategic tuck-in acquisitions across the business. The Board of Directors discussed the proposed strategic partnership with and investment in the Company by State Farm and its significance to the Company’s strategic initiatives during multiple meetings prior to the consummation of the relationship.

•	The Company’s self-tender offer for its Common Stock.

2023 PROXY STATEMENT	11

CORPORATE GOVERNANCE

•

Cybersecurity, including a tabletop exercise attended by members of the Audit Committee during which key stakeholders reviewed real-world scenarios in order to evaluate and test readiness and response capabilities; facilitate discussions around strategies, effectiveness, and gaps; and suggest improvements for consideration in readiness and response.

•	ERM and associated risk mitigation efforts, including the approval of a company-wide Risk Appetite Statement.

•	The Company’s ESG and corporate responsibility initiatives, as well as related public disclosures such as the Company’s CDP Climate Change Questionnaire.

•	Certain capital structure and cost of funds considerations and actions.

•

Reviews by each committee Chairperson of the matters discussed during their most recent committee meetings, together with any committee-recommended actions for the consideration of the Board of Directors.

The Board of Directors has four committees:

•	Audit;

•	Compensation;

•	Executive; and

•	Nominating and Corporate Governance.

Each of these committees operates under written charters which are available at the Company’s website at https:// investor.adt.com/ by opening the “Governance” tab, clicking on “Governance Documents,” and clicking on the name of the respective committee charter. Committee charters are also available in print upon the written request of any stockholder. The current committee membership of our Board of Directors is as follows:

Name	Audit Committee	Compensation Committee	Executive Committee	Nominating and Corporate Governance Committee

Marc E. Becker

James D. DeVries

Tracey R. Griffin

Eric L. Press

Reed B. Rayman

Matthew E. Winter

Sigal Zarmi

= Member                 = Committee Chair

Audit Committee

In fiscal 2022, the Audit Committee held six meetings. Our Audit Committee consists of Mr. Winter (Chair), Ms. Griffin and Ms. Zarmi. Our Board of Directors has determined that each of Ms. Griffin, Mr. Winter and Ms. Zarmi qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K and that each of Ms. Griffin, Mr. Winter and Ms. Zarmi are independent as independence is defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and under the NYSE listing standards. The principal duties and responsibilities of our Audit Committee include the following:

•	To oversee and monitor our accounting, tax, treasury, financial reporting, external reporting, and asset-safeguarding policies and processes;

12	2023 PROXY STATEMENT

CORPORATE GOVERNANCE

•	To oversee and monitor the integrity of our financial statements and internal controls;

•	To oversee and monitor the independence, qualifications, performance, and compensation of our independent auditor;

•	To oversee and monitor the performance of our internal audit function;

•	To discuss, oversee, and monitor policies with respect to risk assessment and risk management;

•	To discuss with management our information technology and cybersecurity risks and concerns on an annual basis, and more frequently if and as needed;

•	To oversee and monitor our compliance with legal and regulatory requirements and the implementation and effectiveness of our compliance and ethics programs;

•	To review and evaluate any actual or potential conflict of interest regarding a related person transaction;

•	To oversee, monitor and engage with management regarding our ESG strategy, policies and public disclosures;

•	To conduct investigations the Audit Committee deems appropriate;

•	To prepare the annual Audit Committee report to be included in our annual proxy statement; and

•	To provide regular reports to the Board of Directors.

The Audit Committee has the authority to retain counsel and advisors to fulfill its responsibilities and duties and to form and delegate authority to subcommittees.

Recent representative discussion topics of the Audit Committee included:

•

Disclosure, internal control implications and integration considerations relating to the Company’s various M&A activities, including the extensive SOX 404 internal controls preparation work related to the integration of the Company’s prior acquisition of Sunpro Solar.

•	The Company’s ongoing strategic relationship with Google LLC (“Google”) and its more recent investment by and strategic partnership with State Farm.

•	The Company’s self-tender offer for its Common Stock.

•	The Company’s ERM framework, objectives and governance, including a recommendation to the Board of Directors with respect to a company-wide Risk Appetite Statement.

•	Disclosures relating to ESG, corporate responsibility and related metrics, the Company’s CDP Climate Change Questionnaire, and the Company’s ongoing ESG program.

•	Information technology operation risks, cybersecurity, and information technology infrastructure transformation.

•	Financing transactions considered by the Company and the Company’s capital structure.

•	Tax and Treasury operations and ongoing strategies.

•	Compliance and ethics matters, including Code of Conduct training.

•	Data management and privacy programs.

•	The Company’s supply chain and 3G replacement program.

•	The Company’s Investor Day presentation and the introduction of multi-year goals.

•	Environmental, health and safety practices.

•	Business continuity governance and disaster recovery management.

•	Review of regulatory and legislative developments impacting the Company and industry.

•	Significant legal matters being addressed by the Company.

•	The Company’s periodic filings and other public disclosures.

2023 PROXY STATEMENT	13

CORPORATE GOVERNANCE

Executive Committee

Our Executive Committee of the Board of Directors (the “Executive Committee”) consists of Messrs. Becker (Chair), DeVries, and Rayman. In fiscal 2022, the Executive Committee held no meetings. Subject to certain exceptions, the Executive Committee generally may exercise all of the powers and duties of the Board of Directors when the Board of Directors is not in session, or when it is impractical to call a special meeting of the Board of Directors, and to implement the policy decisions of the Board of Directors. The Executive Committee serves at the pleasure of our Board of Directors. This committee and any of its members may continue to serve or be changed once our Sponsor no longer owns a controlling interest in us.

Compensation Committee

In fiscal 2022, the Compensation Committee held three meetings. During 2022, our Compensation Committee consisted of Messrs. Becker (Chair) and Rayman, Mr. Andrew Africk (until May 25, 2022), and Ms. Griffin (from May 25, 2022 onward). The principal duties and responsibilities of the Compensation Committee include the following:

•	Review and determine the Company’s compensation strategy to ensure it is appropriate to attract, retain and motivate senior management and other key employees;

•

Review and determine the Company’s executive compensation philosophy, policies and programs that in the Committee’s judgment support the Company’s overall business strategy and review and discuss, at least annually, the material risks associated with executive compensation structure, policies and programs to determine whether such structure, policies and programs encourage excessive risk-taking and to evaluate compensation policies and practices that could mitigate any such risk;

•

On an annual basis, review and approve the corporate goals and objectives relevant to the compensation of the Company’s CEO and other executive officers, evaluate each such individual’s performance in light of those goals and objectives, and determine and approve each such individual’s compensation based on such evaluation;

•	Review and approve the Company’s incentive compensation, equity-based plans and pension plans;

•	Review and approve any employment agreement or compensatory transaction with an executive officer of the Company involving compensation in excess of $120,000 per year;

•	Establish and periodically review policies concerning perquisite benefits;

•	Develop and recommend to the Board for approval a CEO and executive officer succession plan; and

•

Prepare an annual Compensation Committee report and take such other actions as are necessary and consistent with respect to the Company’s public disclosures, governing law and the Company’s organizational documents.

Recent representative discussion topics of the Compensation Committee included:

•	Corporate goals and objectives relevant to the compensation of and a determination of the compensation for the CEO and other executive officers and consideration of long-term stockholder value.

•	The evaluation of compensation performance goals and incentive plan structure and related impact on risk-taking by senior executives and employees.

•	Policies designed to foster alignment between management and our stockholders.

•	Consideration of the appropriate peer group for compensation and talent acquisition purposes.

•	Director compensation.

•	New disclosure rules and requirements as they relate to compensation-related matters.

•	Results of our Say on Pay vote and published reports by third parties who evaluate the Company’s compensation practices.

•	Stock ownership guidelines.

14	2023 PROXY STATEMENT

CORPORATE GOVERNANCE

We have elected to avail ourselves of the “controlled company” exception under the NYSE rules, which exempts us from the requirement that we have a Compensation Committee comprised entirely of independent directors.

Nominating and Corporate Governance Committee

Our Board of Directors established a Nominating and Corporate Governance Committee. In fiscal 2022, the Nominating and Corporate Governance Committee held two meetings. Our Nominating and Corporate Governance Committee consists of Messrs. Becker (Chair), DeVries, and Press. The principal duties and responsibilities of the Nominating and Corporate Governance Committee include the following:

•	To identify individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board;

•

To recommend to the Board for approval director nominees, consistent with the criteria approved by the Board, and recommend to the Board the director nominees for the next annual meeting of stockholders or to fill vacancies on the Board;

•

To develop and periodically assess the Company’s policies and procedures with respect to the consideration of director nominees submitted by stockholders of the Company and review the qualifications of such candidates pursuant to these policies and procedures;

•	To develop and recommend to the Board for approval the criteria for Board membership;

•	To review stockholder proposals affecting corporate governance and to make recommendations to the Board accordingly;

•	To develop and recommend to the Board for approval corporate governance guidelines applicable to the Company; and

•	To oversee the evaluation of the Board, its committees, and management.

Recent representative discussion topics of the Nominating and Corporate Governance Committee included:

•	Review of certain governance matters, such as the continued adequacy of the Company’s Board Governance Principles (the “Board Governance Principles”).

•	Review and recommendations regarding nominees for election as Directors and with respect to the independence of Directors.

•	Assessment of the effectiveness of the Board of Directors and committees of the Board of Directors in providing proper governance and oversight.

•	Review of regulatory and legislative developments impacting the Company and industry.

We have elected to avail ourselves of the “controlled company” exception under the NYSE rules, which exempts us from the requirement that we have a Nominating and Corporate Governance Committee comprised entirely of independent directors.

Compensation Committee Interlocks and Insider Participation

Members of the Compensation Committee during 2022 included Mr. Andrew Africk, who retired from the Board in May 2022, Ms. Griffin, who joined the Compensation Committee in May 2022, and Messrs. Becker and Rayman. None of the members of the Compensation Committee in 2022 were, at any time during 2022 or at any other time, an officer or employee of the Company.

None of our executive officers has served as a member of the board of directors, or as a member of the compensation committee or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during 2022.

Except as described in the section entitled “Certain Relationships and Related Person Transactions” below, none of the members of the Compensation Committee had or has any relationships with us that are required to be disclosed under Item 404 of Regulation S-K.

2023 PROXY STATEMENT	15

CORPORATE GOVERNANCE

Identifying and Evaluating Candidates for the Board of Directors

In considering possible candidates to serve on the Board of Directors, the Nominating and Corporate Governance Committee will take into account all appropriate qualifications, qualities and skills in the context of the current make-up of the Board of Directors and will consider the entirety of each candidate’s credentials, including, among other things, their individual background, experience and knowledge. In addition, the Nominating and Corporate Governance Committee will evaluate each nominee according to the following criteria:

•	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards;

•

Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company;

•	Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;

•

Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interests of all stockholders;

•

Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director; and

•

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, gender identity, sexual orientation, age, disability, political affiliation or any other basis proscribed by law. The value of diversity on the Board should be considered.

The Company has in place Board Governance Principles which are considered when reviewing and evaluating candidates for the Board of Directors. The Nominating and Corporate Governance Committee reviews these Board Governance Principles annually.

In addition, our Board Governance Principles address over-boarding and in order to provide sufficient time for informed participation in their Board responsibilities, any non-management directors who are employed as CEO of a publicly traded company are required to limit their external directorships of other public companies to one; non-management directors who are otherwise executive officers of a public company are required to limit their external directorships of other public companies to one; non-management directors who are not fully employed are required to limit their external directorships of other public companies to three; and our CEO is required to limit his service on public company boards to no more than two. The Nominating and Corporate Governance Committee is notified of the intention of directors and the CEO to serve on another for-profit public or private company board of directors, and the committee reviews the possibility for conflicts of interest or time constraints and may object to such placement in which event the full Board shall determine the disposition of the matter.

Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee. To have a candidate considered by the Nominating and Corporate Governance Committee, our Bylaws require a stockholder to submit the recommendation in writing and must include the following information:

•

The name and address of the stockholder, as they appear on the Company’s books and records, and evidence of the stockholder’s ownership of Company stock, including the class or series and number of shares owned and the length of time of ownership;

•	A description of all arrangements or understandings between the stockholder and each candidate pursuant to which the nomination is being made;

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if nominated by the Board of Directors; and

16	2023 PROXY STATEMENT

CORPORATE GOVERNANCE

•

Such other materials or information regarding each proposed candidate required under the Bylaws of the Company and as would be required to be included in a proxy statement under the rules of the SEC if such candidate had been nominated by the Board of Directors.

Each such recommendation must be sent to the Secretary of the Company at ADT Inc., 1501 Yamato Road, Boca Raton, FL 33431 and must be received within the time indicated below under “When are stockholder proposals due for consideration at next year’s annual meeting?” The Nominating and Corporate Governance Committee will evaluate stockholder-recommended director candidates in the same manner as it evaluates director candidates identified by other means.

Corporate Governance Guidelines

Our Board of Directors has adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers, and employees, and is intended to comply with the relevant listing requirements for a code of conduct as well as qualify as a “code of ethics” as defined by the rules of the SEC. The Code of Conduct contains general guidelines for conducting our business consistent with the highest standards of business ethics. The Company also maintains an ethics hotline as set forth in our Code of Conduct so that any suspected violation of our Code of Conduct can be reported confidentially, without fear of reprisal. We intend to disclose future amendments to certain provisions of our Code of Conduct, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions, and our directors, on our website at https://investor.adt.com/. The Code of Conduct is made available on our website.

We have Board Governance Principles that address significant issues of corporate governance and set forth procedures by which our managers and Board of Directors carry out their respective responsibilities. The principles are available for viewing on our website at https://investor.adt.com/. We will also provide the Board Governance Principles, free of charge, to stockholders who request them. Such requests should be directed to our Secretary at ADT Inc., 1501 Yamato Road, Boca Raton, FL 33431.

Environmental, Social and Governance Initiatives

We recognize the importance of corporate responsibility and have established the following ESG Commitment Statement which guides the integration of our ESG initiatives into our business:

Our commitment to respect the environment, promote social responsibility, and lead with responsible governance is fundamental to who we are and guides our safe, smart and sustainable business practices.

We have also tracked our ESG initiatives in internal annual and periodic reporting. In 2022 we published to our website our 2021 ESG Report reflecting certain of our ESG initiatives. We have continued to include disclosure of our corporate ESG initiatives in our 2022 Annual Report on Form 10-K, and we will publish to our website during the second quarter of 2023 our 2022 Corporate ESG Report, which will include as an appendix our 2022 Sustainability Accounting Standards Board Index Report. These reports can be found on our investor relations website at https://investor.adt.com/.

Executive Sessions of Non-Management Directors

The non-management directors of the Company meet in executive sessions without management on a regular basis. Under the Company’s Board Governance Principles, the Chairman presides at such executive sessions (the “Presiding Director”). In the absence of the Presiding Director, the non-management directors will designate another director who is present to preside over such executive sessions.

2023 PROXY STATEMENT	17

CORPORATE GOVERNANCE

Apollo Approval of Certain Matters and Rights to Nominate Certain Directors

As long as funds affiliated with or managed by Apollo beneficially own a majority of our outstanding common stock, Apollo will be able to control all matters requiring stockholder approval, including the election of Directors, amendment of our Certificate of Incorporation, and certain corporate transactions. See “Certain Relationships and Related Person Transactions.”

Compensation Risk Assessment

We believe that the performance goals and incentive plan structures generally established under the Company’s executive, annual and long-term incentive programs would not contribute to excessive risk-taking by our senior executives or employees. The approved goals under our incentive programs are consistent with our financial operating plans and strategies, and these programs are discussed and reviewed by the Compensation Committee. The Company’s compensation systems are balanced, rewarding both short-term and long-term performance, and its performance goals are team-oriented, with an individual component, and include measurable factors and objective criteria. The Compensation Committee is actively engaged in setting compensation systems, monitoring those systems during the year and using discretion in making rewards, as necessary. As a result of the procedures and practices described above, the Compensation Committee believes that the Company’s compensation policies and practices for its employees do not encourage risk-taking that is reasonably likely to have a material adverse effect on the Company. This conclusion is based on a risk assessment that was performed by management in conjunction with Pearl Meyer & Partners, LLC (“Pearl Meyer”) and presented to and reviewed with the Compensation Committee at its October 2022 meeting.

Communications with the Board of Directors

Stockholders and other interested parties desiring to communicate directly with the full Board of Directors, the Audit Committee, the non-management directors as a group or with any individual director or directors may do so by sending such communication in writing addressed to the attention of the intended recipient(s), c/o Secretary and Chief Legal Officer, ADT Inc., 1501 Yamato Road, Boca Raton, FL 33431. Interested parties may communicate anonymously and/or confidentially if they desire. All communications received that relate to accounting, internal accounting controls or auditing matters will be referred to the chairman of the Audit Committee unless the communication is otherwise addressed. Other communications received will be forwarded as appropriate to the director or directors.

Director Attendance at Annual Meeting

The Company encourages all of our directors to attend each Annual Meeting of Stockholders. Eight of our directors attended the 2022 Annual Meeting of Stockholders.

18	2023 PROXY STATEMENT

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The names of the current executive officers of the Company (and their respective ages as of the date of this proxy statement) are set forth below. Each of our executive officers is re-elected annually by our Board of Directors.

Name	Age	Position

James D. DeVries	60	President and Chief Executive Officer and Director

Kenneth J. Porpora	46	Executive Vice President and Chief Financial Officer

Jeffrey A. Likosar	52	President, Corporate Development and Chief Transformation Officer

Daniel M. Bresingham	51	Executive Vice President, Commercial

Jamie E. Haenggi	53	Executive Vice President, Solar

Harriet K. Harty	56	Executive Vice President and Chief Administrative Officer

DeLu Jackson	50	Executive Vice President and Chief Marketing Officer

David W. Smail	57	Executive Vice President, Chief Legal Officer and Secretary

Wayne Thorsen	50	Executive Vice President and Chief Business Officer

Donald M. Young	58	Executive Vice President and Chief Operating Officer

James D. DeVries. For the biography of James D. DeVries, please see “Class I Directors.”

Kenneth J. Porpora

Kenneth J. Porpora has served as our Executive Vice President and Chief Financial Officer since August, 2022. He is responsible for all finance functions, including financial planning and analysis, treasury, operational finance, financial reporting, internal audit, tax, and investor relations. Mr. Porpora is the immediate past Executive Vice President, Finance, a position he held from May 2021 to August 2022, and prior to that he served as our Senior Vice President, Chief Growth Officer from December 2018 to May 2021. Mr. Porpora has been with ADT for nearly 25 years, holding leadership roles across finance, sales, marketing, and operations. Mr. Porpora received his bachelor’s degree in Finance from Florida Atlantic University.

Jeffrey A. Likosar

Jeffrey A. Likosar has served as our President, Corporate Development and Chief Transformation Officer since August 2022. Prior to that, and from April 2021, Mr. Likosar was our Chief Financial Officer and President, Corporate Development. From March 2018 to April 2021, Mr. Likosar was our Executive Vice President, Chief Financial Officer and Treasurer, and from February 2017 to March 2018, Mr. Likosar was our Executive Vice President and Chief Financial Officer. Mr. Likosar is currently responsible for corporate strategy, business development, partnerships, pricing and product strategy, and organizational transformation. Before joining ADT, from February 2014 to September 2016, Mr. Likosar served as CFO at Gardner Denver, a leading global provider of high quality industrial equipment, technologies and services to a broad and diverse customer base through a family of highly recognized brands. Prior to that, Mr. Likosar served in various executive finance roles at Dell Inc., a privately owned multinational computer technology company, and at GE, where he held executive finance roles across the Appliances, Plastics, and Aviation Divisions. Mr. Likosar holds a bachelor’s degree in Business Administration from the University of North Carolina at Chapel Hill, Kenan-Flagler Business School.

2023 PROXY STATEMENT	19

EXECUTIVE OFFICERS

Daniel M. Bresingham

Daniel M. Bresingham is our Executive Vice President, Commercial. Previously, Mr. Bresingham served as our Executive Vice President and Chief Administrative Officer from March 2018 to December 2018. From September 2017 to March 2018, Mr Bresingham was our Executive Vice President, Chief Administrative Officer and Treasurer, and from April 2016 to September 2017, Mr. Bresingham was our Treasurer and Assistant Secretary. Prior to that, Mr. Bresingham served as our Chief Financial Officer of Prime Security Services Borrower, LLC, a subsidiary of the Company. Mr. Bresingham has held leadership roles in the security industry since 2004, as Controller at HSM Security (now Stanley) as well as CFO of Stanley Convergent Security Solutions and Protection One Alarm Monitoring, Inc. (“Protection One”). Prior to joining the industry, he held positions at Arthur Anderson, PwC, and Universal Access. Mr. Bresingham holds a Bachelor of Science in Accounting from the University of Illinois, a Master of Business Administration from the University of Chicago and is a certified public accountant and certified internal auditor.

Jamie E. Haenggi

Jamie E. Haenggi has served as our Executive Vice President, Solar since December 2022. From September 2017 to December 2022, Ms. Haenggi has held senior roles at ADT, including Chief Sales and Marketing Officer, Chief Growth Officer and Chief Customer Officer. With nearly 30 years of experience in the security and telecom industries, Ms. Haenggi is recognized as a leader who builds cultures that inspire world-class customer service and team engagement. Prior to joining ADT in 2016, Ms. Haenggi was Chief Marketing & Customer Experience Officer at Protection One and Chief Marketing Officer and Vice President of Customer Experience at Vonage, Inc., a leading communications solution provider. Ms. Haenggi also led sales and marketing departments at ADT in previous years as well as at Holmes Protection Group and National Guardian Corporation. Ms. Haenggi currently serves on the board of directors for Enphase Energy and the Board of Visitors for Taylor University. Ms. Haenggi holds a Bachelor of Arts degree in International Relations and Japanese from the University of Minnesota. She has been honored in the Marketing Hall of Femme and is a multi-year SAMMY Industry Marketing Award winner.

Harriet K. Harty

Harriet K. Harty has served as our Executive Vice President and Chief Administrative Officer since February 2022. Ms. Harty was our Senior Vice President and Chief Administrative Officer from July 2020 to February 2022. Ms. Harty is a senior business executive with a strong combination of financial acumen, operational excellence and human resources expertise. Prior to joining ADT in July 2020, Ms. Harty served roughly 25 years at Allstate in various leadership roles, including as their Chief Human Resources Officer, and, just prior to ADT, served as the Executive Vice President and Chief Human Resources Officer at Sompo International. Ms. Harty also served as an advisory board member for After School Matters and has served as a Board Member for Women Employed. She earned a Master of Business Administration in Marketing from the University of Illinois at Chicago and a Bachelor of Science in Accountancy from Northeastern Illinois University in Chicago. She is also a Certified Public Accountant.

DeLu Jackson

DeLu Jackson has served as our Executive Vice President and Chief Marketing Officer since February 2023, where he leverages his over 20 years of marketing and brand leadership with the world’s most recognizable brands to drive ADT’s transformation forward. From September 2021 to February 2023, Mr. Jackson served as our Senior Vice President, Chief Marketing Officer. Prior to joining ADT, he served as Vice President, Precision Marketing at Conagra Brands from August 2017 to September 2021, where he was responsible for integrated marketing, e-commerce, brand strategy, and advertising. Mr. Jackson’s career includes senior roles for domestic and international brands, including Kellogg Company, McDonald’s, Audi, Nissan and Subaru. Mr. Jackson serves as a board member of Latham Group, Inc. Mr. Jackson holds a Master of Business Administration from the NYU Stern School of Business and a Bachelor of Arts in Politics from Princeton University.

20	2023 PROXY STATEMENT

EXECUTIVE OFFICERS

David W. Smail

David W. Smail has served as our Executive Vice President, Chief Legal Officer and Secretary since February 2019 and has more than 25 years of experience in the U.S. and internationally, including 10 years of law firm corporate and securities transactional practice, and more than 15 years in public company general counsel roles. From August 2015 to September 2018, he served as Executive Vice President & Chief Legal Officer for Scientific Games Corporation, a leading developer and provider of technology-based products, systems, platforms and services for the global gaming and lottery industries. Prior to that he held the role of Executive Vice President & General Counsel at Morgans Hotel Group, an international hospitality company, and previously was Executive Vice President and Group General Counsel of global advertising and communications services group Havas S.A. He also was a partner in the international law firm Hogan Lovells (previously Hogan & Hartson). He received a J.D. cum laude from Harvard Law School and a B.A. summa cum laude in Biology and French from Macalester College.

Wayne Thorsen

Wayne Thorsen has served as our Executive Vice President and Chief Business Officer since joining ADT in January 2023 and is responsible for leading ADT’s product, innovation and business development teams. From May 2018 until January 2023, Mr. Thorsen served as Vice President, Devices and Services Business Development at Google, where he led partnerships for Nest, Pixel, Chromecast, Google Home, Fitbit, Google Labs, Google Fi and the smart home ecosystem. Prior to that, he was Senior Vice President, Marketing and Strategic Partnerships at Social Finance, Inc. (SoFi), a personal finance company, from 2017 to 2018. He has more than 15 years of experience in business development, strategic partnerships and product and marketing development, including leadership roles at SoFi, Viacom, Telefónica Digital and Microsoft. Mr. Thorsen holds a Master of Business Administration from Columbia Business School and bachelor’s degree in Computer Science from Columbia University.

Donald M. Young

Donald M. Young has served as our Executive Vice President and Chief Operating Officer since April 2021, and is responsible for leading the Company’s field office and call center operations, IT, and procurement. Previously Mr. Young was our Chief Information Officer and Executive Vice President, Field Operations from December 2018 to April 2021, and our Senior Vice President and Chief Information Officer from September 2017 to December 2018. He has more than 30 years of experience in the security industry, including executive roles at Protection One, Stanley Security Solutions, ASG Security and Securitylink. Mr. Young also held leadership positions within security industry associations as past president of both The Monitoring Association (TMA) and Partnership for Priority Video Alarm Response (PPVAR). Mr. Young began his career in the security industry after serving four years in the United States Air Force as a computer programmer analyst. He holds an Associate Degree in Data Processing from the Community College of the Air Force and a Bachelor of Science degree in Information Management from the American Military University.

2023 PROXY STATEMENT	21

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION - COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) section of the proxy statement describes in detail the Company’s executive compensation philosophy and programs, as well as the compensation decisions made by the Compensation Committee and the factors which were considered in making those decisions. This Compensation Discussion and Analysis focuses on the compensation of our named executive officers (“NEOs”) who, for fiscal year 2022, are listed below.

NAME	AGE	TITLE

James D. DeVries	60	President and Chief Executive Officer and Director

Kenneth J. Porpora	46	Executive Vice President and Chief Financial Officer since August 2022. Prior to August 2022 Executive Vice President, Finance.

Jeffrey A. Likosar	52	President, Corporate Development and Chief Transformation Officer since August 2022. Prior to August 2022 Chief Financial Officer and President, Corporate Development.

Daniel M. Bresingham	51	Executive Vice President, Commercial

David W. Smail	57	Executive Vice President, Chief Legal Officer and Secretary

Donald M. Young	58	Executive Vice President and Chief Operating Officer

Keith F. Holmes(1)	55	Former Executive Vice President and Chief Revenue Officer

(1)	Mr. Holmes’ employment with the Company ended on December 16, 2022.

Executive Compensation - Compensation Discussion and Analysis Table of Contents

22	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

2022 Highlights

In 2022 we delivered on our financial commitments, strengthened our foundation, and advanced the transformation of our business from a traditional security company towards an innovative business poised to accelerate growth in new markets. Our strong customer focus allowed us to deliver full year results in line with or exceeding our initial financial outlook while setting records in customer retention, recurring monthly revenue (“RMR”) balance and revenue payback.

In our consumer and small business segment (“CSB”), we saw strong demand from our residential customers for our smart home and security solutions. For the full year, we grew our residential net subscribers and more customers are continuing to choose interactive smart home systems. Our strong customer focus and high customer satisfaction were represented in our record gross attrition of 12.5% and record revenue payback period of 2.1 years. As part of ADT’s partnership with Google, ADT now nationally sells, installs, and services a full suite of Google Nest products, including doorbells, cameras, thermostats, and smart displays. During 2022, the attachment rate for the Nest Doorbell was approximately 50% and we ended the year realizing a 30% increase in cameras per home with the Nest product, helping drive a 26% increase in residential installation revenue per unit as compared to the prior year period.

We also announced a partnership with State Farm, including the closing of a $1.2 billion equity investment by State Farm, in conjunction with our flagship partnership to reimagine the homeownership experience through innovation and the application of smart home technology to detect and mitigate property losses. In addition to its equity investment, State Farm committed up to $300 million to fund product and technology innovation, customer growth, and marketing activities in connection with the partnership.

As part of growing our business over the last several years, we have focused on diversifying our revenue streams through the expansion of our Commercial business as well as the acquisition of a residential Solar business in December 2021. For 2022, our commercial segment performed very well, delivering revenue growth of 10% with a strong improvement in EBITDA. Our Solar segment delivered $768 million in revenue following the acquisition of Sunpro Solar, now referred to as ADT Solar, in December 2021.

2023 PROXY STATEMENT	23

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Chief Executive Officer – Performance Goals

Mr. DeVries’ performance as President and CEO is evaluated using the following categories which are determined by the Compensation Committee: operating results, developing and implementing a long-term strategy, maintaining and motivating a high-performing team, and continued progress in building an inclusive culture through increased representation, recruitment, retention, and/or promotion of underrepresented groups.

In 2022 under Mr. DeVries’ leadership, ADT was able to deliver on its 2022 business objectives by driving our financial commitments on Gross RMR Additions, Adjusted EBITDA, and Adjusted Free Cash Flow. With a focus on the long-term growth strategy of the Company, Mr. DeVries and his leadership team delivered on its mission to expand beyond the traditional definition of the security business by:

•	Meeting or exceeding all 2022 guidance metrics

•	Securing the partnership and equity investment with State Farm

•	Delivering budget or better on the key operating metrics of customer retention and revenue payback

•	Progressing business transformation (virtual assistance program, next-generation monitoring, advanced ADT+)

•	Strong performance with record ending RMR in CSB and record revenue and Adjusted EBITDA in Commercial

Executive Compensation Philosophy

The Company’s executive compensation program is guided by the following principles, which make up our executive compensation philosophy:

Pay for Performance. Compensation opportunities are designed to align executives’ pay with the Company’s performance, measure the impact of performance against individual objectives and focus on producing sustainable long-term growth.

Attract, Promote, and Retain Talented Management Team. We compete for talent with other companies both smaller and larger, and both in our market and in other industries. To attract and retain executives with the experience necessary to achieve our business goals, compensation must be competitive and appropriately balanced between fixed compensation and at-risk compensation.

Align Management’s Interests with Interests of Stockholders. We believe that management should have a significant financial stake in the Company to align their interests with those of the stockholders and to encourage the creation of long-term value. Therefore, equity awards make up a substantial component of executive compensation.

To reflect these principles, our executive compensation program has three key elements: base salary, annual cash incentive compensation, and long-term equity compensation. We also provide limited perquisites and retirement benefits to our NEOs.

Prior to our initial public offering (“IPO”) in January 2018, each of Messrs. DeVries, Likosar, Bresingham and Young made a direct investment in Prime Security Services TopCo Parent, L.P. (“Prime TopCo LP”) and, together with Mr. Porpora, were granted profit interests under the operating agreement for Prime TopCo LP (the “LP Agreement”), subject to certain vesting conditions of which 50% are subject to performance-based vesting (based on the return achieved by our Sponsor) and the remaining 50% were subject to service-based vesting based on continued employment. Following our IPO, our executive compensation program has continued to have a significant equity compensation component, which aligns the interests of management with the stockholders and promotes a focus on long-term success. We have aimed to ensure that the base salary and target annual incentive levels of each NEO are competitive to retain and appropriately reward our NEOs for their ongoing service and achievements.

24	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

We believe that the design of our executive compensation program and our compensation practices support our compensation philosophy. Each year, our Compensation Committee evaluates our compensation philosophy and each of the elements of our compensation program, and may make adjustments or changes as it deems appropriate.

	WHAT WE DO	WHAT WE DO NOT DO

We align executive compensation with the interests of the Company’s stockholders	Pay clearly aligned with performance
Executive compensation program designed to ensure majority of value is at-risk
Double-trigger change in control provisions for cash and equity awards

We designed the Company’s executive compensation program to avoid excessive risk and promote sustainable growth	Annual evaluation of risk in compensation programs to ensure mitigation of undue risk
Mix of compensation components (fixed and variable pay, short- and long-term incentives) that encourage focus on both the short- and long-term interests of the Company and its stockholders
Incentive awards with payouts based upon a variety of financial, operational and individual objectives, which minimizes the risk associated with any single performance measure
Pay Recoupment Policy

We adhere to executive compensation best practices	Independent compensation consultant	No repricing of underwater stock options
	Reasonable post-employment/change in control provisions	No inclusion of the value of equity awards in severance calculations
	Limited perquisites	No excise tax gross-ups upon change in control
	Anti-hedging and pledging policies	No hedging, pledging or short sales of our stock is permitted by employees or directors(1)
Executive and Non-Employee Director stock ownership guidelines

(1)	Pledges existing at the time such prohibition was established in July 2021 were permitted to remain in existence.

Process for Determining Executive Officer Compensation (Including NEOs)

Role of Compensation Committee and Board of Directors

Our Compensation Committee is responsible for, among other things, overseeing our overall compensation structure, policies and programs, including assessing whether our compensation structure results in appropriate compensation levels and incentives for executive management and employees, and for reviewing the performance of and approving the compensation awarded to our executive officers and other senior officers who are subject to the filing requirements of Section 16 of the Exchange Act. In addition, our Compensation Committee is responsible for the approval of equity awards to all of our employees, including grants made to our executive officers. Grants to our executive officers are ratified by the full Board of Directors, and the Board of Directors approves, pursuant to Rule 16b-3 of the Exchange Act, the exemption of such grants, acquisition of shares of our Common Stock upon settlement or exercise of such grants, and subsequent dispositions of such shares of our Common Stock from liability under Section 16(b) of the Exchange Act. In addition, the Compensation Committee reviews annually the corporate goals and objectives applicable to the compensation of our executive officers. The Compensation Committee also ratifies, from time to time, the authority of our CEO to approve equity grants to our employees who are not executive officers under our Policy and Procedures for Granting Equity-Based Awards, subject to certain other restrictions as set forth in such policy.

Role of Management

In making determinations with respect to executive compensation for executive officers, our Compensation Committee considers input from the CEO. The CEO provides insight to the Compensation Committee on specific decisions and recommendations related to the compensation of the executive officers other than himself. Our Compensation Committee believes that the input of the CEO with respect to the assessment of individual performance, succession planning, and retention is a key component of the process.

2023 PROXY STATEMENT	25

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Role of Independent Compensation Consultant

The Compensation Committee has the authority to retain, compensate, and terminate an independent compensation consultant and any other advisors necessary to assist in its evaluation of executive compensation.

The Board of Directors retained Pearl Meyer, a compensation consulting firm, as its independent external advisor to assist in its evaluation of executive compensation, and to provide insight and market perspective on our current compensation programs. In selecting Pearl Meyer, the Board of Directors reviewed their independence, including the factors prescribed by the SEC, and concluded that there were no conflicts of interest that would preclude them from serving as an independent advisor to the Board. Pearl Meyer does not provide other services to us, except at the direction of our Board of Directors or Compensation Committee. We do not have any other relationships with Pearl Meyer.

Role of External Market Data

The Compensation Committee considers a number of factors in determining target total compensation for each of the Company’s executive officers (including our NEOs). These factors include, but are not limited to, position-specific market data, the executive’s experience and performance, and internal pay equity. While the Compensation Committee strives to generally target executive compensation at the median of the Company’s competitive market (including both selected peer companies and the broader competitive market) in the aggregate, it also applies discretion based upon its review of the factors noted above to make individual compensation decisions for the Company’s executive officers. In addition, the Compensation Committee may target above-median market compensation for specific individuals for a variety of reasons, including, but not limited to:

•	specific organizational considerations, for example, because the role is considered critical to delivering on our overall business strategy;

•	the need for specific expertise in building new or improving upon existing business functions, particularly in the process of hiring candidates from external sources; and

•	the retention of key executives the Company believes are critical to its success.

Similarly, the Compensation Committee may target below-median compensation if individuals are new in their roles or are performing a role that is narrower than what is typical in the market.

Peer Group Development

The Compensation Committee, with the assistance of Pearl Meyer, has developed a peer group for use in making compensation decisions. While the Compensation Committee considers the executive compensation data at peer group companies, it is not the sole factor in the decision-making process. The Compensation Committee also considers general industry data from third-party providers in its review of compensation for our executive officers (including our NEOs). Neither the Compensation Committee nor management has any input into the companies included in these general industry surveys. The table below highlights how the companies included in the peer group were chosen, and how the compensation information related to these companies is used.

How Peer Group Companies are Selected	How Peer Group Data is Utilized

•  Similar or related industry sector

•  Generally focused on business models that generate subscription-based recurring revenue

•  Provide a technology-enabled service

•  Primarily business-to-consumer (B2C) focused, although companies that are business-to-business (B2B) focused are also considered

•  Generally between $2 billion and $10 billion in revenue

•  As an input in determining base salaries, annual incentive targets and long-term incentive award targets

•  As an input in the design of compensation plans

•  To validate whether our executive compensation program is aligned with Company performance

•  To inform on market practice regarding the form and mix of equity awards granted to our employees

26	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee will review the peer group periodically to determine whether any significant changes to the business conditions of the Company or any of its peers would warrant any changes to the peer group. In October 2022, the Compensation Committee approved changes for the 2023 peer group and removed one peer due to such peer having been acquired, and thereby decreasing the sample size from 16 to 15 companies with a greater emphasis on technology focused companies with high prevalence across all key business model criteria.

2022 Peer Group	Updates for 2023	2023 Peer Group

Akamai Technologies, Inc.		Akamai Technologies, Inc.

The Brink’s Company		The Brink’s Company

Cintas Corporation		Cintas Corporation

Equifax Inc.		Equifax Inc.

Frontier Communications Parent		Frontier Communications Parent

H&R Block, Inc.		H&R Block, Inc.

NCR Corporation		NCR Corporation

NetApp, Inc.		NetApp, Inc.

Republic Services, Inc.		Republic Services, Inc.

Rockwell Automation, Inc.		Rockwell Automation, Inc.

Rollins, Inc.		Rollins, Inc.

Sirius XM Holdings Inc.		Sirius XM Holdings Inc.

Telephone and Data Systems, Inc.		Telephone and Data Systems, Inc.

Terminix Global Holdings, Inc	~~Terminix Global Holdings, Inc~~

Trimble Inc.		Trimble Inc.

VMware, Inc.		VMware, Inc.

2022 Advisory Vote on Executive Compensation

At our 2022 Annual Meeting, over 98% of the shares voted were cast in favor of our advisory vote to approve the compensation of our NEOs.

We recognize that the business and executive compensation environments continue to evolve, and we are committed to having compensation programs and practices that support our business objectives, promote good corporate governance, and align executive pay with the Company’s performance. The Compensation Committee will continue to consider the results from this year’s and future advisory stockholder votes regarding our executive compensation programs. See “Proposal 2—Advisory Vote to Approve the Compensation of our Named Executive Officers” for additional information.

2023 PROXY STATEMENT	27

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Elements of Executive Compensation

The Company’s total direct compensation program consists of three main elements: base salary, annual cash incentives, and equity-based long-term incentives. A significant majority of our NEOs’ total direct compensation is performance-based and at-risk. The Company also provides various benefit and retirement programs. The table below provides an overview of the elements of the Company’s executive compensation program, a brief description of each compensation element, and the reason for inclusion in the executive compensation program.

COMPENSATION DASHBOARD

Fiscal Year 2022

Annual Total Direct Compensation

28	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Other Elements of Compensation

Benefits	Retirement Programs	Perquisites

•  To promote the health, wellness, and well-being of executives

•  Includes medical, dental, and disability plans

•  The NEOs are eligible to participate in the same benefit plans applicable to the Company’s employee population as a whole

•  The NEOs generally are eligible to participate in the same basic retirement plan available to the Company’s non-union employee population as a whole

•  Includes both a retirement savings plan and a deferred compensation plan

•  The Company generally believes that providing perquisites to our executives that are not provided to the employee population as a whole is not aligned with stockholder interests and best practices

•  As a limited exception, our CEO is provided reimbursement of certain travel and housing expenses on a grossed-up for taxes basis each calendar year and certain executives, including the NEOs, are eligible to receive an annual physical examination at the Company’s expense

•  Additional detail can be found in this section under the heading “Executive Benefits and Limited Perquisites.”

Base Salary

Each NEO is party to an employment agreement or offer letter that provides for a fixed base salary, subject to annual review. Base salaries may be increased, but may not be decreased. The Compensation Committee reviews base salary levels on an annual basis to determine whether the base salary level is appropriate given the NEO’s job responsibilities, experience, value to the Company, and market pay level. Base salary levels are determined by taking into consideration all elements of compensation as a whole, and are based on individual position, experience, and competitive market base salaries for similar positions.

In February 2022, the Compensation Committee approved base salary increases, effective March 27, 2022, as shown in the table below. Additionally, in August of 2022 an additional base salary increase was approved for Mr. Porpora in connection with his promotion to Executive Vice President and Chief Financial Officer.

The following are the actual base salaries for each NEO as of December 31, 2021 and 2022, respectively (actual salary paid in respect of 2022 appears in the Summary Compensation Table).

Name	Base Salary December 31, 2021	Base Salary December 31, 2022	Increase %

James D. DeVries	$1,050,000	$1,086,750	3.5%

Kenneth J. Porpora	$475,000	$600,000	26.32%

Jeffrey A. Likosar	$682,906	$706,808	3.5%

Daniel M. Bresingham	$546,325	$565,446	3.5%

David W. Smail	$533,000	$551,655	3.5%

Donald M. Young	$546,325	$565,446	3.5%

Keith F. Holmes (a)	$600,000	$617,721	2.9%

(a)	Mr. Holmes’ employment with the Company ended on December 16, 2022.

2023 PROXY STATEMENT	29

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Annual Incentive Compensation

The second component of executive officer compensation is an annual cash incentive based on the Company’s performance. Tying a portion of total compensation to annual Company performance permits us to adjust the performance metrics each year to reflect changing objectives and to emphasize those that may be of special importance for a particular year. Through the annual incentive program, we seek to provide an appropriate amount of short-term cash compensation that is at-risk and tied to the achievement of certain short-term performance goals.

For 2022, the target bonus opportunities for our NEOs were as follows:

Name	Target Bonus % of Base Salary

James D. DeVries	125%

Kenneth J. Porpora	100%

Jeffrey A. Likosar	100%

Daniel M. Bresingham	100%

David W. Smail	70%

Donald M. Young	100%

Keith F. Holmes	100%

For the 2022 fiscal year, the annual incentive plan (the “2022 AIP”) was approved with a design that reflects the Company’s focus as a primarily subscriber-based business with significant RMR. The metrics utilized in the 2022 AIP were selected to drive results in those categories that we believed would have the most significant impact on the success of our subscriber-based business. The metrics utilized for the 2022 fiscal year, as well as the respective weightings for each metric, are set forth below.

Performance Metric	Weighting	Target	Actual Performance	Performance as a % of Target	Weighted Business Performance

Adjusted EBITDA ($Millions)	50%	$2,400	$2,447	101.9%	96.7%

Gross RMR Additions (excluding wholesale) ($Millions)(a)	50%	$62.5	$59.8	95.6%	32.9%

TOTAL					129.6%

(a)	RMR that was added during the period from contractual recurring fees for monitoring and other recurring services provided to our customers, excluding contracts monitored but not owned.

The Company’s performance against the metrics presented above, including the weighted business performance result of 129.6% was used to fund the overall award pool with payouts funded at 127.6% and the remaining pool dollars to be used to enhance performance differentiation for select employees.

30	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

The following table summarizes the calculation of bonuses for fiscal year 2022 paid to each of the NEOs.

Name	Base Salary	Bonus Target %	Bonus Target	Business Performance	Actual Bonus Paid for Fiscal Year 2022	Payout as a Percent of Target

James D. DeVries	$1,086,750	125%	$1,358,438	129.6%	$1,733,366	127.6%

Kenneth J. Porpora(1)(2)	$600,000	100%	$600,000	129.6%	$965,600	160.9%

Jeffrey A. Likosar	$706,808	100%	$706,808	129.6%	$901,887	127.6%

Daniel M. Bresingham(2)	$565,446	100%	$565,446	129.6%	$871,510	154.1%

David W. Smail(2)	$551,655	70%	$386,159	129.6%	$542,738	140.5%

Donald M. Young	$565,446	100%	$565,446	129.6%	$721,510	127.6%

Keith F. Holmes(3)	$617,721	100%	$617,721	129.6%	$788,211	127.6%

(1)

In connection with Mr. Porpora’ s promotion in August 2022 to Executive Vice President and Chief Financial Officer his target bonus opportunity was increased from 75% of his annual base salary to 100% of his annual base salary. For 2022 his target bonus opportunity was based on 100% of his base salary for the full calendar year. The actual bonus payment is based on the actual level of achievement of the applicable performance goals for the year.

(2)

Messrs. Porpora, Bresingham and Smail’s bonus payout percentage is based upon the Compensation Committee’s review of their individual performance against full year 2022 objectives which was made in recognition of the following: (i) Mr. Porpora’s strong transition into the CFO role during 2022, overall team leadership within the finance organization, and impact across the broader organization; (ii) Mr. Bresingham’s leadership of the Company’s Commercial operations, driving strong revenue and Adjusted EBITDA results while navigating supply chain and other complex matters to profitably grow the business; and (iii) Mr. Smail’s leadership role in developing the Company’s partnership with State Farm and integrating the Company and State Farm teams to initiate a strong working partnership. Specifically, Messrs. Porpora, Bresingham and Smail received an additional $200,000, $150,000 and $50,000, respectively, in connection with the Compensation Committee’s review of their individual performance.

(3)

Mr. Holmes served as our Executive Vice President and Chief Revenue Officer until his separation from the Company on December 16, 2022. In accordance with the terms of the Separation Agreement dated December 13, 2022, his 2022 AIP award was treated as if he remained employed through the end of the performance period. The actual bonus payment is based on the actual level of achievement of the applicable performance goals for the year as agreed in connection with his separation of service.

Non-GAAP Measures – Adjusted EBITDA and Adjusted Free Cash Flow

Adjusted EBITDA

We believe the presentation of Adjusted EBITDA is useful as it provides investors additional information about our operating profitability adjusted for certain non-cash items, non-routine items we do not expect to continue at the same level in the future, as well as other items not core to our operations. Further, we believe Adjusted EBITDA provides a meaningful measure of operating profitability because we use it for evaluating our business performance, making budgeting decisions, and comparing our performance against other peer companies using similar measures.

We define Adjusted EBITDA as net income or loss adjusted for (i) interest; (ii) taxes; (iii) depreciation and amortization, including depreciation of subscriber system assets and other fixed assets and amortization of dealer and other intangible assets; (iv) amortization of deferred costs and deferred revenue associated with subscriber acquisitions; (v) share-based compensation expense; (vi) merger, restructuring, integration, and other; (vii) losses on extinguishment of debt; (viii) radio conversion costs, net; and (ix) other income/gain or expense/loss items such as changes in fair value of certain financial instruments, impairment charges, financing and consent fees, or acquisition-related adjustments.

There are material limitations to using Adjusted EBITDA. Adjusted EBITDA does not take into account certain significant items, including depreciation and amortization, interest, taxes, and other adjustments which directly affect our net income or loss. These limitations are best addressed by considering the economic effects of the excluded items independently and by considering Adjusted EBITDA in conjunction with net income or loss as calculated in accordance with GAAP.

Adjusted Free Cash Flow

We define Free Cash Flow as cash flows from operating activities less cash outlays related to capital expenditures. We define capital expenditures to include accounts purchased through our network of authorized dealers or third parties outside of our authorized dealer network, subscriber system asset expenditures, and purchases of property and equipment. These items are subtracted from cash flows from operating activities because they represent long-term investments that are required for normal business activities.

2023 PROXY STATEMENT	31

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

We define Adjusted Free Cash Flow as Free Cash Flow adjusted for net cash flows related to (i) net proceeds from our consumer receivables facility; (ii) financing and consent fees; (iii) restructuring and integration; (iv) integration-related capital expenditures; (v) radio conversion costs net of any related incremental revenue collected; and (vi) other payments or receipts that may mask our operating results or business trends.

We believe the presentations of Adjusted Free Cash Flow is appropriate to provide investors with useful information about our ability to repay debt, make other investments, and pay dividends. We believe the presentation of Adjusted Free Cash Flow is also a useful measure of our cash flow attributable to our normal business activities, inclusive of the net cash flows associated with the acquisition of subscribers, as well as our ability to repay other debt, make other investments, and pay dividends.

There are material limitations to using non-GAAP measures. Adjusted Free Cash Flow adjusts for cash items that are ultimately within management’s discretion to direct, and therefore, may imply that there is less or more cash available than the most comparable GAAP measure. Adjusted Free Cash Flow is not intended to represent residual cash flow for discretionary expenditures since debt repayment requirements and other non-discretionary expenditures are not deducted.

Long-Term Equity Compensation

The Company’s long-term incentive compensation program is designed to provide a significant portion of our executives’ compensation opportunity in equity-based instruments. We believe that long-term equity compensation is important to ensure that the interests of our executives are aligned with those of our stockholders, thus promoting value-creation for our executives and our stockholders. The annual equity award grant process occurs in conjunction with our annual assessment of individual performance and potential and takes into account the competitive compensation landscape. In addition to annual grants, the Company may make equity grants in certain other circumstances, such as for new hires or promotions, or to recognize an individual’s extraordinary contributions to the Company.

Our Board of Directors adopted, and our stockholders approved, our 2018 Omnibus Incentive Plan (as amended, the “Omnibus Incentive Plan”), pursuant to which we are permitted to grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock, restricted stock units (“RSUs”), and other stock-based awards as permitted under the Omnibus Incentive Plan. The Omnibus Incentive Plan is designed to align the interests of our management team with our stockholders.

2022 Long-Term Incentive Plan Equity Awards

For fiscal year 2022, awards of equity under our annual long-term incentive program (the “2022 LTIP”) were delivered to employees in the form of RSUs. The following table describes the general terms and conditions applicable to awards under our 2022 LTIP:

Grant Type	Vesting	Other Terms & Conditions
RSUs	Generally, one-third per year, subject to continued employment through each applicable vesting date.	Accumulate dividend equivalent units with respect to dividends, which vest in accordance with the vesting of the underlying RSU award.

32	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Target 2022 long-term incentive opportunities for Messrs. DeVries, Porpora, Likosar, Bresingham, Smail, Young and Holmes, were approved in early 2022. Prior to the approval of the 2022 long-term incentive opportunities for our NEOs, the Compensation Committee reviewed and determined that the amounts remain market competitive. Target 2022 long-term incentive opportunities and the number of RSUs awarded to our NEOs are set forth in the table below:

Name	Aggregate Value of 2022 LTI Award	RSUs Awarded (#)

James D. DeVries	$5,775,000	732,868

Kenneth J. Porpora	$750,000	95,177

Jeffrey A. Likosar	$1,150,000	145,939

Daniel M. Bresingham	$750,000	95,177

David W. Smail	$750,000	95,177

Donald M. Young	$750,000	95,177

Keith F. Holmes(1)	$750,000	95,177

(1)	Mr. Holmes’ employment with the Company ended on December 16, 2022.

Employment Arrangements

Each of our NEOs is party to an employment agreement, offer letter, or other employment arrangement, which specifies the terms of the executive’s employment, including certain compensation levels, and is intended to assure us of the executive’s continued employment and to provide stability in our senior management team. In addition to the terms of these employment arrangements described under the heading “Employment Arrangements” which follows the Summary Compensation Table below, the employment agreement or offer letter provides for certain severance payments and benefits following a termination of employment under certain circumstances. For details on the severance payments and benefits payable to each of our NEOs, see “Potential Payments upon Termination or Change in Control.”

Supplemental Savings and Retirement Plan

All of our NEOs are eligible to participate in the ADT Supplemental Savings and Retirement Plan (the “SSRP”), a deferred compensation plan that permits the elective deferral of base salary and annual performance-based bonus for executives in certain career bands. The SSRP provides eligible employees the opportunity to:

•	contribute retirement savings in addition to amounts permitted under the ADT Retirement Savings and Investment Plan (the “RSIP”);

•	defer compensation on a tax-deferred basis and receive tax-deferred market-based growth; and

•	receive any Company contributions that were reduced under the RSIP due to Internal Revenue Service (“IRS”) compensation limits.

Executive Benefits and Limited Perquisites

The Company’s executive officers, including the NEOs, are eligible to participate in the benefit plans that are available to substantially all of the Company’s employees, including defined contribution savings plans (e.g., the RSIP), medical, dental and life insurance plans and long-term disability plans, as well as discounts on the services we provide. Additionally, the Company provides relocation benefits when a move is required. None of the NEOs participate in a defined benefit pension plan.

2023 PROXY STATEMENT	33

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

We provide limited perquisites to our NEOs, including an annual executive physical for all of our NEOs. Mr. DeVries is also entitled to reimbursement for certain personal housing expenses and certain work-related travel expenses that, in each case, do not qualify as reimbursable business-related expenses, up to an annual maximum of $75,000 and an additional income tax gross-up payment related to such actual taxable reimbursements incurred. In October of 2022, the Compensation Committee reviewed and determined that such housing and work-related travel expense reimbursement annual maximum would be increased to $100,000 for 2023.

Severance Benefits

Other than Messrs. DeVries, Likosar, Bresingham, Smail and Young, certain of our executive officers, including Mr. Porpora, may be eligible for certain benefits under either The ADT Inc. Severance Plan for U.S. Officers and Executives (the “Severance Plan”) or The ADT Corporation Change in Control Severance Plan (the “CIC Severance Plan”), depending upon the circumstances leading to their termination of service or employment with the Company. In the case of the CIC Severance Plan, a “double trigger” is required (i.e., a change in control, plus a qualifying termination of employment) before benefits become available to the executives covered by that plan. We believe that the benefits available to executives under this plan are equitable in comparison to the broader market. Details with respect to the key provisions of the severance plans currently in effect and the payments and benefits that would be payable under the plans are set forth in the section titled “—Potential Payments Upon Termination or Change in Control” below.

Severance for our other NEOs is pursuant to the terms of their respective employment arrangements. Details with respect to the payments and benefits that would be payable under the plans or under the employment arrangements to each of our NEOs, as applicable, are set forth in the section titled “—Potential Payments upon Termination or Change in Control” below.

Other Compensation Policies and Practices

Insider Trading Policy and Equity Transaction Pre-Approval

The Company maintains an insider trading policy, applicable to all employees and directors, which prohibits the Company’s personnel from: (i) buying, selling, donating, or engaging in transactions in the Company’s securities at any time while aware of material non-public information about the Company; (ii) buying or selling securities of other companies at any time while aware of material non-public information about those companies that they become aware of as a result of business dealings between the Company and those companies; (iii) recommending to another person that they buy, hold, or sell Company securities; or (iv) disclosing material non-public information to any unauthorized persons outside the Company. Each of the Company’s directors and Section 16 Officers, as well as any member of management who reports directly to the CEO, is required to receive the approval of the Company’s Chief Legal Officer prior to entering into any transaction in Company securities. This approval applies to each of our NEOs. Generally, trading by our directors, the Executive Officers, and a limited group of other Company employees is permitted only during announced “open window” trading periods that follow the public release of the Company’s quarterly earnings. Those who are subject to these trading restrictions, including the NEOs, may enter into a trading plan under Rule 10b5-1 of the Exchange Act. These trading plans may be entered into only during an open window and must be approved by the Company’s Chief Legal Officer or any designee thereof. These trading plans include a minimum “cooling off” period before the plan becomes effective, and the trading plans may not be amended during their term without the consent of the Company. Directors and employees, including the NEOs, bear full responsibility for any violation of the Company’s insider trading policy.

Anti-Hedging and Short Sale Policy

The insider trading policy maintained by the Company contains a provision which specifically prohibits all Company personnel from engaging in hedging transactions, including buying and selling puts, calls, options or other derivatives in respect of the Company’s securities. The insider trading policy prohibits all Company personnel from selling Company securities short.

34	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Anti-Pledging/Purchases of Company Securities on Margin

The insider trading policy maintained by the Company contains a provision which specifically prohibits all Company personnel from pledging Company securities or purchasing Company securities on margin, provided pledges existing at the time such prohibition was established in July 2021 were permitted to remain in existence.

Equity Grant Practices

The Company’s practice is to grant annual equity awards to eligible employees on or after the second trading day after financial and other information about the Company has been widely released through a press release, newswire or periodic report filed with the SEC. This timing ensures that annual equity grants are made at a time when the market has the greatest amount of information concerning the Company’s performance, including its financial condition and results of operations, as is reasonably possible. All other equity grants during the year, which are generally comprised of new hire awards or other one-time grants, are made in conjunction with the Company’s Policy and Procedures for Granting Equity-Based Awards.

Pay Recoupment (Clawback) Policy

To encourage sound financial reporting and increase individual accountability, the Company’s pay recoupment policy provides that, in addition to any other remedies available to it and subject to applicable law, the Company may recover any incentive compensation (whether in the form of cash or equity) paid by the Company to any current or former executive officer that resulted from any restatement of the reported financial results of the Company or one of its segments, if any, due to material non-compliance with financial reporting requirements (unless due to a change in accounting policy or applicable law) caused or contributed to by such individual’s fraud, willful misconduct or gross negligence. Our Compensation Committee has the sole discretion to make any and all determinations under this policy and will periodically review this policy to determine whether any changes are warranted.

On October 26, 2022, the SEC adopted rules implementing the clawback provisions of the Dodd-Frank Act. The final rules direct the stock exchanges to establish listing standards requiring listed companies to develop and implement a policy providing for the recovery of erroneously awarded incentive-based compensation received by current or former executive officers and to satisfy related disclosure obligations. We intend to timely amend and restate our clawback policy to reflect these new requirements.

Stock Ownership Guidelines

The Company’s stock ownership guidelines help further align the long-term interests of our independent directors and our management with the long-term interests of our stockholders. For purposes of determining an executive’s compliance with the guidelines, shares that count toward compliance are actual shares owned and unvested time-based RSUs. No stock options or unearned performance shares count toward guideline achievement. Under these guidelines, certain individuals are required to own a multiple in value of their equity to their annual base salary or, in the case of our independent directors, their annual cash retainer, before they can sell any of their shares of Common Stock as follows:

Position	Multiple of Annual Base Salary or Annual Cash Retainer

CEO	6x

CFO	3x

Executive Officers and CEO Management Direct Reports	2x

CEO Designees	2x

Independent Directors	5x

2023 PROXY STATEMENT	35

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Tax and Accounting Considerations

Section 162(m) of the Code

For income tax purposes, public companies may not deduct any portion of compensation that is in excess of $1 million paid in a taxable year to certain “covered employees,” including our NEOs, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Once an individual becomes a “covered employee” under Section 162(m) of the Code, all current and future compensation to these individuals will remain subject to the limitation under Section 162(m) of the Code.

These tax effects were only one factor considered by our Compensation Committee when entering into compensation arrangements. Our Compensation Committee believes that it should not be constrained by the requirements of Section 162(m) of the Code if those requirements would impair flexibility in compensating our NEOs in a manner that can best promote our corporate objectives. We intend to continue to compensate our executive officers in a manner consistent with the best interests of our stockholders and reserve the right to award compensation that may not be deductible under Section 162(m) of the Code where the Company believes it is appropriate to do so.

Section 280G of the Code

Section 280G of the Code disallows a tax deduction with respect to certain payments to executives of companies that undergo a change in control, and Section 4999 of the Code imposes a 20% penalty on the individual receiving “excess parachute payments.” Generally, parachute payments are compensation that is linked to or triggered by a change in control and may include, but are not limited to, bonus payments, severance payments, certain fringe benefits, and payments and acceleration of vesting from long-term incentive plans, including stock options and other equity-based compensation. Excess parachute payments are parachute payments that exceed a threshold determined under Section 280G based on the executive’s prior compensation.

The employment agreements with Messrs. DeVries, Likosar, Bresingham and Young, each provide that, to the extent the executive would be subject to Section 280G or 4999 of the Code, the executive’s parachute payments would be reduced to the extent that no portion of the payment shall be subject to the excise tax, but only if the executive’s net after-tax benefit would exceed what the net after-tax benefit would have been if such reduction were not made and the executive paid the applicable excise tax. We do not provide excise tax gross-ups to our NEOs.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Members of the Compensation Committee:

Marc E. Becker, Chairman

Tracey R. Griffin

Reed B. Rayman

The Report of the Compensation Committee is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

36	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table

The information set forth in the following table reflects compensation paid to or earned by the NEOs for fiscal years 2022, 2021 and 2020. The table reflects total compensation earned beginning in the later of fiscal year 2020 or the year an individual first became a NEO.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5)(6) ($)	Total ($)

James D. DeVries	2022	1,076,856	—	5,775,000	—	1,733,366	241,022	8,826,244
President and Chief Executive	2021	1,043,269	—	4,612,498	—	1,648,500	175,525	7,479,792
Officer	2020	1,018,269	—	8,827,151	2,104,302	1,927,000	265,571	14,142,293

Kenneth J. Porpora	2022	523,830	—	749,995	—	965,600	9,804	2,249,229
Executive Vice President and Chief Financial Officer

Jeffrey A. Likosar	2022	700,373	—	1,149,999	—	901,887	79,620	2,831,879
President, Corporate	2021	678,422	67,098	999,993	—	857,730	52,758	2,656,001
Development and Chief Transformation Officer	2020	661,875	63,177	5,432,607	2,155,584	1,002,040	91,226	9,406,509

Daniel M. Bresingham	2022	560,298	—	749,995	—	871,510	27,445	2,209,248
Executive Vice President,	2021	542,738	—	599,997	—	686,184	36,530	1,865,449
Commercial	2020	529,500	—	5,138,070	2,206,873	692,900	77,683	8,645,026

David W. Smail	2022	546,633	75,000	749,995	—	542,738	60,653	1,975,019
Executive Vice President and Chief Legal Officer

Donald M. Young	2022	560,298	—	749,995	—	721,510	6,596	2,038,399
Executive Vice President and	2021	542,738	—	599,997	—	686,184	43,476	1,872,395
Chief Operating Officer	2020	529,500	—	5,138,070	2,206,873	801,632	77,083	8,753,158

Keith F. Holmes(7)	2022	625,182	—	749,995	—	788,211	1,328,449	3,491,837
Former Executive Vice President and Chief Revenue Officer	2021	336,923	—	3,299,997	—	753,600	115,414	4,505,934

(1)

The amount for Mr. Smail in 2022 represents the value of a discretionary bonus awarded to him in connection with his role in developing the Company’s partnership with State Farm and integrating the Company and State Farm teams to initiate a strong working partnership. The amounts in this column for Mr. Likosar represent the value of a distribution bonus (in respect of accrued distributions on the Class A-2 Units of Prime TopCo LP underlying Mr. Likosar’s retention bonus paid to Mr. Likosar in connection with the vesting of the third and fourth installments of the retention bonus, payable in accordance with the terms of his employment agreement).

(2)	The values in the “Stock Awards” column for fiscal years 2022, 2021, and 2020 reflect the following:

•	2022: The grant date fair value of RSU awards made to Messrs. DeVries, Porpora, Likosar, Bresingham, Smail, Young and Holmes, in connection with the 2022 LTIP.
•

2021: The grant date fair value of RSU awards made to Messrs. DeVries, Likosar, Bresingham and Young, in connection with the 2021 LTIP and the grant date fair value of a RSU award made to Mr. Holmes on July 1, 2021.

•	2020: The grant date fair value of RSU awards made to Messrs. DeVries, Likosar, Bresingham and Young in connection with: (i) the 2020 LTIP; and (ii) the 2020 Special Equity Awards.
•

The assumptions used in the valuation of stock-based awards are discussed in Note 11 “Share-Based Compensation” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(3)	The values in the “Option Awards” column for fiscal year 2020 reflects the following:

•	2020: The fair value associated with the grant of non-qualified stock options made in connection with 2020 Special Equity Awards to Messrs. DeVries, Likosar, Bresingham, and Young.
•

The stock-based compensation amounts shown in this column reflect the aggregate grant date fair value, assuming no risk of forfeiture, of stock option awards calculated in accordance with FASB ASC Topic 718. We use the Black-Scholes option pricing model to estimate the fair value of stock options granted, which requires the input of both subjective and objective assumptions. The assumptions used in the valuation of stock-based awards are discussed in Note 11 “Share-Based Compensation” in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(4)

The amounts reported in this column were earned under our annual cash incentive bonus program for the applicable year, which is described above. See “Executive Compensation—Annual Incentive Compensation.”

(5)	SSRP employer contributions are reported in the year earned rather than the successive year when the contribution amount is finalized.

(6)	Details with respect to the amounts in this column are set forth in the “All Other Compensation” table below.

(7)	Mr. Holmes separated from the Company on December 16, 2022. Base salary includes the balance of unused paid time off.

2023 PROXY STATEMENT	37

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Summary Compensation Table—All Other Compensation

The components of the “All Other Compensation” column in the Summary Compensation Table for each NEO are shown in the following table.

Name	Fiscal Year	Retirement Plan Contributions(a) ($)	Miscellaneous(b) ($)	Total All Other Compensation ($)

James D. DeVries	2022	136,268	104,754	241,022

Kenneth J. Porpora	2022	9,150	654	9,804

Jeffrey A. Likosar	2022	77,905	1,715	79,620

Daniel M. Bresingham	2022	25,730	1,715	27,445

David W. Smail	2022	57,012	3,641	60,653

Donald M. Young	2022	5,696	900	6,596

Keith F. Holmes	2022	68,939	1,259,510	1,328,449

(a)	Amounts represent matching contributions made by the Company on behalf of each NEO to its tax-qualified 401(k) RSIP and to its non-qualified SSRP, as applicable.

(b)

Miscellaneous compensation in fiscal year 2022 includes: (i) for Mr. DeVries, $28,900 related to certain reimbursed housing expenses, $32,647 in certain work-related travel expenses that did not qualify as reimbursable business expenses, and an additional payment in 2022 equal to $39,932 as a gross up for the taxes on the aforementioned expenses; (ii) the value of Company-paid contributions for life insurance benefits for all NEOs; and (iii) for Mr. Holmes, relocation benefits valued at $23,303 and a severance payment in the amount of $1,235,441 as described below under “—Potential Payments upon Termination or Change in Control—Severance Payments and Benefits under Employment Agreements with NEOs”.

Grants of Plan-Based Awards in Fiscal 2022 Table

The following table shows grants of plan-based awards granted to our NEOs during fiscal year 2022. All numbers have been rounded to the nearest whole dollar or share.

Name	Grant Type		Approval Date	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise of Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
					(a)	(b)	(c)	(d)	(e)	(f)	(g)

James D. DeVries	2022 AIP	(2)			679,219	1,358,438	2,716,875	—	—	—	—

	LTIP-RSU	(3)	3/2/2022	3/2/2022	—	—	—	732,868	—	—	5,775,000

Kenneth J. Porpora	2022 AIP	(2)			300,000	600,000	1,200,000	—	—	—	—

	LTIP-RSU	(3)	3/2/2022	3/2/2022	—	—	—	95,177	—	—	749,995

Jeffrey A. Likosar	2022 AIP	(2)			353,404	706,808	1,413,616	—	—	—	—

	LTIP-RSU	(3)	3/2/2022	3/2/2022	—	—	—	145,939	—	—	1,149,999

Daniel M. Bresingham	2022 AIP	(2)			282,723	565,446	1,130,893	—	—	—	—

	LTIP-RSU	(3)	3/2/2022	3/2/2022	—	—	—	95,177	—	—	749,995

David W. Smail	2022 AIP	(2)			193,079	386,159	772,317	—	—	—	—

	LTIP-RSU	(3)	3/2/2022	3/2/2022	—	—	—	95,177	—	—	749,995

Donald M. Young	2022 AIP	(2)			282,723	565,446	1,130,893	—	—	—	—

	LTIP-RSU	(3)	3/2/2022	3/2/2022	—	—	—	95,177	—	—	749,995

Keith F. Holmes	2022 AIP	(2)			308,860	617,721	1,235,441	—	—	—	—

	LTIP-RSU	(3)	3/2/2022	3/2/2022	—	—	—	95,177	—	—	749,995

(1)

Amounts in this column show the grant date fair value of the RSU awards granted to the NEOs. These amounts reflect the fair value of the entire amount of the award calculated in accordance with FASB ASC Topic 718. For grants of RSUs, fair value is computed by multiplying the total number of shares subject to the award by the closing price of the Company’s Common Stock on the date of grant.

38	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

(2)

Under our 2022 AIP, each NEO is eligible to receive an annual cash incentive bonus for the fiscal year, the amount of which will vary depending on the degree of attainment of certain performance goals, and evaluation of individual performance, as described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Compensation.” Amounts reported in columns (a) through (c) represent the potential amount of the bonus if performance goals were attained at certain threshold, target, or maximum levels.

(3)	Amounts represent grants of RSUs with respect to our long-term incentive program and are described more fully in the Outstanding Equity Awards at Fiscal 2022 Year-End Table.

Employment Arrangements

James D. DeVries

Mr. DeVries is party to an amended and restated employment agreement with ADT LLC dated September 4, 2018, which was subsequently amended on November 30, 2018, pursuant to which he serves as our President and CEO. The employment agreement had an initial term beginning on May 23, 2016, through May 23, 2021, and extends automatically for successive one-year periods, unless either party provides written notice of non-renewal to the other party at least 90 days prior to the expiration of the then-applicable term. Under his employment agreement, his annual base salary is subject to annual review and possible increase (but not decrease). In addition, he is eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. Mr. DeVries’ target annual bonus is currently 125% of base salary. Mr. DeVries participates in our long-term incentive plan and is eligible to receive long-term incentive awards with a target value equal to 550% of his base salary. He is also eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, retirement, medical and welfare benefits.

Mr. DeVries’ employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “—Potential Payments upon Termination or Change in Control—Severance Payments and Benefits under Employment Agreements with NEOs.”

Kenneth J. Porpora

Mr. Porpora serves as our Executive Vice President and Chief Financial Officer. Mr. Porpora’s annual base salary is subject to annual review and may be adjusted based on his and the Company’s performance. In addition, he is eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. Mr. Porpora’s target annual bonus is 100% of base salary. Mr. Porpora is eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, relocation reimbursement, retirement, medical and welfare benefits.

Mr. Porpora’s employment relationship is an at-will arrangement and he is eligible to participate in the Severance Plan and the CIC Severance Plan, which provide for severance benefits to be paid in the event of employment termination in certain circumstances, and also includes post-termination restrictive covenant provisions, which are described below under “—Potential Payments Upon Termination or Change in Control—Severance Payments and Benefits under Employment Arrangements with NEOs.”

Jeffrey A. Likosar

Mr. Likosar is party to an amended and restated employment agreement with ADT LLC dated December 19, 2017, pursuant to which he currently serves as our President, Corporate Development and Chief Transformation Officer. The employment agreement had an initial term beginning on October 17, 2016, through October 17, 2021, and extends automatically for successive one-year periods, unless either party provides written notice of non-renewal to the other party at least 90 days prior to the expiration of the then-applicable term. Under his employment agreement, his annual base salary is subject to annual review and possible increase (but not decrease). In addition, he is eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. Mr. Likosar’s target annual bonus is 100% of base salary. He participates in our long-term incentive plan and is eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, retirement, medical and welfare benefits.

2023 PROXY STATEMENT	39

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Mr. Likosar’s employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “—Potential Payments upon Termination or Change in Control—Severance Payments and Benefits under Employment Agreements with NEOs.”

Daniel M. Bresingham

Mr. Bresingham is party to an amended and restated employment agreement with The ADT Security Corporation, dated December 19, 2017, pursuant to which he currently serves as our Executive Vice President, Commercial. The employment agreement had an initial term beginning on July 1, 2015, through July 1, 2020, and now automatically extends for successive one-year periods, unless either party provides written notice of non-renewal to the other party at least 90 days prior to the expiration of the then-applicable term. Under his employment agreement, his annual base salary is subject to annual review and possible increase (but not decrease). In addition, he is eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. Mr. Bresingham’s target annual bonus is 100% of base salary. He participates in our long-term incentive plan and is eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, retirement, medical and welfare benefits.

Mr. Bresingham’s employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “—Potential Payments upon Termination or Change in Control—Severance Payments and Benefits under Employment Agreements with NEOs.”

David W. Smail

Mr. Smail is party to an offer letter with ADT LLC, dated February 1, 2019, pursuant to which he currently serves as our Executive Vice President, Chief Legal Officer and Secretary. Under the terms outlined in his offer letter, Mr. Smail’s annual base salary is subject to annual review and may be adjusted based on his and the Company’s performance. In addition, he is eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. Mr. Smail’s target annual bonus is 70% of base salary. He participates in our long-term incentive plan and is eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, retirement, medical and welfare benefits.

Mr. Smail’s offer letter provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “—Potential Payments upon Termination or Change in Control—Severance Payments and Benefits under Employment Agreements with NEOs.”

Donald M. Young

Mr. Young is party to an amended and restated employment agreement with The ADT Security Corporation, dated December 19, 2017, as amended on May 3, 2019, pursuant to which he serves currently as our Executive Vice President and Chief Operating Officer. The employment agreement had an initial term beginning on July 1, 2015, through July 1, 2020, and now automatically extends for successive one-year periods, unless either party provides written notice of non-renewal to the other party at least 90 days prior to the expiration of the then-applicable term. Under his employment agreement, his annual base salary is subject to annual review and possible increase (but not decrease). In addition, he is eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. Mr. Young’s target annual bonus is 100% of base salary. He participates in our long-term incentive plan and is eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, retirement, medical and welfare benefits.

Mr. Young’s employment agreement provides for certain severance benefits to be paid in the event of employment termination in certain circumstances, as well as post-termination restrictive covenant provisions, which are described below under “—Potential Payments upon Termination or Change in Control—Severance Payments and Benefits under Employment Agreements with NEOs.”

40	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Keith F. Holmes

Mr. Holmes was party to an offer letter with ADT LLC dated April 22, 2021, pursuant to which he served as our Executive Vice President and Chief Revenue Officer until his separation from the Company on December 16, 2022. Under the terms outlined in his offer letter, Mr. Holmes’ annual base salary was subject to annual review and could be adjusted based on his and the Company’s performance. In addition, he was eligible to receive an annual cash bonus based on the attainment of objective financial and/or other subjective or objective criteria. Mr. Holmes’ target annual bonus was 100% of base salary. He received a one-time sign-on equity award of RSUs with a grant date value of $3,300,000. Mr. Holmes was eligible to participate in the employee benefit plans, programs, and arrangements of the Company in effect from time to time, in accordance with their terms, including, without limitation, relocation reimbursement, retirement, medical and welfare benefits.

Mr. Holmes participated in The ADT Inc. Severance Plan for U.S. Officers and Executives which provided for severance benefits to be paid in the event of employment termination in certain circumstances, and also included post-termination restrictive covenant provisions. The payment and benefits Mr. Holmes received upon his separation from the Company are described below under “—Potential Payments Upon Termination or Change in Control—Severance Payments and Benefits under Employment Agreements with NEOs.”

See “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Compensation” for additional details regarding the annual cash bonus program for our NEOs and see “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Equity Compensation” for a discussion of the material terms of the equity awards reflected in the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal 2022 Table.”

Distributed Shares and Top-Up Options

Each of Messrs. DeVries, Porpora, Likosar, Bresingham, and Young hold restricted shares of the Company’s Common Stock that were distributed to each of them in connection with the redemption of his entire Class B interest in Prime TopCo LP in connection with our IPO in 2018 (the “Distributed Shares”). Fifty percent of the Distributed Shares of each award were subject to service-based vesting conditions and have since fully vested. The remaining 50% of the Distributed Shares of each award are scheduled to vest only upon satisfaction of certain performance thresholds (the “Performance Tranche”). Fifty percent of the Performance Tranche will vest only if, as of any measurement date (i.e., any date on which our Sponsor receives cash distributions and/or cash proceeds in respect of Class A Units in Prime TopCo LP) our Sponsor achieves a multiple of invested capital (“MOIC”) of 1.75, and the remaining 50% of the Performance Tranche will vest only if, as of any measurement date, our Sponsor achieves a MOIC of 2.0.

In addition, each individual who received Distributed Shares also received a grant of stock options under the Omnibus Incentive Plan (the “Top-Up Options”). The unvested portion of the Top-Up Options is eligible to vest pursuant to the same vesting schedule as the unvested Distributed Shares held by the recipient of such stock options. The portion of the Top-Up Options that was subject to service-based vesting conditions is fully vested. The portion of the Top-Up Options that was subject to performance-based vesting conditions is referred to herein as the “Tranche B Option.”

Beginning February 21, 2020, and annually thereafter, 20% of the Performance Tranche of the Distributed Shares and the shares of Common Stock subject to the Tranche B Option, which are both subject to performance-based vesting conditions, will cease to be at risk of forfeiture due to the individual’s termination of employment (other than a termination for cause) (i.e., they will no longer require continued service in order to vest); provided, that the vesting of all such shares will remain subject to the previously established return hurdles and will be forfeited if such return hurdles are not achieved. Following an individual’s termination of employment (other than for cause) on or after February 21, 2020, the portion of the individual’s Distributed Shares subject to the performance based vesting conditions and the Tranche B Option as to which the risk of service-based forfeiture has lapsed will remain outstanding and eligible to vest based on the achievement of the return hurdles.

Distributed shares and shares of Common Stock received upon the exercise of Top-Up Options are subject to the terms of an Amended and Restated Management Investor Rights Agreement (the “MIRA”), as amended. See “Certain Relationships and Related Person Transactions – Management Investor Rights Agreement” for information regarding the MIRA, as amended.

2023 PROXY STATEMENT	41

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Special Equity Awards

In February 2020, the Compensation Committee approved special equity awards in the form of non-qualified stock options and RSUs to certain key employees of the Company, including Messrs. DeVries, Porpora, Likosar, Bresingham, Smail and Young, to provide an additional incentive to such employees to drive the Company’s performance and promote the long-term retention of such employees. The grant value of the special equity awards was weighted equally between non-qualified stock options and RSUs. The special equity awards vested one-third of the shares subject to the awards per year over a period of three years from the date of grant. Non-qualified stock options have an exercise price equal to the closing price of the Company’s common stock on the date of grant and expire on the 10th anniversary of the date of grant unless forfeited earlier. RSUs are eligible to receive cash dividends currently to the extent the Company pays dividends to its stockholders; provided, that to the extent the holder terminated employment under certain circumstances prior to the third anniversary of the date of grant, the Company could claw back any dividends paid in respect of unvested RSUs.

Each Special RSU Award Agreement provided that the award holder may transfer a certain number of shares of Common Stock received upon settlement of the RSUs equal to the product of (a) the net shares of Common Stock that had previously been delivered upon settlement of the RSUs, after satisfying any applicable U.S. federal, state and local tax withholding obligations and non-U.S. tax withholding obligations (such net shares, the “Award Shares”) and (b) a fraction equal to the proportion of shares of Common Stock owned by the investment funds managed, sponsored or advised by Apollo that are sold or otherwise disposed of by Apollo (the product of the calculation described in clauses (a) and (b), the “Transferrable Shares”).

On December 9, 2022, the Compensation Committee of the Board acknowledged and clarified that, following such date, the aggregate number of Transferrable Shares under each Special RSU Award Agreement, as determined from time to time, will be equal to the product of (a) (x) the Award Shares plus (y) the net shares of Common Stock that are delivered upon any future settlement of RSUs, after satisfying any applicable U.S. federal, state and local tax withholding obligations and non-U.S. tax withholding obligations and (b) the Apollo Sale Percentage, as defined in the MIRA Amendment (see “Certain Relationships And Related Person Transactions — Management Investor Rights Agreement — MIRA Amendment”).

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EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Outstanding Equity Awards at Fiscal 2022 Year-End Table

The following table shows equity awards outstanding as of December 31, 2022 for each of the NEOs. All numbers have been rounded to the nearest whole dollar or unit.

			Option Awards(1)					Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options: (#) Exercisable(1)	Number of Securities Underlying Unexercised Options: (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(7)	Market Value of Shares or Units of Stock That Have Not Vested ($)(8)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(9)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(8)
	(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

James D. DeVries	1/18/2018	(2)	775,707	775,706	—	13.30	1/18/2028	1,661,476	15,069,587	1,119,194	10,151,090

	1/18/2018	(3)	288,865	—	—	13.30	1/18/2028

	9/4/2018	(4)	1,000,000	—	—	8.49	9/4/2028

	3/14/2019	(5)	1,076,555	—	—	5.48	3/14/2029

	3/9/2020	(6)	801,638	400,820	—	5.27	3/9/2030

Kenneth J. Porpora	1/18/2018	(2)	66,903	66,902	—	13.30	1/18/2028	233,328	2,116,285	96,527	875,500

	1/18/2018	(3)	78,781	—	—	13.30	1/18/2028

	3/14/2019	(5)	47,847	—	—	5.48	3/14/2029

	3/9/2020	(6)	—	58,028	—	5.27	3/9/2030

Jeffrey A. Likosar	1/18/2018	(2)	794,822	794,821	—	13.30	1/18/2028	517,516	4,693,870	1,146,774	10,401,240

	1/18/2018	(3)	131,302	—	—	13.30	1/18/2028

	3/14/2019	(5)	239,234	—	—	5.48	3/14/2029

	3/9/2020	(6)	821,174	410,588	—	5.27	3/9/2030

Daniel M. Bresingham	1/18/2018	(2)	712,320	712,319	—	13.30	1/18/2028	408,984	3,709,485	1,229,275	11,149,524

	1/18/2018	(3)	78,781	—	—	13.30	1/18/2028

	3/14/2019	(5)	143,540	—	—	5.48	3/14/2029

	3/9/2020	(6)	840,713	420,357	—	5.27	3/9/2030

David W. Smail	3/14/2019	(5)	358,851	—	—	5.48	3/14/2029	212,451	1,926,931	—	—

	3/9/2020	(6)	87,041	43,521	—	5.27	3/9/2030

Donald M. Young	1/18/2018	(2)	712,320	712,319	—	13.30	1/18/2028	408,984	3,709,485	1,229,275	11,149,524

	1/18/2018	(3)	78,781	—	—	13.30	1/18/2028

	3/14/2019	(5)	143,540	—	—	5.48	3/14/2029
	3/9/2020	(6)	840,713	420,357	—	5.27	3/9/2030

(1)	Represents stock options granted under the Omnibus Incentive Plan. Stock options granted to the NEOs expire on the 10th anniversary of the grant date.

(2)

Represents the Top-Up Options granted under the Omnibus Incentive Plan in connection with the redemption of each NEO’s Class B Units. The performance-based stock options (i.e., the Tranche B Option) reflected in column (c) will vest as of any measurement date if, and to the extent that, our Sponsor receives specified levels of its invested capital in the Company. See “Distributed Shares and Top-Up Options” above for a discussion of the Performance Tranche vesting criteria.

(3)	Represents stock options granted in connection with our IPO, which are fully vested.

(4)	Represents stock options granted in connection with Mr. DeVries’ promotion to the role of CEO which became fully vested on December 1, 2021.

(5)

Represents stock options granted as part of the 2019 LTIP, with the exception of Mr. Smail whose amount represents a portion of his initial award upon joining the Company which were subject to a three year cliff vesting schedule and became fully vested on the third anniversary of the grant date. Stock options vest as to approximately one-third of the shares subject to the stock option on each of the first three anniversaries of the grant date.

(6)

Represents stock options granted as part of the 2020 Special Equity Awards. Stock options vest as to approximately one-third of the shares subject to the stock option on each of the first three anniversaries of the grant date.

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EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

(7)

Represents unvested RSUs granted under the Omnibus Incentive Plan and also includes dividend equivalent units granted with respect to such RSUs in connection with dividends paid on the Company’s Common Stock following the grant date. The table below shows on a grant-by-grant basis the vesting schedules related to the unvested RSU awards.

(8)	The values in these columns are based on the $9.07 closing price of our common stock on December 30, 2022, the last trading day prior to the end of our last completed fiscal year.

(9)

Represents unvested Distributed Shares subject to performance-based vesting requirements (i.e., the Performance Tranche). These performance-based Distributed Shares will vest as of any measurement date if, and to the extent that, our Sponsor receives specified levels of its invested capital in the Company. See “Distributed Shares and Top-Up Options” above for a discussion of the Performance Tranche vesting criteria.

Name	Grant Date	Vesting Schedule

James D. DeVries	3/9/2020	• 508,739 unvested RSUs (including dividend equivalent units in connection with 299,697 RSUs) became fully vested on March 9, 2023, of which 209,042 are subject to further transfer restrictions.

	3/1/2021	• 409,329 unvested RSUs (including dividend equivalent units) vest in two equal installments on March 1, 2023 and 2024.

	3/2/2022	• 743,408 unvested RSUs (including dividend equivalent units) vest in three installments of one-third on March 2, 2023, 2024 and 2025.

Kenneth J. Porpora	3/9/2020	• 70,223 unvested RSUs (including dividend equivalent units in connection with 39,959 RSUs) became fully vested on March 9, 2023, of which 30,264 are subject to further transfer restrictions.

	3/1/2021	• 66,559 unvested RSUs (including dividend equivalent units) vest in two equal installments on March 1, 2023 and 2024.

	3/2/2022	• 96,546 unvested RSUs (including dividend equivalent units) vest in three installments of one-third on March 2, 2023, 2024 and 2025.

Jeffrey A. Likosar	3/9/2020	• 280,732 unvested RSUs (including dividend equivalent units in connection with 66,596 RSUs) became fully vested on March 9, 2023, of which 214,136 are subject to further transfer restrictions.

	3/1/2021	• 88,746 unvested RSUs (including dividend equivalent units) vest in two equal installments on March 1, 2023 and 2024.

	3/2/2022	• 148,038 unvested RSUs (including dividend equivalent units) vest in three installments of one-third on March 2, 2023, 2024 and 2025.

Daniel M. Bresingham	3/9/2020	• 259,190 unvested RSUs (including dividend equivalent units in connection with 39,959 RSUs) became fully vested on March 9, 2023, of which 219,231 are subject to further transfer restrictions.

	3/1/2021	• 53,248 unvested RSUs (including dividend equivalent units) vest in two equal installments on March 1, 2023 and 2024.

	3/2/2022	• 96,546 unvested RSUs (including dividend equivalent units) vest in three installments of one-third on March 2, 2023, 2024 and 2025.

David W. Smail	3/9/2020	• 62,657 unvested RSUs (including dividend equivalent units in connection with 39,959 RSUs) became fully vested on March 9, 2023, of which 22,698 are subject to further transfer restrictions.

	3/1/2021	• 53,248 unvested RSUs (including dividend equivalent units) vest in two equal installments on March 1, 2023 and 2024.

	3/2/2022	• 96,546 unvested RSUs (including dividend equivalent units) vest in three installments of one-third on March 2, 2023, 2024 and 2025.

Donald M. Young	3/9/2020	• 259,190 unvested RSUs (including dividend equivalent units in connection with 39,959 RSUs) became fully vested on March 9, 2023, of which 219,231 are subject to further transfer restrictions.

	3/1/2021	• 53,248 unvested RSUs (including dividend equivalent units) vest in two equal installments on March 1, 2023 and 2024.

	3/2/2022	• 96,546 unvested RSUs (including dividend equivalent units) vest in three installments of one-third on March 2, 2023, 2024 and 2025.

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EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

Stock Vested in Fiscal 2022 Table

The following table sets forth information regarding equity awards that vested during fiscal year 2022. All numbers have been rounded to the nearest whole dollar or share, where applicable.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

James D. DeVries	—	—	846,508	6,374,405

Kenneth J. Porpora	58,027	136,102	121,162	912,214

Jeffrey A. Likosar	—	—	354,702	2,684,431

Daniel M. Bresingham	—	—	303,568	2,301,242

David W. Smail	—	—	228,602	1,696,712

Donald M. Young	—	—	303,568	2,301,242

Keith F. Holmes(2)	—	—	206,172	1,590,256

(1)	The values realized are based on the closing price of our common stock on the applicable vesting or exercise dates.

(2)

Includes the accelerated vesting of a portion of the July 1, 2021 RSU award held by Mr. Holmes, which would not otherwise have been vested upon his separation from the Company as outlined in the Separation Agreement dated December 13, 2022.

Non-Qualified Deferred Compensation for Fiscal 2022

The following table sets forth information related to the non-qualified deferred compensation accounts of our NEOs as of December 31, 2022.

	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
	(a)	(b)	(c)	(d)	(e)

James D. DeVries	124,268	124,268	(182,928)	—	1,070,891

Kenneth J. Porpora	—	—	71	—	4,801

Jeffrey A. Likosar	65,905	65,905	(262,327)	—	656,046

Daniel M. Bresingham	13,724	15,831	(102,832)	—	602,375

David W. Smail	45,012	45,012	(31,324)	—	246,927

Donald M. Young	—	—	(1,714,076)	—	3,585,555

Keith F. Holmes	177,519	61,314	(19,525)	—	187,074

(1)

The amounts shown in columns (a) and (b) reflect employee and Company contributions, respectively, under the SSRP, the Company’s non-qualified retirement savings plan during fiscal 2022. All of the amounts in columns (a) and (b) are included in the Summary Compensation Table under the column heading “Salary” and “All Other Compensation,” respectively.

(2)	The amounts shown in this column include earnings (or losses) on the NEO’s notional account in the SSRP.

The SSRP is a non-qualified deferred compensation plan that operates in conjunction with our RSIP. A participant must designate the portion of the credits to his account that shall be allocated among the various measurement funds. In default of such designation, credits to a participant’s account are allocated to one or more measurement funds as determined by the SSRP’s plan administrator. Participant notional account balances are credited daily with the rate of return earned by the applicable measurement fund. The measurement funds for the SSRP are consistent with those funds available under the Company’s RSIP.

2023 PROXY STATEMENT	45

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

For fiscal 2022, (i) Mr. DeVries elected to make pre-tax contributions equal to 5% of his base salary and 5% of his performance bonus, (ii) Mr. Likosar elected to make pre-tax contributions equal to 5% of his base salary and 5% of his performance bonus, (iii) Mr. Bresingham elected to make pre-tax contributions equal to 2% of his performance bonus, (iv) Mr. Smail elected to make pre-tax contributions equal to 5% of his base salary and 5% of his performance bonus and (v) Mr. Holmes elected to make pre-tax contributions equal to 20% of his base salary and 10% of his performance bonus.

The Company made matching contributions equal to 50% of the first 5% of eligible pay contributed by each eligible executive. An additional Company contribution was made in 2022 based on the satisfaction of a specific Company performance metric. Under the terms of the SSRP, eligible executives may elect to defer up to 50% of their base salary and up to 80% of their performance bonus.

A participant is always fully vested in the participant’s own contributions and vests in the Company contributions after completing three years of service from the date of hire, subject to full vesting upon death, disability, retirement (e.g., (i) age 55 and (ii) a combination of age and years of service at separation totaling at least 60), or a change in control. Distributions are made in either a lump sum or in annual installments (up to 15 years) in accordance with a participant’s election. In the event a separation from service is due to a participant’s death or disability a distribution is made in a lump sum within 90 days of such event.

Potential Payments upon Termination or Change in Control

Severance Payments and Benefits under Employment Arrangements with NEOs

Employment Agreements and Offer Letters. Messrs. DeVries, Likosar, Bresingham, Smail and Young are entitled to certain severance payments and benefits following termination of employment under such NEO’s employment agreement or offer letter. All severance payments and benefits are conditioned upon the execution by such NEO of a general release of claims in favor of the Company and such NEO’s continued compliance with the restrictive covenants contained in such NEO’s employment agreement or offer letter. All of the employment agreements or offer letters prohibit such NEO from disclosing confidential information of the Company at any time. In addition, Messrs. DeVries, Likosar, Bresingham, Smail and Young may not make disparaging statements about the Company, its products or practices, or any of its directors, officers, agents, representatives, stockholders, or the Company’s affiliates at any time. Messrs. DeVries, Likosar, Bresingham, Smail and Young are required during employment and for the twenty-four (24)-month period thereafter not to compete with the Company and are required during such same period not to solicit the employees, customers, subscribers, or suppliers of the Company. References to the “Company” in this paragraph and in this section mean Prime TopCo LP and any direct or indirect subsidiaries thereof and any successors thereto.

If Messrs. DeVries, Likosar, Bresingham, Smail or Young have their respective employment terminated by the Company without Cause (as defined below), by the Company in the event the Company elects not to renew the term of his employment, or by such NEO for Good Reason (as defined below), such NEO will be entitled to (i) continued payment of his annual base salary beginning on the date of such termination (the “Qualifying Termination Date”) and ending on the earlier of (x) the twenty-four (24)-month anniversary of the Qualifying Termination Date and (y) the first date that such NEO violates any restrictive covenants in his employment agreement (the “Severance Period”), (ii) continued coverage during the Severance Period for such NEO and any eligible dependents under the health and welfare plans in which such NEO and any such dependents participated immediately prior to the Qualifying Termination Date, subject to any active-employee cost-sharing or similar provision in effect for the executive as of immediately prior to the Qualifying Termination Date, and (iii) a prorated portion of the annual bonus payable with respect to the year of such termination, based solely on the actual level of achievement of the applicable performance goals for such year, and payable if and when annual bonuses are paid to other senior executives of the Company with respect to such year.

Severance Plan. Messrs. Holmes, had he remained with the Company, and Porpora would receive benefits under the Severance Plan upon an involuntary termination of employment other than for Cause, permanent disability, or death. Upon such termination, Messrs. Holmes and Porpora would be entitled to the following: (i) salary continuation payments equal to twelve (12) months of base salary and target annual bonus; (ii) continued participation in the Company’s medical, dental and

46	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

health care reimbursement account coverage for twelve (12) months following termination of employment (or until such executive commences employment by another company and becomes eligible for coverage under the new employer’s plans), subject to his payment of the employee portion of such coverage; (iii) to the extent he remains enrolled for medical, dental and health care reimbursement account coverage after the twelve (12)-month period following termination of employment, a lump-sum cash payment equal to the projected value of the employer portion of the premiums for such coverage for an additional period of six (6) months; (iv) at the Company’s discretion and subject to the terms of the Company’s annual bonus plan, a pro rata bonus for the year of termination based on the actual performance of the Company and paid when bonuses are paid to other participants in the plan; and (v) at the Company’s discretion, outplacement services for a period not to exceed twelve (12) months. The executive must execute a general release of claims in favor of the Company in order to receive these benefits. Pursuant to his offer letter, Messrs. Holmes and Porpora are required during employment and for the twenty-four (24)-month period thereafter not to compete with the Company and is required during employment and for the twenty-four (24)-month period thereafter not to solicit the employees, customers, vendors, agents or representatives of the Company. The Severance Plan also imposes on the executive post-termination covenants regarding non-disclosure of confidential information and non-disparagement.

CIC Severance Plan. In connection with a change in control, Messrs. Holmes, had he remained with the Company, and Porpora would receive benefits under the CIC Severance Plan only if he had a qualifying termination of employment (an involuntary termination of employment other than for Cause, permanent disability or death, or a Good Reason Resignation, within the period beginning sixty (60) days prior to, and ending twenty-four (24) months following, a change in control). Upon such termination, such NEO would be entitled to the following: (i) a lump-sum payment equal to two times his base salary and two times his target annual bonus; (ii) continued participation in the Company’s medical, dental and health care reimbursement account coverage for twelve (12) months following termination of employment (or until such NEO commences employment by another company and becomes eligible for coverage under the new employer’s plans), subject to his payment of the employee portion of such coverage; (iii) to the extent such NEO has not become eligible for medical, dental and health care reimbursement account coverage by a new employer after the twelve (12)-month period following termination of employment, a lump-sum cash payment equal to the projected value of the employer portion of the premiums for such coverage for an additional period of twelve (12) months; (iv) a pro-rata bonus for the year of termination based on the target bonus for the year of termination; and (v) payment of the cost of outplacement services for twelve (12) months following the termination of employment. Such NEO must execute a general release of claims in favor of the Company in order to receive these benefits. The CIC Severance Plan also requires such NEO to comply with certain post-termination covenants regarding non-disclosure of confidential information and non-disparagement as a condition to his receipt of severance benefits.

No Tax Gross-Ups. The Company does not reimburse its NEOs with respect to any excise tax triggered by Section 4999 of the Code, but pursuant to the terms of the employment agreements any parachute payments (i.e., payments made in connection with a change in control as defined in Section 280G of the Code and the regulations thereunder) will be capped at three times the NEO’s “base amount” under Section 280G of the Code and the regulations thereunder if the cap results in a greater after-tax payment to the NEO than if the payments were not capped.

Applicable Definitions

For purposes of the employment arrangements with our NEOs:

For Messrs. DeVries, Likosar, Bresingham, and Young, a termination is for “Cause” if he (i) is convicted of, or pleads nolo contendere to, a crime that constitutes a felony or involves fraud or a breach of the executive’s duty of loyalty with respect to the Company, or any of its customers or suppliers that results in material injury to the Company, (ii) repeatedly fails to perform reasonably assigned duties which remain uncured for ten (10) days after receiving written notice, (iii) commits an act of fraud, misappropriation, embezzlement, or materially misuses funds or property belonging to the Company, (iv) commits a willful violation of the Company’s written policies, or other willful misconduct that results in material injury to the Company, which remains uncured for ten (10) days after receiving written notice, (v) materially breaches his employment arrangements resulting in material injury to the Company, which remains uncured for ten (10) days after receiving written notice, or (vi) violates the terms of his confidentiality, non-disparagement, non-competition and non-solicitation provisions.

2023 PROXY STATEMENT	47

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

For Mr. Smail, a termination for “Cause” shall mean his (i) substantial failure or refusal to perform duties and responsibilities of his job as required by the Company, (ii) material violation of any fiduciary duty owed to the Company, (iii) conviction of, or entry of a plea of nolo contendere with respect to, a felony, (iv) conviction of, or entry of a plea of nolo contendere with respect to, a misdemeanor which involves dishonesty, fraud or morally repugnant behavior, (v) dishonesty, (vi) theft, (vii) violation of Company rules or policy, or (viii) other egregious or morally repugnant conduct that has, or could have, a serious and detrimental impact on the Company and its employees. The Company, in its sole and absolute discretion, shall determine Cause.

For Messrs. Holmes, had he remained with the Company, and Porpora, a termination for “Cause” shall mean his (i) substantial failure or refusal to perform duties and responsibilities of his job as required by the Company, (ii) material violation of any fiduciary duty owed to the Company, (iii) conviction of, or entry of a plea of nolo contendere with respect to, a felony, (iv) conviction of, or entry of a plea of nolo contendere with respect to, a misdemeanor which involves dishonesty, fraud or morally repugnant behavior, (v) dishonesty, (vi) theft, (vii) violation of Company rules or policy, or (viii) other egregious or morally repugnant conduct that has, or could have, a serious and detrimental impact on the Company and its employees. The Company, in its sole and absolute discretion, shall determine Cause.

Messrs. DeVries, Likosar, Bresingham or Young may terminate their employment for “Good Reason” if any of the following events occur without such NEO’s prior express written consent: (i) the executive’s annual base salary or target bonus is decreased, (ii) the Company fails to pay any material compensation due and payable to the executive in connection with his employment or employment agreement, (iii) the executive’s duties, responsibilities, authority, positions, or titles are materially diminished, (iv) the Company requires the executive to be relocated more than thirty (30) miles from a specified location (the Longwood, Florida area for Mr. Young, and the Boca Raton, Florida area for Messrs. DeVries and Likosar), or (v) the Company breaches its obligations under such NEO’s employment agreement.

Mr. Smail may terminate his employment for “Good Reason” in the event that any of the following actions are taken by the Company or any of its subsidiaries without his consent: (i) a decrease in his annual base salary; (ii) a decrease in his target bonus; (iii) any failure by the Company to pay any material compensation due and payable to him in connection with his employment; (iv) any material diminution of his duties, responsibilities, authority, positions, or titles; (v) the Company’s requiring him to be based at any location more than thirty (30) miles from the Boca Raton, Florida area; or (vi) any material breach by the Company of any term or provision of his employment.

Such NEO must provide written notice to the Company describing the events that constitute Good Reason within forty-five (45) days following the first occurrence of such events and the Company has a thirty (30)-day cure period following receipt of such notice before such NEO may terminate his employment for Good Reason.

For Messrs. Holmes, had he remained with the Company, and Porpora, a “Good Reason Resignation” under the CIC Severance Plan means any retirement or termination of employment by him that is not initiated by the Company and that is caused by any one or more of the following events which occurs during the period beginning sixty (60) days prior to the date of a change in control and ending twenty-four (24) months after the date of such change in control: (i) without his written consent, assignment to him of any duties inconsistent in any material respect with his authority, duties or responsibilities as in effect immediately prior to the change in control which represent a diminution of such duties, or any other action by the Company which results in a material diminution in such authority, duties or responsibilities; (ii) without his written consent, a material change in the geographic location at which he must perform services to a location which is more than fifty (50) miles from his principal place of business immediately preceding the change in control; provided, that such change in location extends the commute of such NEO; (iii) without his written consent, a material reduction to his base compensation and benefits, taken as a whole, as in effect immediately prior to the change in control; or (iv) the Company’s failure to obtain a satisfactory agreement from any successor to assume and agree to perform the Company’s obligations to such NEO under the CIC Severance Plan. Notwithstanding the foregoing, such NEO will be considered to have a Good Reason Resignation only if he provides written notice to the Company specifying in reasonable detail the events or conditions upon which he is basing such Good Reason Resignation and he provides such notice within ninety (90) days after the event that gives rise to the Good Reason Resignation. Within thirty (30) days after notice has been received, the Company will have the opportunity, but will have no obligation, to cure such events or conditions that give rise to the Good Reason Resignation. If the Company does not

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EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

cure such events or conditions within the thirty (30) day period, such NEO may terminate employment with the Company based on Good Reason Resignation within thirty (30) days after the expiration of the cure period.

Equity Awards—Treatment upon Termination (Not in Connection with a Change in Control)

Distributed Shares/Top-Up Options. If a NEO who holds Distributed Shares or Top-Up Options experiences a qualifying termination and during the one (1)-year period following the Qualifying Termination Date all or any portion of the performance-based vesting tranche would have vested had such NEO’s employment not been terminated, then such NEO will also be deemed vested in a percentage of the Distributed Shares and Top-Up Options in respect of the performance-based vesting tranche equal to the product of (i) the percentage of the performance-based vesting tranche (e.g., 50% or 100%) that would have vested had such NEO’s employment not been terminated multiplied by (ii) 100%. In the event such NEO’s employment is terminated for “Cause” all unvested Distributed Shares and Top-Up Options then held by such NEO are immediately forfeited and, effective March 2023, any such vested equity would continue to be held.

RSUs and Options. Under the terms of the award agreements, if a NEO’s employment is terminated without cause, then such NEO’s unvested equity awards made prior to 2022 (other than the Distributed Shares and Top-Up Options, as applicable) will vest on a prorated basis as of the date of termination, with respect to a number of shares underlying the award based on the number of full months of service completed commencing with the date of grant and ending on the date of such termination, divided by the number of full months required to achieve complete vesting. For NEO equity awards made in 2022, the unvested award then held by such NEO is immediately forfeited on termination.

Under the terms of the 2020 Special Equity award agreements for Messrs. DeVries, Porpora, Likosar, Bresingham, Smail and Young, if their employment is terminated due to such NEO’s “retirement,” then such NEO’s equity awards will vest on a prorated basis as of the date of termination, with respect to a number of shares underlying the award based on the number of full months of service completed commencing with the date of grant and ending on the date of such termination, divided by the number of full months required to achieve complete vesting; provided, that such retirement occurs at least one year after the date of grant. Under the terms of the 2020, 2021 and 2022 LTIP award agreements for Messrs. DeVries, Porpora, Likosar, Bresingham, Smail and Young, if their employment is terminated due to “retirement,” then their equity awards will continue to vest in accordance with their terms; provided, that such retirement occurs at least one year after the date of grant. As of December 31, 2022, Messrs. DeVries, Smail and Young were retirement eligible under the terms of the equity awards.

If a NEO’s employment is terminated due to death or disability, then the unvested portion of the award will fully vest as of the date of such termination. If such NEO’s employment is terminated for “Cause” then the award (whether vested or unvested) then held by such NEO is immediately forfeited. In addition, pursuant to the terms of his respective option and RSU award agreements, each NEO has agreed to be subject to post-termination non-compete and non-solicitation restrictions for the 12-month period following his termination of employment. Such restrictive covenants are in addition to (but run concurrent with) the post-termination restrictive covenants included in each such NEO’s respective employment arrangement.

For purposes of the RSU and option awards granted pursuant to the 2018 through 2022 long-term incentive plans, “retirement” includes a termination of such NEO’s employment with the Company or as a result of such NEO’s voluntary resignation on or after age 55 if the sum of such NEO’s age and full years of service with the Company is at least 60.

Equity Awards—Treatment upon a Change in Control or a Termination in Connection with a Change in Control

RSUs and Options. Under the terms of the award agreements, if a NEO experiences a termination without Cause or a resignation for Good Reason during the 24-month period following a change in control, then all unvested awards (other than the Distributed Shares and Top-Up Options, as applicable) will become fully vested as of the date of such termination.

For purposes of all equity awards (other than the Distributed Shares and Top-Up Options for which a change in control is irrelevant), a “change in control” has the meaning contained in the Omnibus Incentive Plan, which generally means: any person or entity acquires beneficial ownership of 50% or more of our outstanding Common Stock or combined voting power over our outstanding voting securities; the incumbent directors cease to constitute a majority of the Board of Directors over a 12-month period; the complete liquidation or dissolution of the Company; or the completion of certain corporate

2023 PROXY STATEMENT	49

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

transactions including a reorganization or merger or the sale or disposition of all or substantially all of the assets of the Company, in each case subject to certain exceptions.

The following table summarizes the severance benefits that would have been payable to each of the NEOs upon termination of employment or upon a qualifying termination (e.g., termination by the Company without cause or a resignation by the NEO for good reason, as applicable) in connection with a change in control, assuming that the triggering event or events occurred on December 30, 2022, which was the last business day of 2022. See “—Non-Qualified Deferred Compensation For Fiscal 2022” on pages 45-46 of this Proxy Statement for details regarding payment of account balances under our SSRP for the NEOs in connection with certain triggering events.

	Change in Control		Termination of Employment
Name/Form of Compensation	Without Qualified Termination ($)(1)	With Qualified Termination ($)(1)	With Cause ($)	With Qualified Termination ($)	Retirement ($)	Death or Disability ($)

James D. DeVries
Cash Severance	—	2,173,500	—	2,173,500	—	—

Prorated Bonus	—	1,733,366	—	1,733,366	—	—

Benefit Continuation(2)	—	24,587	—	24,587	—	—

Accelerated Vesting of Stock Options(3)	—	1,523,116	—	1,142,337	1,142,337	1,523,116

Accelerated Vesting of RSUs(4)	—	15,069,587	—	6,395,420	8,168,868	15,069,587

Total	—	20,524,156	—	11,469,210	9,311,205	16,592,703

Kenneth J. Porpora
Cash Severance	—	2,400,000	—	1,200,000	—	—

Prorated Bonus	—	965,600	—	965,600	—	—

Benefit Continuation(2)	—	17,746	—	8,873	—	—

Outplacement Services	—	25,000	—	25,000	—	—

Accelerated Vesting of Stock Options(3)	—	220,506	—	202,130	—	220,506

Accelerated Vesting of RSUs(4)	—	2,116,285	—	935,997	—	2,116,285

Total	—	5,745,137	—	3,337,600	—	2,336,791

Jeffrey A. Likosar
Cash Severance	—	1,413,616	—	1,413,616	—	—

Prorated Bonus	—	901,887	—	901,887	—	—

Benefit Continuation(2)	—	25,870	—	25,870	—	—

Accelerated Vesting of Stock Options(3)	—	1,560,234	—	1,170,176	—	1,560,234

Accelerated Vesting of RSUs(4)	—	4,693,870	—	2,803,582	—	4,693,870

Total	—	8,595,477	—	6,315,131	—	6,254,104

Daniel M. Bresingham
Cash Severance	—	1,130,892	—	1,130,892	—	—

Prorated Bonus	—	871,510	—	871,510	—	—

Benefit Continuation(2)	—	25,870	—	25,870	—	—

Accelerated Vesting of Stock Options(3)	—	1,597,357	—	1,198,015	—	1,597,357

Accelerated Vesting of RSUs(4)	—	3,709,485	—	2,436,665	—	3,709,485

Total	—	7,335,114	—	5,662,952	—	5,306,842

David W. Smail
Cash Severance	—	1,103,310	—	1,103,310	—	—

Prorated Bonus	—	542,738	—	542,738	—	—

Benefit Continuation(2)	—	24,587	—	24,587	—	—

Accelerated Vesting of Stock Options(3)	—	165,380	—	124,032	124,032	165,380

Accelerated Vesting of RSUs(4)	—	1,926,931	—	802,659	1,034,098	1,926,931

Total	—	3,762,946	—	2,597,326	1,158,130	2,092,311

Donald M. Young
Cash Severance	—	1,130,892	—	1,130,892	—	—

Prorated Bonus	—	721,510	—	721,510	—	—

Benefit Continuation(2)	—	17,746	—	17,746	—	—

Accelerated Vesting of Stock Options(3)	—	1,597,357	—	1,198,015	1,198,015	1,597,357

Accelerated Vesting of RSUs(4)	—	3,709,485	—	2,436,665	2,668,104	3,709,485

Total	—	7,176,990	—	5,504,828	3,866,119	5,306,842

Keith F. Holmes(5)
Cash Severance	—	—	—	1,235,441	—	—

Prorated Bonus	—	—	—	788,211	—	—

Benefit Continuation(2)	—	—	—	8,873	—	—

Outplacement Services	—	—	—	25,000	—	—

Accelerated Vesting of RSUs(4)	—	—	—	943,202	—	—
Total	—	—	—	3,000,727	—	—

50	2023 PROXY STATEMENT

EXECUTIVE COMPENSATION — COMPENSATION DISCUSSION AND ANALYSIS

(1)

In accordance with the terms of the award agreements for the Distributed Shares and the Top-Up Options, assuming that a change in control was also a measurement date, the hypothetical return to our Sponsor would not have been sufficient to trigger full or partial vesting of the Performance Tranche of the Distributed Shares or the Tranche B Option of the Top-Up Options.

(2)	Represents the amount of the benefits continuation cost for each of our NEOs.

(3)

The amounts represent accelerated vesting of unvested stock options granted as part of the 2020 Special Equity Awards made to Messrs. DeVries, Porpora, Likosar, Bresingham, Smail and Young upon a change in control with a qualified termination, and partial vesting upon a qualified termination absent a change in control or retirement.

(4)	Represents accelerated vesting of unvested RSUs including outstanding dividend equivalent units associated with the underlying RSUs.

(5)

As a result of the adoption of the new severance plans for all covered employees, effective January 1, 2022, Mr. Holmes’ severance payout is based on a (12)-month period. Mr. Holmes separated with the Company effective December 16, 2022 and in connection therewith, entered into a Separation of Employment Agreement and General Release (the “Holmes Separation Agreement”). Under the terms of the Holmes Separation Agreement, Mr. Holmes received the following severance benefits: (i) salary continuation payments equal to twelve (12) months of base salary and target annual bonus, (ii) accelerated vesting of a portion of that certain equity award, having a grant date of July 1, 2021, such that 58,920 shares underlying such award, together with an additional 3,049 dividend equivalent units, vested upon his separation from the Company, and (iii) eligibility of a cash bonus payout for 2022 at no less than Mr. Holmes’ target amount for 2022. Mr. Holmes also agreed to extend his post-employment non-competition period to 18 months.

2023 PROXY STATEMENT	51

PAY RATIO DISCLOSURE

PAY RATIO DISCLOSURE
The
following information relates to the relationship of the annual total compensation of the individual identified as our median compensated employee and the annual total compensation of Mr. DeVries, our President and CEO. The measurement date used for the CEO Pay Ratio was December 31, 2022, and as of such date our employee population consisted of 24,676 individuals with all of these individuals located in the United States. This population consisted of our full-time, part-time, and temporary employees. To identify the “median employee” from our employee population, we used a “
consistently
applied compensation measure” that included base salary, bonus, overtime, and commissions, and such compensation was annualized for any individual who was employed less than the full year. The annual total compensation for the median employee was based on the same methodology used for calculating the total compensation of the CEO as set forth in the Summary Compensation Table. For the fiscal year ending December 31, 2022, our last completed fiscal year:

•	The annual total compensation of the individual identified as the median compensated employee of the Company (other than our CEO) was $62,249; and

•	The annual total compensation of our CEO, as reported in the Summary Compensation Table of this proxy statement, was $8,826,244.
As a result, for fiscal year 2022, the ratio of the annual total compensation of Mr. DeVries, our President and CEO, to the annual total compensation of the median compensated employee was 142 to 1.
PAY VERSUS PERFORMANCE
The Company’s executive compensation philosophy is to pay for performance by providing compensation opportunities designed to align executives’ pay with the Company’s performance, measure the impact of performance against individual objectives and focus on producing sustainable long-term growth. A key component of our pay for performance strategy is to align management’s interests with interests of our stockholders through equity award grants which make up a substantial component of our executive compensation program. For further information concerning executive compensation for our named executive officers (NEOs), see “Executive Compensation—Compensation Discussion and Analysis” on page 22 of this Proxy Statement and the “Elements of Executive Compensation” on page 28 of this Proxy Statement.
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive compensation disclosed in the Summary Compensation Table and executive compensation “actually paid” (as defined in Item 402(v) of Regulation
S-K)
and certain measures of our financial performance.
Pay versus Performance Disclosure
Table
The following table discloses, for fiscal
years
2020, 2021 and 2022, information on compensation “actually paid” to our principal executive officer, who is our CEO, and average compensation “actually paid” to our other non-CEO
NEOs, alongside total shareholder return (TSR) and net income metrics, as well as the Company selected most important performance measure of Adjusted EBITDA. We believe Adjusted EBITDA is the most important performance measure in linking compensation actually paid to our NEOs because we use it for evaluating performance of our CEO and other NEOs, it is a predominant metric used in our annual incentive compensation plan and we use it for evaluation of our business performance, making budgeting decisions, and comparing our performance against that of our peer companies which in turn provides useful information to investors about our operating profitability (adjusted for certain items as described in the definition of Adjusted EBITDA on page 31). The amounts set forth below under the headings “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid to
Non-CEO
NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation
S-K.
“Compensation actually paid” includes, among other things, year-over-year changes in the value of

52	2023 PROXY STATEMENT

PAY VERSUS PERFORMANCE

unvested equity-based awards. As a result of the calculation methodology required by the SEC, compensation “actually paid” amounts below differ from compensation actually received by the individuals and the compensation decisions described in the “Executive Compensation—Compensation Discussion and Analysis” section above.

Year	Summary Compensation Table Total for CEO ($) (1) (2)	Compensation “Actually Paid” to CEO ($) (5)	Average Summary Compensation Table Total for Non-CEO NEOs ($) (3)(4)	Average Compensation “Actually Paid” to Non-CEO NEOs ($) (5)	Value of Initial Fixed $100 Investment Based On:		Net Income ($) (7)	Adjusted EBITDA (8)
					Company Total Shareholder Return ($) (6)	Peer Group Total Shareholder Return ($) (6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	($000) (h)	($000) (i)

2022	8,826,244	10,598,832	2,465,935	3,690,396	120.70	101.10	172,618	2,446,728

2021	7,479,792	9,809,680	2,854,449	3,830,424	110.00	122.40	(340,820)	2,212,579

2020	14,142,293	18,007,358	7,718,158	10,162,481	101.00	107.00	(632,193)	2,199,237

(1)	The CEO for each year reported was James D. DeVries.

(2)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. DeVries in the “Total” column of the Summary Compensation Table for each applicable year.

(3)	Non-CEO NEOs for each year reported were as follows:

•	2022: Kenneth Porpora; Jeffrey A. Likosar; Daniel M. Bresingham; David W. Smail; Donald M. Young and Keith F. Holmes (our former Executive Vice President and Chief Revenue Officer).

•	2021: Jeffrey A. Likosar; Daniel M. Bresingham; Donald M. Young; Keith F. Holmes and James P. Boyce.

•	2020: Jeffrey A. Likosar; Daniel M. Bresingham; Donald M. Young; Jamie E. Haenggi and James P. Boyce.

(4)	The dollar amounts reported in column (d) represent the average of the amounts reported for our Non-CEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year.

(5)
The dollar amounts reported in columns (c) and (e) represent the amount of compensation “actually paid” to the CEO and the average amount of compensation “actually paid” to the
Non-CEO
NEOs as a group, as computed in accordance with Item 402(v) of Regulation
S-K.
The following table details the applicable adjustments that were made to the CEO’s and the
Non-CEO
NEOs’ total compensation for each year to determine the compensation “actually paid” (all amounts are averages for the
Non-CEO
NEOs other than the CEO). For purposes of determining the compensation “actually paid”, no value was included for the pension benefit adjustments, because the Company does not provide such benefits to the NEOs (including the CEO). For purposes of the following equity award adjustments, (a) no equity awards were cancelled due to a failure to meet vesting conditions and (b) no dividends were paid on the equity awards that were not otherwise reflected in fair value or total compensation:

Year			Equity Award Adjustments
	Executives	Reported Summary Compensation Table Total ($)	Deduct Reported Value of Equity Awards ($)(a)	Add Year-End Value Of Unvested Equity Awards Granted In Year ($)(b)	Change In Value Of Unvested Equity Awards Granted In Prior Years ($)(b)	Change In Value Of Equity Awards Granted In Prior Years Which Vested In Year ($)(b)	Deduct Value Of Equity Awards Granted In Prior Year And Fail To Vest ($)(b)	Total Compensation “Actually Paid” ($)
				(i)	(ii)	(iii)	(iv)

2022	CEO	8,826,244	(5,775,000)	6,742,711	787,568	(1,211,485)	1,228,794	10,598,832

	Non-CEO NEOs	2,465,935	(816,662)	953,511	262,083	(169,609)	995,139	3,690,396

2021	CEO	7,479,792	(4,612,498)	5,069,868	923,732	230,284	718,502	9,809,680

	Non-CEO NEOs	2,854,449	(1,099,997)	995,458	302,477	13,503	764,534	3,830,424

2020	CEO	14,142,293	(10,931,453)	16,069,483	(191,311)	(1,022,317)	(59,337)	18,007,358

	Non-CEO NEOs	7,718,158	(5,959,248)	8,599,832	(13,709)	(127,164)	(55,388)	10,162,481

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the Summary Compensation Table for the applicable year. The amount reported in this column is subtracted from the Summary Compensation Table Total for the applicable year in connection with computing the amounts “actually paid”.

2023 PROXY STATEMENT	53

PAY VERSUS PERFORMANCE

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (iv) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. For purposes of the above equity award adjustments, no equity awards were cancelled due to a failure to meet vesting conditions and as such no deduction was included. Fair value or change in fair value, as applicable, was determined by reference to (a) for stock options (excluding the top-up
stock option awards), calculated using the Lattice model (i.e, the Company’s closing stock price and volatility and other market data such as the risk-free rate as of the valuation date), (b) for top-up
option awards, distributed shares and RSUs, the same valuation assumptions were used as at the time of grant (i.e., the Company’s closing stock price as of each valuation and measurement date).

(6)
The Company’s TSR and the Company’s Peer Group TSR reflected in these columns for each applicable fiscal year is determined based on the value of an initial fixed investment of $100 on December 31, 2019. The peer group TSR represents TSR of the S&P North America Consumer Services Index, which is the industry peer group used for purposes of Item 201(e) of Regulation
S-K.

(7)	Represents, in thousands, the amount of net income (loss), reflected in the Company’s audited financial statements for the year indicated.

(8)	Represents Adjusted EBITDA as defined above in the “Annual Incentive Compensation” section on page 3 1 .
Tabular List of Most Important Financial Performance Measures
As discussed in the “Executive Compensation—Compensation Discussion and Analysis” section, our executive compensation program is designed to align our executives’ long-term performance with our shareholder interests. The performance metrics used in our incentive compensation plans are carefully selected to support these objectives. The most important financial performance measures used by the Company to link executive compensation “actually paid” to the Company’s NEOs (including the CEO), for the applicable fiscal year, to the Company’s performance are listed below. The performance measures included in the table are not necessarily ranked by relative importance. We do not currently use any other metrics, performance or otherwise, in our incentive compensation plans but may incorporate other metrics in the future.

•	Adjusted EBITDA

•	Gross RMR Additions
The two financial performance metrics listed above are the main metrics used for our short-term and long-term performance-based awards and are selected to incentivize achievement of performance objectives that create value for our enterprise and our shareholders.
For definitions of the financial measures used above, see sections titled “Annual Incentive Compensation” and “Non-GAAP Measures – Adjusted EBITDA and Adjusted Free Cash Flow”, which are located on pages 30 and 31, respectively, of this Proxy Statement.

54	2023 PROXY STATEMENT

PAY VERSUS PERFORMANCE

Analysis of the Information presented in the Pay vs. Performance Table
Relationship Between Compensation “Actually Paid” and TSR (including comparison of Company TSR to Peer TSR)

Relationship Between Compensation “Actually Paid” and Net Income

2023 PROXY STATEMENT	55

PAY VERSUS PERFORMANCE

Relationship Between Compensation “Actually Paid” and Adjusted EBITDA

COMPENSATION OF
NON-EMPLOYEE
DIRECTORS

Compensation for our
non-employee
directors (other than directors who are affiliated with our Sponsor) consists of an annual cash retainer in the amount of $100,000 per year, paid on a quarterly basis in arrears, and an annual equity award of RSUs with a grant date fair value of approximately $100,000 and a one-year
vesting term. In addition,
non-employee
directors who are chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees will receive an additional annual cash retainer in the amount of $25,000, $20,000, and $15,000 per year, respectively, each of which will be paid in substantially equal quarterly installments in arrears. New directors who join our Board of Directors between annual meetings of our stockholders will receive a pro rata portion of cash and equity compensation based on the period of time from the date of their appointment to the Board of Directors to the date of the next annual meeting of stockholders. Our directors are also eligible to participate in our employee discount program with respect to certain services we provide to our customers.
The following table sets forth information concerning the fiscal year 2022 compensation paid to our eligible
non-employee
directors
.
Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)

Andrew D. Africk (2)	65,110	—	65,110

Tracey R. Griffin	100,000	100,000	200,000

Matthew E. Winter (3)	125,000	100,000	225,000

Sigal Zarmi	100,000	100,000	200,000

56	2023 PROXY STATEMENT

(1)
This column reflects the fair value of the awards granted to our independent non-employee
directors on May 25, 2022, calculated in accordance with FASB ASC Topic 718, excluding estimated forfeitures. The fair value of RSUs is computed by multiplying the total number of shares subject to the award by the closing price of the Company’s Common Stock per share on the NYSE on the date of grant. RSUs granted to independent non-employee
directors generally vest and the underlying units are converted to shares and delivered to independent non-employee
directors on the first anniversary of the date of grant. The value of dividend equivalent units granted in connection with dividends paid on the Company’s Common Stock during fiscal year 2022 are excluded from the “Stock Awards” column. As of December 31, 2022, the total number of RSUs (inclusive of dividend equivalent units) outstanding for each of Mr. Winter, Ms. Griffin and Ms. Zarmi was 14,044, 14,044 and 14,044 respectively.

(2)	Mr. Africk retired from the Board of Directors on May 25, 2022.

(3)	For 2022, Mr. Winter served as our Audit Committee chair.

2023 PROXY STATEMENT	57

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

We have a written Related Person Transaction Policy (the “Policy”), which sets forth our policy with respect to the review, approval, ratification and disclosure of all related person transactions by our Audit Committee. In accordance with the Policy, our Audit Committee has overall responsibility for implementation of and compliance with the Policy.

For purposes of the Policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any related person (as defined in the Policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship that has been reviewed and approved by our Board of Directors or Compensation Committee.

The Policy requires that notice of a proposed related person transaction be provided to our head of Risk, Governance and Internal Audit prior to entry into such transaction. If it is determined that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration. Under the Policy, our Audit Committee may approve only those related person transactions that are in, or not inconsistent with, the best interests of the Company. In the event that we become aware of a related person transaction that has not been previously reviewed or approved under the Policy and that is ongoing or is completed, the transaction will be submitted to the Audit Committee so that it has notice of and an opportunity to rescind or terminate the related person transaction.

The Policy also provides that the Audit Committee review certain previously approved related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and in the best interests of our stockholders. Additionally, we make periodic inquiries of directors and executive officers with respect to any potential related person transaction to which they may be a party or of which they may be aware.

Limited Partnership Agreement of Prime TopCo LP

On November 7, 2016, Prime Security Services TopCo Parent GP, LLC (“Parent GP”), as the general partner of Prime TopCo LP, certain members of management (the “Management Partners”) and Koch Industries, Inc. (the “Koch Investor”), as warrant holders, entered into the LP Agreement.

Pursuant to the LP Agreement, in exchange for contributing capital to Prime TopCo LP, our Sponsor was issued Class A-1 Units in Prime TopCo LP, the Management Partners were issued Class A-2 Units in Prime TopCo LP and the Koch Investor was issued warrants. Certain of our current executive officers are party to the LP Agreement and are listed in the table below titled “Units of Prime TopCo LP.”

Additionally, the Management Partners and certain other members of management received awards from an incentive pool in the form of options in the Company and profit interests in Prime TopCo LP.

The LP Agreement provides for customary drag-along rights for our Sponsor, customary tag-along rights for Class A-2 limited partners and holders of profit interests, and customary preemptive rights for Class A-1 and Class A-2 limited partners. Our Sponsor, the Management Partners and the members of management of the Company holding profit interests will receive distributions from the Prime TopCo LP on the Class A-1 Units and Class A-2 Units, as applicable, in accordance with the waterfall provisions in the LP Agreement, which provide for distributions in respect of the Class A-1 Units until contributed capital is returned and, thereafter, distributions to be ratably shared between the Class A-1 Units and one or more tranches of Class A-2 Units, subject to certain return hurdles being achieved by the business.

58	2023 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

As of the date of this report, the business and affairs of Prime TopCo LP are managed by Parent GP which is in turn managed by a board of managers that is controlled by affiliates of our Sponsor.

Apollo

In September 2022, we entered into a debt commitment letter with various banks to provide up to an aggregate principal amount of $600 million of term loans under a senior secured term loan A facility (the “Term Loan A Facility”) on or before March 15, 2023 (the “Commitment Termination Date”) under a term loan credit agreement.

Upon initial funding of the Term Loan A Facility on March 14, 2023, the Company owed fees to Apollo of approximately $1 million related to Apollo’s performance of placement agent services related to such debt.

State Farm

On September 5, 2022, the Company entered into a securities purchase agreement with State Farm pursuant to which the Company agreed to issue and sell in a private placement to State Farm 133,333,333 shares of Common Stock (the “State Farm Shares”) at a per share price of $9.00 for an aggregate purchase price of $1.2 billion (the “State Farm Strategic Investment”).

On September 12, 2022, and in connection with the State Farm Strategic Investment, the Company commenced a tender offer to purchase up to 133,333,333 shares of Common Stock (including shares issued upon conversion of shares of our Class B Common Stock) at a price of $9.00 per share (the “Tender Offer”) using proceeds from the State Farm Strategic Investment.

The State Farm Strategic Investment closed on October 13, 2022 (the “Closing”), and the Company issued and sold the State Farm Shares at a price of $9.00 per share. After giving effect to the State Farm Strategic Investment and the Tender Offer, State Farm owned approximately 15% of the Company’s issued and outstanding Common Stock (assuming conversion of Class B Common Stock), and as a result, became a related party at the Closing.

At the Closing, the Company and State Farm entered into an Investor Rights Agreement (the “State Farm Investor Rights Agreement”), pursuant to which the Board increased its size by one director and appointed a designee of State Farm as a member of the Board.

Pursuant to the terms of the State Farm Investor Rights Agreement, State Farm will also be bound by customary transfer and standstill restrictions and drag-along rights, and be afforded customary registration rights with respect to the State Farm Shares. In particular, State Farm (a) will be prohibited, subject to certain customary exceptions, from transferring any of the State Farm Shares until the earlier of (i) the three-year anniversary of the Closing and (ii) the date on which the State Farm Development Agreement (as defined below) has been validly terminated, other than in the event of termination by the Company for a material breach thereof by State Farm, and (b) will be subject to certain standstill restrictions, including that State Farm will be restricted from acquiring additional equity securities of the Company if such acquisition would result in State Farm (and its affiliates) acquiring beneficial ownership in excess of 18% of the issued and outstanding Common Stock, taking into account on an as-converted basis the issued and outstanding Class B Common Stock, until five (5) days after the date that no designee of State Farm serves on the Board and State Farm has no rights (or has irrevocably waived its right) to nominate a designee to the Board. Notwithstanding the standstill restrictions described above, State Farm will not be restricted from acquiring shares of Common Stock or other equity securities of the Company from Prime Security Services TopCo Parent, L.P. and its affiliates so long as State Farm and its affiliates would not, subject to certain exceptions, beneficially own in excess of 25% of the issued and outstanding Common Stock, taking into account on an as-converted basis the issued and outstanding Class B Common Stock, as a result of such acquisition.

In addition, under the terms of the State Farm Investor Rights Agreement, in the event that the Company proposes to issue and sell shares of Common Stock, Class B Common Stock, or other equity securities of the Company to certain homeowners’ insurance and reinsurance companies, State Farm will have a right of first refusal with respect to such proposed issuance and

2023 PROXY STATEMENT	59

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

sale on the same terms and conditions (the “ROFR”). The ROFR will terminate upon the earliest to occur of (a) State Farm and its permitted transferees no longer collectively owning shares of Common Stock equal to at least 50% of the State Farm Shares, (b) the termination of the State Farm Development Agreement by the Company for a material breach by State Farm and (c) to the extent that the State Farm Development Agreement does not remain in effect on such date, the five (5) year anniversary of the Closing.

At the Closing, the Company, ADT LLC (an indirect wholly owned subsidiary of the Company), and State Farm entered into a Development Agreement (the “State Farm Development Agreement”) pursuant to which State Farm committed up to $300 million to an opportunity fund that will fund certain product and technology innovation, customer growth, and marketing initiatives to be agreed between State Farm and the Company (the “Opportunity Fund”). Additionally at Closing, the Company received $100 million of the Opportunity Fund, which will be restricted until such time as the Company uses the funds in accordance with the State Farm Development Agreement. The Company’s use of the funds is also subject to approval by State Farm.

ADT Solar

On December 8, 2021 the Company completed its acquisition of ADT Solar, previously Sunpro Solar (“ADT Solar”). Upon the closing of the acquisition, Mr. Marc Jones, the founder of ADT Solar, became our Executive Vice President, Solar, and pursuant to the Purchase Agreement executed in connection with the acquisition (the “Purchase Agreement”), we issued 26,232,983 shares of our Common Stock to Orange Solar Holdco, LLC, an entity controlled directly or indirectly by Mr. Jones. Subsequent to closing, 24,312,322 of such shares were transferred to Orange Solar Holdco Subsidiary, LLC (“Orange Holdco”), an affiliate of Mr. Jones. As of December 31, 2022, Mr. Marc Jones was a consultant with the Company.

The approximate value of such shares of Common Stock on the date of issuance was $227 million based on the closing price per share of our Common Stock reported on the NYSE on such date. Also in connection with the closing, we entered into an Investor Rights Agreement with certain affiliates of Mr. Jones and other stockholders which provides for, among other things, Mr. Jones affiliated stockholders to be bound by lock-up restrictions and other transfer restrictions, drag-along rights, and a right of first refusal in favor of the Company, and to be afforded certain registration rights as set forth therein.

Pursuant to certain exceptions to the transfer restrictions set forth in such Investor Rights Agreement, all of the shares held by Orange Holdco that have not been sold upon release of the lock-up restrictions were pledged to UBS AG, Stamford Branch, as collateral agent, in connection with a margin loan agreement entered into by Orange Holdco, as borrower, on December 15, 2021. The foregoing disclosure was provided by Mr. Jones, and the Company has not independently verified such information.

Pursuant to the Purchase Agreement, Mr. Jones is subject to a non-solicitation covenant for a period of two years following the closing and a non-competition covenant for up to the greater of five years following the closing or two years after the termination of his employment with the Company, subject to customary exceptions.

ADT Solar uses Sunlight Financial LLC (“Sunlight”), an entity affiliated with Apollo, to access certain loan products for ADT Solar customers. ADT Solar’s relationship with Sunlight began prior to Sunlight’s acquisition by Apollo and was negotiated on an arm’s length basis with no special terms or conditions. Our relationship with Sunlight began at the time of the Sunpro Solar acquisition. During 2022, total loans funded by Sunlight were approximately $436 million of which the Company may be required to repurchase approximately $56 million of such loans, and we incurred approximately $54 million of related financing fees in the ordinary course of business to Sunlight. We anticipate making payments to Sunlight in the future based on the volume of customer financing provided.

The Company is party to two leases located in Covington, Louisiana and Mandeville, Louisiana (together, the “ADT Solar Leases”), pursuant to which ADT Solar made annual rent payments to the landlord in the amount of approximately $166,000 and $248,000, respectively, for the year ended December 31, 2022. The landlord under the ADT Solar Leases is Orange Solar Properties, LLC, an affiliate of Mr. Jones.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition, Michael Jones is the brother of Mr. Marc Jones who was our Executive Vice President, Solar through December 31, 2022. Michael Jones joined the Company in connection with our acquisition of ADT Solar and is a Business Technology Manager in our Louisiana office in which capacity, as of December 31, 2022, he receives an annual salary of approximately $140,000 and health insurance, retirement, and other benefits customary for our employees in similar positions. He received $20,000 in annual short-term incentives and was also granted 5,710 RSUs on March 2, 2022 valued at $45,000.

Google

In July 2020, we entered into a Master Supply, Distribution, and Marketing Agreement (the “Google Commercial Agreement”) with Google, pursuant to which in September 2020, we issued and sold 54,744,525 shares of our Class B Common Stock for an aggregate purchase price of $450 million in a private placement to Google.

Pursuant to the terms of the Google Commercial Agreement, Google has agreed to supply us with certain Google devices as well as certain Google video and analytics services (“Google Devices and Services”), for sale to our customers. Subject to customary termination rights related to breach and change of control, the Google Commercial Agreement has an initial term of seven years from the date that the Google Devices and Services are successfully integrated into our end-user security and automation platform. Further, subject to certain carve-outs, we have agreed to exclusively sell Google Devices and Services to our customers.

The Google Commercial Agreement also specifies that each party will contribute $150 million toward the joint marketing of devices and services; customer acquisition; training of our employees for the sale, installation, customer service, and maintenance for the product and service offerings; and technology updates for products included in such offerings. Each party is required to contribute such funds in three equal tranches, subject to the attainment of certain milestones.

In June 2022, we executed an amendment to the Google Commercial Agreement to extend the date for the launch of the integrated Google Devices and Services to September 30, 2022. As of September 30, 2022, Google has the contractual right to require us, with certain exceptions, until such integration, to exclusively offer Google Devices and Services without integration for all new professional installations and for existing customers who do not have ADT Pulse or ADT Control interactive services. The Company has already begun providing Google Devices and Services and will continue to do so on a non-integrated basis, and is working closely with Google toward an integrated solution.

In August 2022, we executed an amendment to the Google Commercial Agreement pursuant to which Google has agreed to commit an additional $150 million to fund growth, data and insights, product innovation and technology advancements, customer acquisition, and marketing, as mutually agreed by us and Google. The additional success funds will be funded in three equal tranches, subject to the attainment of certain milestones.

During 2022, we incurred approximately $163 million of fees with Google and had future commitments of $18 million in the ordinary course of business for direct materials, technology, and advertising services. These agreements were negotiated on an arm’s length basis and may pre-date Google’s investment in our Class B Common Stock. We have continued to purchase products and services from Google in 2023.

Rackspace

During October 2020, we entered into a master services agreement with Rackspace US, Inc. (“Rackspace”), an entity affiliated with Apollo, for the provision of cloud storage, equipment, and services to facilitate the implementation of our cloud migration strategy for certain applications.

The master services agreement includes a minimum purchase commitment of $50 million over a seven year term, which can be satisfied through spend with other parties. As of December 31, 2022, total purchases toward the satisfaction of this commitment were approximately $24 million since inception, with approximately $14 million incurred during 2022. Our relationship with Rackspace began during 2017 and our agreement with Rackspace was done on an arm’s length basis with no special terms or conditions. We continue to purchase services through Rackspace in 2023.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Other Transactions

During 2022, we incurred fees of approximately $3.0 million in the ordinary course of business to a digital customer experience partner that is affiliated with our Sponsor. Our relationship with this provider began during 2021 and our agreement with them was done on an arm’s length basis with no special terms or conditions. As of December 31, 2022, this provider is no longer affiliated with Apollo and as such is no longer a related party to the Company.

During 2022, we incurred fees of approximately $2.7 million and had future commitments of $1.7 million in the ordinary course of business to a provider of IT products and services that is affiliated with our Sponsor. Our relationship with this provider began during 2017 and prior to its acquisition by Apollo. Our agreement with them was done on an arm’s length basis with no special terms or conditions.

During 2022, we incurred fees of approximately $2.2 million and had future commitments of $3.1 million in the ordinary course of business for transactions with a provider of technology and communications services that is affiliated with our Sponsor. Our relationship with this provider began during 2012 and our agreement with them was done on an arm’s length basis with no special terms or conditions.

During 2022, we incurred fees of approximately $778,000 and had future commitments of $566,000 in the ordinary course of business to a provider of customer interaction services that is affiliated with our Sponsor. Our relationship with this provider began during 2021 and prior to its acquisition by Apollo. Our agreement with them was done on an arm’s length basis with no special terms or conditions.

During 2022, we incurred approximately $361,000 of fees in the ordinary course of business to a provider of financial technology consulting services that is affiliated with our Sponsor. Our relationship with this provider began during 2022 and our agreement with them was done on an arm’s length basis with no special terms or conditions.

During 2022, we incurred approximately $238,000 of fees in the ordinary course of business to a fleet leasing and management services provider that is affiliated with our Sponsor. Our relationship with this provider began during 2015 and our agreement with them was done on an arm’s length basis with no special terms or conditions.

During 2022, we sold approximately $610,000, $190,000, and $147,000 in equipment and services in the ordinary course of business to three separate companies affiliated with our Sponsor.

We continue to purchase equipment and services from, or sell equipment and services to, each of the companies noted above in 2023, unless otherwise noted.

Stockholders Agreement

We are party to an amended and restated Stockholders Agreement (the “Stockholders Agreement”) with Prime TopCo LP and one of the Co-Investors. The Stockholders Agreement gives our Sponsor the right to nominate a majority of our directors as long as our Sponsor beneficially owns 50% or more of our outstanding common stock and specifies how the Sponsor’s nomination rights decrease as our Sponsor’s beneficial ownership of our Common Stock also decreases. Additionally, the Stockholders Agreement specifies that Prime TopCo LP has the right, but not the obligation, to nominate one additional designee to the Board, which individual will be identified to Prime TopCo LP by the party set forth in the Stockholders Agreement consistent with the requirements of the Stockholders Agreement. The Stockholders Agreement sets forth certain information rights granted to Prime TopCo LP. It also specifies that we will not take certain significant actions specified therein without the prior consent of Prime TopCo LP. Such specified actions include, but are not limited to:

•	Amendments or modifications to our Company’s or our Company’s subsidiaries’ organizational documents in a manner that adversely affects Prime TopCo LP or our Sponsor;

•

Issuances of our Company’s or our Company’s subsidiaries’ equity other than pursuant to an equity compensation plan approved by the stockholders or a majority of Prime TopCo LP’s designees on our Board of Directors, or intra-company issuances among our Company and its wholly owned subsidiaries;

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

•	Making any payment or declaration of any dividend or other distribution on any shares of our common stock;

•

Merging or consolidating with or into any other entity, or transferring all or substantially all of our Company’s or our Company’s subsidiaries’ assets, taken as a whole, to another entity, or undertaking any transaction that would constitute a “Change in Control” as defined in our Company’s or our Company’s subsidiaries’ credit facilities or note indentures;

•

Undertake acquisitions or dispositions, with certain exceptions, in an amount exceeding $25 million in a single transaction or an aggregate amount of $50 million in any series of transactions during a calendar year;

•	Undertake any liquidation, dissolution or winding up of the Company;

•	Incurring, with limited exceptions, financial indebtedness in a single or a series of related transactions aggregating to more than $25 million;

•	Hiring or terminating any Executive Officer of our Company or designating any new Executive Officer of the Company;

•	Effecting any material change in the nature of our business; or

•	Changing the size of the Board of Directors.

Registration Rights Agreement

We are party to a Registration Rights Agreement with Prime TopCo LP (the “Registration Rights Agreement”), pursuant to which each of Prime TopCo LP, Prime TopCo II LP, and their affiliates is entitled to demand the registration of the sale of certain or all of our Common Stock that it beneficially owns. For example, in September 2020, Apollo and certain employees and other stockholders sold shares in a registered offering pursuant to a demand registration request from Apollo. Among other things, under the terms of the Registration Rights Agreement:

•

If we propose to file certain types of registration statements under the Securities Act with respect to an offering of equity securities, we will be required to use our reasonable best efforts to offer the other parties to the Registration Rights Agreement, if any, the opportunity to register the sale of all or part of their shares on the terms and conditions set forth in the Registration Rights Agreement (customarily known as “piggyback rights”); and

•

Prime TopCo LP has the right, subject to certain conditions and exceptions, to request that we file registration statements with the SEC for one or more underwritten offerings of all or part of our Common Stock that it beneficially owns and the Company is required to cause any such registration statements (a) to be filed with the SEC promptly and, in any event, on or before the date that is 90 days, in the case of a registration statement on Form S-1, or 45 days, in the case of a registration statement on Form S-3, after we receive the written request to effectuate such demand registration and (b) to become effective as promptly as reasonably practicable and in any event no later than 90 days after it is initially filed.

All expenses of registration under the Registration Rights Agreement, including the legal fees of one counsel retained by or on behalf of Prime TopCo LP, will be paid by us.

The registration rights granted in the Registration Rights Agreement are subject to customary restrictions such as minimums, blackout periods and, if a registration is underwritten, any limitations on the number of shares to be included in the underwritten offering as reasonably advised by the managing underwriter. The Registration Rights Agreement also contains customary indemnification and contribution provisions. The Registration Rights Agreement is governed by New York law.

Management Investor Rights Agreement

Prior to the consummation of our IPO, we entered into an Amended and Restated Management Investor Rights Agreement among Prime Security Services TopCo Parent, L.P. (“TopCo Parent”), the Company, and certain Holders (as defined therein) (the “MIRA”). Each holder of our shares of Common Stock issued upon exercise of options that had been issued under our 2016 Equity Incentive Plan automatically becomes a party to the MIRA. Additionally, each individual who received Distributed Shares in redemption of his Class B Units in connection with our IPO executed a joinder to the MIRA. The MIRA provides that all shares of our Common Stock governed thereunder are generally subject to transfer restrictions, repurchase rights, and piggyback registration rights in connection with certain offerings of our Common Stock.

2023 PROXY STATEMENT	63

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

MIRA Amendment

On December 9, 2022, after discussions between TopCo Parent and certain officers of the Company, Topco Parent entered into Amendment No. 1 to the Amended and Restated Management Investor Rights Agreement (the “MIRA Amendment”).

The MIRA Amendment, (a) clarifies that the holders of all Subject Shares (as defined in the MIRA Amendment) have Piggy-Back Registration Rights (as defined in the MIRA) without regard to further proceeds received or consideration paid for Common Stock by TopCo Parent, (b) clarifies that only Subject Shares are subject to the MIRA, (c) clarifies that holders of Subject Shares may Dispose (as defined in the MIRA) of vested Subject Shares in proportion to the Apollo Sale Percentage (as defined in the MIRA Amendment), and (d) provides that the MIRA will be terminated upon such time as the Majority Stockholders (as defined in the MIRA Amendment) no longer collectively beneficially own at least 25% of the outstanding shares of Common Stock on an as-converted basis or upon the consummation of a Control Disposition (as defined in the MIRA).

64	2023 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with the Company’s management and with PwC the audited financial statements of the Company for the fiscal year ended December 31, 2022. The Audit Committee has discussed with PwC the matters required to be discussed under the standards of the Public Company Accounting Oversight Board (United States).

The Audit Committee has also received the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board and the Audit Committee has discussed the independence of PwC with that firm.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

The Audit Committee and the Board of Directors have also recommended the appointment of PwC as the Company’s independent auditors for the fiscal year ending December 31, 2023.

Members of the Audit Committee:

Matthew E. Winter, Chair

Tracey R. Griffin

Sigal Zarmi

The Report of the Audit Committee is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act or the Exchange Act.

2023 PROXY STATEMENT	65

AUDIT-RELATED FEES, TAX FEES AND ALL OTHER FEES

AUDIT-RELATED FEES, TAX FEES AND ALL OTHER FEES

Fees paid or accrued for professional services provided by our independent auditors in each of the categories listed are as follows for the periods presented. All such fees are in accordance with our approval policies described below.

	Fiscal Year Ending:
(in thousands)	December 31, 2022	December 31, 2021

Audit Fees	$6,115	$4,909

Audit-Related Fees	1,909	1,366

Tax Fees	235	221

All Other Fees	—	—

Total	$8,259	$6,496

Audit Fees—primarily represent amounts for services related to the audit of our consolidated financial statements, reviews of our interim condensed consolidated financial statements, and the issuance of consents and comfort letters for other periodic reports or documents filed with the SEC.

Audit-Related Fees—represent amounts for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These services include accounting consultations related to the evaluation of new accounting standards, non-routine transactions, and non-audit due diligence procedures in connection with our mergers and acquisitions.

Tax Fees—represent amounts for tax compliance, tax advice, and tax planning services.

All Other Fees—consist of all other fees for services other than those in the above categories.

The Board of Directors adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax, and other permissible non-audit services that may be provided by the independent auditors. The policy identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the auditors’ independence is not impaired. Under the policy, the Audit Committee annually, and from time to time, pre-approves the audit engagement fees and terms of all audit and permitted non-audit services to be provided by the independent auditors.

66	2023 PROXY STATEMENT

PROPOSAL 2 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 2

Advisory Vote to Approve the Compensation of our Named Executive Officers

The Board of Directors recommends that the stockholders vote FOR the approval, on an advisory basis, of the compensation paid by the Company to the NEOs as disclosed in this proxy statement.

In accordance with Section 14A of the Exchange Act and the related rules of the SEC and as a matter of good corporate governance, a proposed resolution will be presented at the Annual Meeting asking our stockholders to approve, on an advisory basis, the compensation of the Company’s NEOs as disclosed in the CD&A, the Summary Compensation Table, and the related compensation tables, notes and narrative in the proxy statement for the Company’s 2023 Annual Meeting.

As set forth in the CD&A beginning on page 22, the Company has designed its compensation programs to: (a) align executives’ pay with the Company’s performance and focus on producing sustainable long-term growth, (b) attract and retain executives with the experience necessary to achieve our business goals, and (c) align executives’ interests with those of the stockholders and to encourage the creation of long-term value. Although the vote to approve executive compensation is purely advisory and non-binding, the Board of Directors values the opinions of our stockholders and will consider the results of the vote in determining the compensation of the NEOs and the Company’s compensation programs generally. The vote is not intended to address any specific item of compensation but rather the overall compensation of our NEOs and the policies and practices described in this proxy statement. If any stockholder wishes to communicate with the Board of Directors regarding executive compensation, the Board of Directors can be contacted using the procedures outlined in the section titled “Communications with the Board of Directors” set forth in this proxy statement.

Accordingly, we are asking for stockholder approval, on an advisory basis, of the following resolution:

“RESOLVED, that the compensation of the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion associated with the compensation tables in the Company’s proxy statement for its 2023 Annual Meeting, is hereby APPROVED.”

The proposal will be approved by the affirmative vote of a majority of the shares of our Common Stock and Class B Common Stock, voting together, present in person or by proxy at the Annual Meeting and entitled to vote. Abstentions will have the effect of voting “against” the proposal. Brokers do not have discretion to vote any uninstructed shares over the advisory vote to approve the compensation of our NEOs.

Because the required vote is advisory, it will not be binding on the Board. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation decisions.

We provide our stockholders with this advisory vote to approve executive compensation on an annual basis. We expect that the next such vote will occur at the 2024 annual meeting of stockholders.

2023 PROXY STATEMENT	67

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 3 Ratification of Appointment of Independent Registered Public Accounting Firm The Board of Directors recommends that the stockholders vote FOR such ratification.

The Audit Committee has appointed PricewaterhouseCoopers LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. PricewaterhouseCoopers LLP has served as the Company’s or its predecessors’ independent registered public accounting firm since fiscal year 2010 and is considered by the Audit Committee and the Board of Directors to be well qualified. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The proposal will be approved by the affirmative vote of a majority of the shares of our Common Stock and Class B Common Stock, voting together, present in person or by proxy at the 2023 Annual Meeting and entitled to vote. Abstentions will have the effect of voting “against” the proposal. Brokers have discretion to vote any uninstructed shares over the ratification of appointment of accountants.

68	2023 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our Common Stock and Class B Common Stock

The following table sets forth the beneficial ownership of our Common Stock and Class B Common Stock as of March 29, 2023 by:

•	Each person, or group of affiliated persons, who we know to beneficially own more than 5% of our Common Stock or of our Class B Common Stock;

•	Each of our NEOs;

•	Each of our directors; and

•	All of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each person or entity named in the table below is 1501 Yamato Road, Boca Raton, FL 33431.

	Vested Options (convertible into Common Stock on a 1:1 basis)	Common Stock Beneficially Owned		Class B Common Stock Beneficially Owned		Total Common Stock and Class B Common Stock Beneficially Owned
		Total	%	Total	%	Total	% (1)

More than 5% Stockholders

Apollo Funds(2)	—	498,300,366	57.5%	—	—	498,300,366	54.1

State Farm Fire & Casualty Company(3)	—	133,333,333	15.4%	—	—	133,333,333	14.5

Google LLC(4)	—	—	—	54,744,525	100%	54,744,525	5.9

NEOs and Directors(5)

James D. DeVries(6)	4,343,585	3,484,019	*	—	—	7,827,604	*

Kenneth J. Porpora	251,559	244,373	*	—	—	495,932	*

Jeffrey A. Likosar(7)	2,397,120	1,809,977	*	—	—	4,206,997	*

Daniel M. Bresingham	1,995,711	1,559,484	*	—	—	3,555,195	*

David W. Smail	489,413	256,219	*	—	—	745,632	*

Donald M. Young(8)	2,195,711	1,718,067	*	—	—	3,913,778	*

Keith F. Holmes	—	125,042	*	—	—	125,042	*

Marc E. Becker	—	—	—	—	—	—	—

Stephanie Drescher	—	—	—	—	—	—	—

Tracey R. Griffin	—	70,514	*	—	—	70,514	*

Benjamin Honig	—	—	—	—	—	—	—

William M. Lewis, Jr.	—	—	—	—	—	—	—

Eric L. Press	—	—	—	—	—	—	—

Reed B. Rayman	—	—	—	—	—	—	—

Paul J. Smith(10)	—	—	—	—	—	—	—

Lee J. Solomon	—	—	—	—	—	—	—

Matthew E. Winter	—	69,743	*	—	—	69,743	*

Sigal Zarmi	—	24,972	*	—	—	24,972	*

All current directors and executive officers as a group (21 persons)	12,722,746	10,502,584	2.7%	—	—	23,225,330	2.5

*	Represents less than one percent of shares outstanding.

2023 PROXY STATEMENT	69

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)

Percentage of shares beneficially owned is based on 921,661,095 shares of Common Stock, which includes 866,916,570 shares of Common Stock and 54,744,525 shares of Class B Common Stock, as converted to Common Stock on a one-to-one basis, outstanding as of March 29, 2023, which assumes no options are exercised by any holder in accordance with Rule 13d-3(d)(1)(i) of the Exchange Act.

(2)

Represents shares of our Common Stock held of record by Prime Security Services TopCo (ML), L.P. (“TopCo ML LP”) and Prime Security Services TopCo (ML II), L.P. (“TopCo ML II LP”). Prime Security Services TopCo (ML), LLC (“Prime TopCo ML”) serves as the general partner of TopCo ML LP, and Prime Security Services TopCo (ML II), LLC (“Prime TopCo ML II”) serves as the general partner of TopCo ML II LP. Prime Security Services TopCo Parent GP, LLC (“TopCo Parent GP”) serves as the sole member of Prime TopCo ML. AP VIII Prime Security Services Holdings, L.P. (“AP VIII Prime Security LP”) serves as the sole member of TopCo Parent GP. Prime Security Services GP, LLC (“Prime GP”) serves as the general partner for AP VIII Prime Security LP and as the sole member for Prime TopCo ML II. AP VIII Prime Security Services Management, LLC (“AP VIII Prime Security Management”) is the investment manager of AP VIII Prime Security LP and Prime GP. Apollo Management, L.P. (“Apollo Management”) is the sole member of AP VIII Prime Security Management, and Apollo Management GP, LLC (“Management GP”) is the general partner of Apollo Management. Apollo Management Holdings, L.P. (“Management Holdings”) is the sole member and manager of Management GP. Apollo Management Holdings GP, LLC (“Management Holdings GP”) is the general partner of Management Holdings. The address of Prime TopCo LP, Prime TopCo II LP, Parent GP, Prime GP and AP VIII Prime Security LP is One Manhattanville Road, Suite 201, Purchase, NY 10577. The address of each of AP VIII Prime Security Management, Apollo Management, Management GP, Management Holdings and Management Holdings GP is 9 West 57th Street, 43rd Floor, New York, NY 10019.

(3)

State Farm and its parent State Farm Mutual Automobile insurance Company share voting and dispositive power over the 133,333,333 shares of Common Stock. The address of the principal business office of State Farm is One State Farm Plaza, Bloomington, IL 61710.

(4)

Google LLC owns 54,744,525 shares of Class B Common Stock, which is all of the outstanding shares of our Class B Common Stock. The amount shown in the total column assumes an as-converted to Common Stock basis. Each of Google LLC, XXVI Holdings Inc. and Alphabet Inc. may be deemed to have sole power to vote or sole power to dispose of the securities owned directly by Google LLC. The address of each of Google LLC, XXVI Holdings Inc. and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, CA 94043.

(5)

Except for shares issuable upon exercise of options listed in the table above under the heading “Vested Options,” none of our NEOs and directors beneficially own shares of Common Stock issuable upon the vesting of RSUs or upon the exercise of options within 60 days, except directors Winter, Griffin and Zarmi who each have 14,098 RSUs vesting on May 25th, 2023.

(6)	1,409,815 shares are held indirectly by Bethel Ventures LLC, of which Mr. DeVries is the manager and a member.

(7)	1,367,322 shares are held indirectly by JSKC LLC, of which Mr. Likosar is a manager and a member.

(8)	1,525,489 shares are held indirectly by Sweet Yourself LLC, of which Mr. Young is the manager and sole member.

As of October 3, 2019, certain investment funds directly or indirectly managed by Apollo (the “Apollo Funds”), the Company’s controlling stockholder, informed the Company that they have pledged all of their shares of the Company’s Common Stock, which as of February 28, 2023 amounted to 498,300,366 shares, pursuant to a margin loan agreement and related documentation, as thereafter amended from time to time, on a non-recourse basis. Apollo has informed the Company that the loan to value ratio of the margin loan on February 17, 2023 was equal to approximately 26.62%. Apollo has also informed the Company that the margin loan agreement contains customary default provisions and that in the event of a default under the margin loan agreement the secured parties may foreclose upon any and all shares of the Company’s Common Stock pledged to them.

Certain members of the Company’s executive team and certain employees of the Company were entitled to receive their share of the margin loan proceeds (based on their share ownership of the Apollo Funds) at such times as Apollo received its proceeds. Such persons had the option to either (a) receive such proceeds as distributed or (b) to defer receipt of such proceeds until their attributable share of the obligations under the margin loan have been satisfied in full. In the case of elections to receive such proceeds as distributed, such proceeds remain subject to recall until such time as all obligations under the margin loan agreement and related documentation are satisfied in full.

The Company has not independently verified the foregoing disclosure. When the margin loan agreement was entered into, and as requested when amended, the Company delivered customary letter agreements to the secured parties in which it has, among other things, agreed, subject to applicable law and stock exchange rules, not to take any actions that are intended to hinder or delay the exercise of any remedies by the secured parties under the margin loan agreement and related documentation, as amended. Except for the foregoing, the Company is not a party to the margin loan agreement and related documentation and does not have, and will not have, any obligations thereunder.

70	2023 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Units of Prime TopCo LP

The equity interests of Prime TopCo LP consist of Class A-1 Units and Class A-2 Units. Certain investment funds directly or indirectly managed by Apollo beneficially own 100% of the 346,416,667 issued and outstanding Class A-1 Units of Prime TopCo LP, and the Koch Investor beneficially owns detachable warrants for the purchase of 7,620,730 Class A-1 Units in Prime TopCo LP. There are 2,351,282 issued and outstanding Class A-2 Units. The following table sets forth the beneficial ownership as of March 29, 2023 of the Class A-2 Units of Prime TopCo LP by:

•	Each of our NEOs;

•	Each of our directors; and

•	All of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to such securities. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the Class A-2 Units beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address of each person or entity named in the table below is 1501 Yamato Road, Boca Raton, FL 33431.

Class A-2 Units Beneficially Owned(1)
	Number	Percent

NEOs and Directors(2)

James D. DeVries	100,904	4.29%

Kenneth J. Porpora	—	—%

Jeffrey A. Likosar(3)	88,795	3.78%

Daniel M. Bresingham	196,613	8.36%

David W. Smail	—	—%

Donald M. Young(4)	436,428	18.56%

Keith F. Holmes	—	—%

Marc E. Becker	—	—%

Stephanie Drescher	—	—%

Tracey R. Griffin	—	—%

Benjamin Honig	—	—%

William M. Lewis, Jr.	—	—%

Eric L. Press	—	—%

Reed B. Rayman	—	—%

Paul J. Smith	—	—%

Lee J. Solomon	—	—%

Matthew E. Winter	—	—%

Sigal Zarmi	—	—%

All current directors and executive officers as a group (21 persons)	840,677	35.75%

(1)	Percentage of shares beneficially owned is calculated using 2,351,282 Class A-2 Units outstanding.

(2)	None of our NEOs and directors beneficially own Class A-2 Units issuable upon the exercise of options.

(3)	All such shares are held indirectly by JSKC LLC, of which Mr. Likosar is a manager and a member.

(4)	All such shares are held indirectly by Sweet Yourself LLC, of which Mr. Young is the manager and sole member.

2023 PROXY STATEMENT	71

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors, and persons who own more than 10% of a registered class of the Company’s equity securities (the “10% Stockholders”) to file reports of ownership and changes of ownership with the SEC. The Company may assist its directors, officers and certain 10% Stockholders in the completion of Section 16 reports and in filing these reports on their behalf. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe the Company’s executive officers, directors and 10% Stockholders timely complied with all such filing requirements applicable to them during the last fiscal year with respect to their beneficial ownership of the Company’s securities.

72	2023 PROXY STATEMENT

STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSALS

To be considered for inclusion in next year’s proxy statement and form of proxy, stockholder proposals for the 2024 Annual Meeting of Stockholders must be received at our principal executive offices no later than the close of business on December 13, 2023, unless the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or after May 24, 2024, in which case the proposal must be received within a reasonable time before we begin to print and mail our proxy materials.

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2024 Annual Meeting of Stockholders, stockholders are advised to review our Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, in accordance with our Bylaws, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any such stockholder proposal or director nomination must be received between January 25, 2024 and February 24, 2024 for the 2024 Annual Meeting of Stockholders. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 24, 2024, notice by the stockholder, to be timely, must be so delivered not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting of Stockholders and no later than the close of business on the 90th day prior to the date of such annual meeting. If the public announcement of the date of the 2024 Annual Meeting of Stockholders is less than 100 days prior to such meeting, then to be timely, the notice by the stockholder must be received by us not later than the close of business on the tenth day following the day on which the first public announcement of the date of the 2024 Annual Meeting of Stockholders is made by the Company. All such proposals should be sent to our Secretary at ADT Inc., 1501 Yamato Road, Boca Raton, FL 33431.

We advise you to review our Bylaws for additional stipulations relating to the process for identifying and nominating directors, including advance notice of director nominations and stockholder proposals. Copies of the pertinent Bylaw provisions are available on request to our Secretary at the address set forth above.

2023 PROXY STATEMENT	73

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

Q:	Who is receiving these proxy materials?

A:

Holders of the Common Stock and holders of Class B Common Stock of the Company are receiving these proxy materials. We refer to the holders of Common Stock as our Common Stockholders. We refer to our holders of Class B Common Stock as our Class B Common Stockholders. We refer to all of our holders of Common Stock and Class B Common Stock together as “stockholders” in the proxy materials.

Q:	Why did I receive these proxy materials?

A:

The Board of Directors of the Company is soliciting proxies for our 2023 Annual Meeting of Stockholders. The Company will conduct its Annual Meeting on Wednesday, May 24, 2023, beginning at 8:30 a.m. EDT, by live audio webcast in lieu of an in-person meeting.

The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid executive officers, and other required information. Our annual report to stockholders for the fiscal year ended December 31, 2022 is available to review with this proxy statement. We are mailing a notice of the Annual Meeting (and, for those who request it, a paper copy of this proxy statement and the enclosed form of proxy) to our stockholders on or about April 11, 2023.

Q:	Who can vote at the Annual Meeting?

A:

All stockholders of record at the close of business on March 29, 2023, the record date for this year’s Annual Meeting, are entitled to attend and to vote on all items properly presented at the Annual Meeting, except that Class B Common Stockholders are not entitled to vote on the election of directors.

Q:	How can I vote my shares in person and participate at the Annual Meeting?

A:

You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting https://www.proxydocs.com/ADT and entering the control number included in our Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. Online voting can be submitted at https://www.proxypush.com/ADT.

Q:	What are my voting rights?

A:

Each share of Common Stock is entitled to one vote on each matter properly presented at the Annual Meeting. Each share of Class B Common Stock is entitled to one vote on each matter properly presented at the Annual Meeting, except for the election of directors. Shares of Class B Common Stock are voted on a one-to-one as-converted to Common Stock basis on the matters upon which the Class B Common Stockholders are entitled to vote at the Annual Meeting. At the close of business on March 29, 2023, the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting, there was an aggregate of 921,661,095 shares of common stock outstanding consisting of 866,916,570 shares of Common Stock and 54,744,525 shares of Class B Common Stock. A list of all stockholders as of the record date will be available during ordinary business hours at the Company’s principal place of business located at 1501 Yamato Road, Boca Raton, FL 33431, from the Secretary of the Company, at least 10 days before the Annual Meeting, and will also be available at the Annual Meeting.

You are not entitled to appraisal or dissenters’ rights for any matter being voted on at the 2023 Annual Meeting.

Q:	Who is asking me for my vote?

A:

The Company is soliciting your proxy on behalf of the Board of Directors. We will pay the entire cost of this proxy solicitation, including the cost of preparing and mailing the Notice of Internet Availability of Proxy Materials and the proxy statement.

74	2023 PROXY STATEMENT

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

Q:	How does the Board of Directors recommend that I vote?

A:	The Board of Directors recommends that you vote:

•	FOR the election of each of the director nominees, if you are a Common Stockholder;

•	FOR the approval of, on an advisory basis, the compensation of the Company’s NEOs;

•	FOR the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•	In your discretion on such other business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) thereof, where no choice is specified.

Q:	What proposals will be voted on at the Annual Meeting?

A:	The three matters scheduled to be voted on at the Annual Meeting are:

1.

The election of Marc E. Becker, Stephanie Drescher, Reed B. Rayman and Sigal Zarmi to the Board of Directors as Class III directors, in each case, for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2026;

2.	An advisory vote to approve the compensation of the Company’s NEOs; and

3.	The ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

In addition, such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof may be voted on. Class B Common Stockholders are not entitled to vote upon the election of directors.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full printed set?

A:

In accordance with the rules of the SEC, the Company is providing access to its proxy materials via the Internet. Accordingly, the Company is mailing a Notice of Internet Availability of Proxy Materials to stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials via the Internet or to request a printed set may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

Q:	Where can I view the proxy materials on the Internet?

A:	The Notice provides you with instructions on how to:

•	View proxy materials for the Annual Meeting via the Internet;

•	Attend the live webcast of the Annual Meeting; and

•	Instruct the Company to send future proxy materials to you by email.

You can view the proxy materials for the Annual Meeting online at https://investor.adt.com by clicking on the dropdown menu entitled “Financials” and selecting “Annual Reports.”

Q:	How do I vote?

A:

If you are a stockholder on the record date, you may vote by following the instructions for voting in the Notice. If you receive paper copies of these proxy materials, you can vote by completing, signing and dating the proxy card you received from us and returning it in the enclosed envelope.

You may also vote via the Internet by following the instructions for voting in the Notice. If you vote online, by phone or by mailing in a proxy card, you or your legally appointed proxy may still attend the Annual Meeting.

2023 PROXY STATEMENT	75

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

Q:	Can I change my vote after I have delivered my proxy?

A:

Yes. You may change your vote at any time before voting concludes at the Annual Meeting by: Providing another proxy, or using any of the available methods for voting, with a later date; notifying the Company’s Secretary in writing before the Annual Meeting that you wish to revoke your proxy; or voting during the live webcast of the meeting by visiting https://www.proxypush.com/ADT and entering the control number included in our Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.

Q:	What is a quorum?

A:

For the purposes of the Annual Meeting, a “quorum” is a majority in voting power of the combined outstanding shares of Common Stock and Class B Common Stock owned by stockholders on the record date entitled to vote at the meeting, represented in person or by proxy. Broker non-votes (as further described below) and abstentions are counted for purposes of determining whether a quorum is present.

Q:	What is broker “discretionary” voting?

A:

Under the rules of the NYSE, brokers who have transmitted proxy materials to customers may vote the shares of customers who fail to provide voting instructions on “routine matters,” but not on “non-routine matters.” When a broker’s customer does not provide the broker with voting instructions on non-routine matters, the broker cannot vote on those matters and instead reports the number of such shares as broker “non-votes.” Broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business, but they are not counted as shares voting. Thus, broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, although a majority of the votes cast, does not constitute a majority of the voting power present.

Non-routine matters include the election of directors (Proposal 1) and the advisory vote to approve the compensation of the Company’s NEOs (Proposal 2) (say on pay). Therefore, if you hold your shares in street name through a broker, you must cast your vote if you want it to count in respect of these non-routine matters. The ratification of the appointment of the Company’s independent registered public accounting firm is a routine matter, so brokers will have discretion to vote any uninstructed shares on that proposal (Proposal 3).

Q:	How are matters presented at the Annual Meeting approved?

A:	Directors are elected by a plurality of the votes cast by our Common Stockholders at the Annual Meeting (Proposal 1). Class B Common Stockholders are not entitled to vote on the election of directors.

The affirmative vote of the holders of a majority in voting power of the shares of Common Stock and Class B Common Stock, voting together as a single class, present in person or represented by proxy and entitled to vote at the Annual Meeting is needed to approve the proposals to: (i) approve, on an advisory basis, the compensation of the Company’s NEOs (Proposal 2) and (ii) ratify the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 3).

With respect to all of the aforementioned proposals, abstentions and broker non-votes will be counted as present for purposes of establishing a quorum.

Abstentions and broker non-votes will have no effect on the election of directors (Proposal 1). However, abstentions and broker non-votes will have the effect of votes “against” (i) the proposal to approve, on an advisory basis, the compensation of the Company’s NEOs (Proposal 2) and (ii) the proposal to ratify the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 3).

Brokers have discretion to vote any uninstructed shares with respect to the proposal to ratify the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 3). Brokers do not have discretion to vote any uninstructed shares on (i) the election of directors (Proposal 1) and (ii) the proposal to approve, on an advisory basis, the compensation of the Company’s NEOs (Proposal 2).

76	2023 PROXY STATEMENT

SOME QUESTIONS YOU MAY HAVE REGARDING THIS PROXY STATEMENT

Q:	May I vote confidentially?

A:	Yes. Our policy is to keep your vote confidential, except as otherwise legally required, to allow for the tabulation and certification of votes and to facilitate proxy solicitation.

Q:	Who will count the votes?

A:	A representative of Mediant will count the votes and act as the inspector of election for the Annual Meeting.

Q:	What if additional matters are presented at the Annual Meeting?

A:

We do not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement. If any other business is presented at the Annual Meeting, your properly executed proxy gives authority to David Smail, our Executive Vice President, Chief Legal Officer and Secretary, and to Kenneth Porpora, our Executive Vice President and Chief Financial Officer, to vote on such matters at their discretion.

Q:	Where can I find the voting results from the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that we will file with the SEC after the date of the Annual Meeting.

Q:	How can I obtain information about the Company?

A:

A copy of our fiscal 2022 Annual Report on Form 10-K is available on our website at https://investor.adt.com by clicking on the dropdown menu entitled “Financials” and selecting “Annual Reports.” Stockholders may also obtain a free copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements and the financial statement schedules, by visiting our website or by sending a request in writing to our Secretary at ADT Inc., 1501 Yamato Road, Boca Raton, FL 33431. Capitalized terms used in, but not defined in, this proxy statement have meanings as defined in our fiscal 2022 Annual Report on Form 10-K.

Q:	When are stockholder proposals due for consideration at next year’s annual meeting?

A:

Under SEC rules, for stockholder proposals to be considered for inclusion in the proxy statement for the 2024 Annual Meeting of Stockholders, they must be submitted in writing to our Secretary at ADT Inc., 1501 Yamato Road, Boca Raton, FL 33431, on or before December 13, 2023. In addition, our Bylaws provide that for directors to be nominated or other proposals to be properly presented at the 2024 Annual Meeting of Stockholders, an additional notice of any nomination or proposal must be received by us not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. If the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, any such notice by the stockholder to be timely must be received by us not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting of Stockholders and not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting of Stockholders or, if the first public announcement of the date of the 2024 Annual Meeting of Stockholders is less than 100 days prior to such meeting, the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting of Stockholders is first made by the Company.

2023 PROXY STATEMENT	77

HOUSEHOLDING MATTERS

HOUSEHOLDING MATTERS

The SEC has adopted rules that permit companies to deliver a single Notice of Internet Availability of Proxy Materials or a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. This means that only one copy of the Annual Report, this proxy statement and Notice may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials and/or proxy statement, either now or in the future, please contact our Secretary by mailing a request to ADT Inc., 1501 Yamato Road, Boca Raton, FL 33431, or by calling our main telephone number at (561) 988-3600 and requesting to be connected to the office of our Secretary. Upon written or oral request to the Secretary, we will promptly provide a separate copy of the Annual Report and this proxy statement and Notice. In addition, stockholders at a shared address who receive multiple Notices of Internet Availability of Proxy Materials or multiple copies of proxy statements may request to receive a single Notice of Internet Availability of Proxy Materials or a single copy of proxy statements in the future in the same manner as described above.

78	2023 PROXY STATEMENT

OTHER MATTERS

OTHER MATTERS

The Board of Directors, at the time of the preparation of this proxy statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other business should properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named in the enclosed proxy will have authority to vote, in their discretion, all shares represented by such proxies that have been received and not theretofore properly revoked.

We file our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, and other documents electronically with the SEC under the Exchange Act. You may obtain such reports from the SEC’s website at www.sec.gov.

Our Investor Relations website address is https://investor.adt.com/. We make available, free of charge through our Investor Relations website, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on those websites is not incorporated by reference or otherwise part of this proxy statement.

Upon the written request of any record holder or beneficial owner of Common Stock or our Class B Common Stock entitled to vote at the 2023 Annual Meeting of Stockholders, we will, without charge, provide a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, for the fiscal year ended December 31, 2022, as filed with the SEC. Requests should be directed to our Secretary at ADT Inc., 1501 Yamato Road, Boca Raton, FL 33431.

2023 PROXY STATEMENT	79

CAUTIONARY STATEMENT REGARDING FORWARD- LOOKING STATEMENTS

CAUTIONARY STATEMENT REGARDING FORWARD- LOOKING STATEMENTS

This proxy statement contains certain information that may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. While we have specifically identified certain information as being forward-looking in the context of its presentation, we caution you that all statements contained in this proxy statement that are not clearly historical in nature, including statements regarding the strategic investment by and long-term partnership with State Farm; anticipated financial performance; management’s plans and objectives for future operations; the successful development, commercialization, and timing of new or joint products; expected timing of product commercialization with State Farm or any changes thereto; our acquisition of ADT Solar and its anticipated impact on our business and financial condition; business prospects; outcomes of regulatory proceedings; market conditions; our ability to successfully respond to the challenges posed by the coronavirus pandemic (the “COVID-19 Pandemic”); our strategic partnership and ongoing relationship with Google; the expected timing of product commercialization with Google or any changes thereto; the successful internal development, commercialization, and timing of our next generation platform and innovative offerings; the successful commercialization of our joint venture with Ford Motor Company (“Ford”); the successful conversion of customers who continue to utilize outdated technology; the current and future market size for existing, new, or joint products; any stated or implied outcomes with regards to the foregoing; and other matters are forward-looking. Without limiting the generality of the preceding sentences, any time we use the words “ expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and, in each case, their negative or other various or comparable terminology, and similar expressions, we intend to clearly express that the information deals with possible future events and is forward-looking in nature. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. For ADT, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, without limitation:

•

our ability to effectively implement our strategic partnership with, commercialize products with, or utilize any of the amounts invested in us by State Farm or provided by State Farm for research and development or other purposes;

•	our ability to keep pace with rapid technological changes, including the development of our next-generation platform, and industry changes;
•	our ability to effectively implement our strategic partnership with or utilize any of the amounts invested in us by Google;
•	the impact of the COVID-19 Pandemic on our employees, our customers, our suppliers, and our ability to carry on our normal operations;
•	the impact of supply chain disruptions;
•	our ability to maintain and grow our existing customer base;
•

our ability to sell our products and services or launch new products and services in highly competitive markets, including the home security and automation market, the commercial fire and security markets, and the solar market, and to achieve market acceptance with acceptable margins;

•	our ability to successfully upgrade obsolete equipment installed at our customers’ premises in an efficient and cost-effective manner;
•

changes in law, economic and financial conditions, including tax law changes, changes to privacy requirements, changes to telemarketing, email marketing and similar consumer protection laws, interest volatility, and trade tariffs and restrictions applicable to the products we sell;

•	any material changes to the valuation allowances we take with respect to our deferred tax assets;

80	2023 PROXY STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD- LOOKING STATEMENTS

•	the impact of potential information technology, cybersecurity, or data security breaches;
•	our dependence on third-party providers, suppliers, and dealers to enable us to produce and distribute our products and services in a cost-effective manner that protects our brand;
•

our ability to successfully implement an equipment ownership model that best satisfies the needs of our customers and to successfully implement and maintain our receivables securitization financing agreement or similar arrangements;

•	our ability to successfully pursue alternate business opportunities and strategies;
•	our ability to integrate various companies we have acquired in an efficient and cost-effective manner;
•	the amount and timing of our cash flows and earnings, which may be impacted by customer, competitive, supplier and other dynamics and conditions;
•	our ability to maintain or improve margins through business efficiencies; and
•	the other factors that are described under the heading “Risk Factors” in our last Annual Report on Form 10-K for the year ended December 31, 2022.

Forward-looking statements and information involve risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements, including without limitation, the risks and uncertainties disclosed or referenced in Part I Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022 under the heading “Risk Factors.” Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. Much of the information in this proxy statement that looks toward future performance is based on various factors and important assumptions about future events that may or may not actually occur. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements included in this proxy statement. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the SEC, including the Company’s Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, and Annual Reports on Form 10-K, including the annual report filed with the SEC for the year ended December 31, 2022 (including under the headings “Cautionary Statements Regarding Forward-Looking Statements” and “Risk Factors”). We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

April 11, 2023

2023 PROXY STATEMENT	81

P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/ADT Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-390-9971 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided ADT Inc. Annual Meeting of Stockholders For Stockholders of record as of March 29, 2023 TIME: Wednesday, May 24, 2023 8:30 AM, Eastern Time PLACE: Annual meeting to be held live via the Internet - please visit www.proxydocs.com/ADT for more details and to attend This proxy is being solicited on behalf of the Board of Directors The stockholder(s) hereby appoint(s) David Smail and Kenneth Porpora, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADT INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM, EDT on May 24, 2023, and any adjournments or postponements thereof, held live via the Internet. Please visit www.proxydocs.com/ADT for more details. This the Board proxy, of when Directors’ properly recommendations executed, will be . voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance this card. with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

ADT Inc. Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Election of Class III members of the Company’s Board of Directors 1.01 Marc E. Becker 1.02 Stephanie Drescher 1.03 Reed B. Rayman 1.04 Sigal Zarmi BOARD OF DIRECTORS YOUR VOTE RECOMMENDS FOR WITHHOLD FOR FOR FOR FOR 2. To conduct an advisory vote to approve the compensation of the Company’s named executive officers; and #P6# 3. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. #P7# In addition, such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof may be voted on. Class B Common Stockholders are not entitled to vote upon the election of directors. FOR AGAINST ABSTAIN FOR FOR Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date